                                                                   EXHIBIT 10.22


                             C O N F I D E N T I A L




                              AMENDED AND RESTATED

                          RAIL TRANSPORTATION AGREEMENT

                                     between

                         UNION PACIFIC RAILROAD COMPANY

                                       and

                PACER INTERNATIONAL, INC., d/b/a PACER STACKTRAIN

                    (f/k/a APL LAND TRANSPORT SERVICES, INC.)

                                       and

                         AMERICAN PRESIDENT LINES, LTD.

                                       and

                                APL CO. PTE LTD.

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                                TABLE OF CONTENTS
                                -----------------

Section 1.    EFFECTIVE DATE, TERM AND RENEWAL ............................................................       2
Section 2.    DEFINITIONS .................................................................................       3
Section 3.    AUTHORIZED AGENT ............................................................................       3
Section 4.    RAIL TRANSPORTATION SERVICES TO BE PROVIDED BY UP ...........................................       4
                  Linehaul Services .......................................................................       4
Section 5.    TERMINAL SERVICES TO BE PROVIDED BY UP ......................................................       4
                  A.  General Services ....................................................................       4
                  B.  Loading Containers ..................................................................       5
                  C.  Other Terminal Services .............................................................       5
                  D.  Facilities ..........................................................................       6
                  E.  Additional Terminal Services Provided by UP Chicago, IL ,
                      for Stack Car Trains for Which UP Does Not Receive a Linehaul .......................       7
Section 6.    UP EQUIPMENT OBLIGATIONS ....................................................................       8
                  A.  Intermodal Cars Furnished by UP .....................................................       8
                  B.  Stack Car Supply ....................................................................       9
                  C.  UP Relief From Obligation ...........................................................      10
                  D.  Equipment Use .......................................................................      10
                  E.  Maintenance of Equipment ............................................................      10
                      1.   Responsibility .................................................................      10
                      2.   Cost of Repairs for APL Stack Cars .............................................      10
                      3.   Cost of Repairs for Containers and Chassis .....................................      11
                      4.   Repairs by Non-Responsible  Party ..............................................      11
                      5.   Permission to Enter ............................................................      12
Section 7.    SERVICE COMMITMENTS BY UP ...................................................................      12
Section 8.    APL'S VOLUME COMMITMENT .....................................................................      12
Section 9.    CAR COST COMPONENT AND USE OF APL OWNED
                  STACK CARS ..............................................................................      12
                  A.  APL's Payment for Stack Cars ........................................................      12
                  B.  UP Use of and Payment for APL Owned or Leased Stack Cars ............................      12
Section 10.   OTHER APL OBLIGATIONS .......................................................................      13
                  A.  Collection of Charges ...............................................................      13
                  B.  Shipping Orders .....................................................................      13
                  C.  UP Domestic Container Space .........................................................      14
Section 11.   EQUIPMENT STORAGE ...........................................................................      14
                  A.  Parking Spaces at Terminals .........................................................      14
                  B.  Equipment Storage Charges ...........................................................      14
                  C.  Storage of Stack Cars ...............................................................      14
Section 12.  PARTICIPANT AND TPI SHIPMENTS ................................................................      15
                  A.  UP and Participants To Negotiate All Terms Other Than
                      Rates and Train Schedules ...........................................................      15
                  B.  Participants' Volume Commitment .....................................................      16
                  C.  International Shipments for TPI Customers ...........................................      16
Section 13.   RATES/ADJUSTMENT TO RATES ...................................................................      16
Section 14.   COMPETITIVE PROPOSALS .......................................................................      16
Section 15.   FORCE MAJEURE ...............................................................................      17

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
Section 16.   ARBITRATION .............................................................................   18
                  A.  Panel ...........................................................................   18
                  B.  Arbitrators' Findings and Rules of Evidence .....................................   18
                  C.  Arbitrators' Duties .............................................................   18
                  D.  Expenses ........................................................................   19
                  E.  Confidentiality .................................................................   19
Section 17.   RENEGOTIATION ...........................................................................   19
Section 18.   MUTUAL INDEMNITY ........................................................................   20
Section 19.   CLAIMS FOR CARGO LOSS AND DAMAGE ........................................................   21
                  A.  Domestic Shipments and Third Party Equipment ....................................   21
                  B.  International Shipments .........................................................   21
                      1.   Duties of Parties ..........................................................   21
                  C.  Processing of Cargo Claims ......................................................   22
                  D.  Notification of Damage ..........................................................   23
                  E.  Agreement Only for Benefit of Party .............................................   23
                  F.  Condition Precedent .............................................................   23
Section 20.   HAZARDOUS MATERIALS AND RESTRICTED COMMODITIES ..........................................   24
                  A.  Hazardous Materials .............................................................   24
                  B.  Indemnity .......................................................................   24
                  C.  Duty of Cooperation .............................................................   25
Section 21.   FEDERAL CONTRACTOR REQUIREMENTS .........................................................   25
                  A.  Applicable Laws .................................................................   25
                  B.  Certification ...................................................................   26
Section 22.   OTHER AGREEMENTS ........................................................................   26
Section 23.   WHEN TERMS AND PROVISIONS OF UP'S INTERMODAL
              RULES APPLY .............................................................................   27
Section 24.   ASSIGNMENT ..............................................................................   27
Section 25.   YEAR 2000 COMPLIANCE ....................................................................   29
Section 26.   NOTICES .................................................................................   30
Section 27.   CONFIDENTIALITY .........................................................................   31
Section 28.   VENUE ...................................................................................   31
Section 29.   APPLICABLE LAW ..........................................................................   31

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                               List of Appendices

Appendix 6.B      --       Stack Car Supply

Appendix 7        --       UP's Service Performance Standards

Appendix 8        --       APL's Volume Commitment

Appendix 9.A      --       Car Cost Component

Appendix 9.B      --       Rates for Use of APL Stack Cars, Etc.

Appendix 11.A     --       Parking Spaces at Terminals

Appendix 12.C     --       International Shipments for TPI Customers

Appendix 13       --       Rates/Adjustments to Rates

Appendix 14.      --       Competitive Proposals

Appendix 17.B     --       Renegotiation of Rates

Appendix 23       --       When Terms and Provisions of UP's Intermodal Rules
                           Apply


                                List of Exhibits

Exhibit A     --  Definitions

Exhibit B     --  Rates per Container and Empty Repositioning Rates

Exhibit C     --  Kearny Trains

Exhibit D         APL Volume Commitment in the Lanes Identified in Section A.1
                  of Appendix 7

Exhibit E     --  [Intentionally Left Blank]

Exhibit F     --  TPI Accounts

Exhibit G     --  Free Time and Storage Provisions at UP Terminals

Exhibit X     --  Southern Corridor International Rates

Exhibit Y     --  Average Daily Tender

Exhibit Z     --  UP Intermodal Rules Not Applicable to AP

                             C O N F I D E N T I A L

                              AMENDED AND RESTATED

                          RAIL TRANSPORTATION AGREEMENT

                  THIS AGREEMENT is made and entered into as of the 15/th/ day of May, 2002, between UNION PACIFIC RAILROAD COMPANY, a Delaware Corporation ("UP"), and PACER INTERNATIONAL, INC., d/b/a PACER STACKTRAIN (f/k/a APL LAND TRANSPORT SERVICES, INC.), a Tennessee corporation (hereafter "LTS" or "Pacer"), and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation (hereafter "APL International") and APL CO. PTE LTD., a Singapore company (hereafter "APL Co."). LTS, APL International and APL Co. are sometimes jointly referred to as "APL".

                                    RECITALS

                  APL International and APL Co. provide ocean common carrier freight transportation. LTS provides intermodal management services and acts as agent for APL International, APL Co., Participants and TPI Customers. UP provides rail transportation services as a common and exempt intermodal carrier.

                  APL International, APL Co., LTS and UP are parties to that certain Rail Transportation Agreement dated October 11, 1996 (the "Original Agreement"), pursuant to which UP provides rail transportation services to APL for the movement of foreign and domestic cargo in Containers under the terms and conditions contained therein. The Original Agreement also covers transportation via the former Southern Pacific Transportation Company and its affiliated railroads (collectively referred to as "SP") which have been acquired by and are under common control with UP.

                  The Original Agreement further provides for (i) carriage of International Shipments in Containers owned or leased by third party ocean carriers (hereafter "TPI

Shipments") as arranged by APL; (ii) carriage of Domestic Shipments in Containers owned or leased by third party ocean carriers as arranged by APL; and
(iii) carriage of auto parts shipments for foreign automobile companies in APL or other ocean carrier Containers as arranged by APL (hereafter "CKD Shipments"). The term "International Shipments" as used in the Original Agreement (and in this Agreement) includes shipments moving for the benefit of APL International, APL Co., TPI Shipments and CKD Shipments.

                  The Original Agreement also formalized and consolidated agreements and understandings, which have been reached over the years between the parties, in anticipation of the transaction involving the recapitalization of LTS which occurred in May 1999 and resulted in a substantial change in ownership of LTS.

                  The parties desire to amend and restate the Original Agreement to read as set forth in this Agreement in order to give effect to certain agreements and understandings among them regarding car supply and to make certain other technical changes and corrections as they have deemed necessary.

                                    AGREEMENT

                  NOW THEREFORE, the parties agree as follows:

Section 1.        EFFECTIVE DATE, TERM AND RENEWAL

                  The Original Agreement took effect on October 11, 1996, thirty days after the Control Date, and as amended and restated herein shall continue to be in effect until October 10, 2011.

Section 2.        DEFINITIONS

                  Capitalized terms used in this Agreement which are not defined in the Agreement itself will have the meanings set forth in Exhibit A to this Agreement.

Section 3.        AUTHORIZED AGENT

                  APL International and APL Co. designate LTS as their authorized representative for the following purposes under this Agreement, including but not limited to:

         1.       Paying transportation charges, as required by this Agreement;
         2. Arranging all operational matters connected with APL International's and APL Co.'s Containers;
         3.       Giving and receiving all notices under this Agreement; and
         4. Performing all other actions and performance required of or permitted to APL International and APL Co. under this Agreement.

                  APL International and APL Co. reserve the right, at their sole discretion and upon prior notice to UP, to take such direct actions and directly perform such obligations under this Agreement as they deem necessary or convenient. It is contemplated by the parties that such direct action and performance by APL International and APL Co. generally will be limited to cargo claims, federal contractor compliance, and other administrative matters.

                  Notwithstanding the foregoing the parties agree that in the event LTS fails to perform any of the duties and responsibilities for APL International and APL Co. with respect to this Agreement with UP, APL International and APL Co. shall perform those duties and responsibilities, particularly payment of transportation charges as required by this Agreement.

Section 4.        RAIL TRANSPORTATION SERVICES TO BE PROVIDED BY UP

                  Linehaul Services

                  UP shall transport loaded Containers carrying International and Domestic Shipments, empty Containers or empty APL Stack Cars between the points and at the divisions, charges and rates (hereafter "Rates") set forth in Exhibit B, as adjusted from time to time under the terms of this Agreement.

Section 5.        TERMINAL SERVICES TO BE PROVIDED BY UP

         A.       General Services

                  The Rates set forth in Exhibit B, as adjusted from time to time under the provisions of this Agreement, include the following additional services to be performed by UP or its authorized agents or independent contractors:

                  (a) Lifting Equipment onto Intermodal Cars and securing Equipment onto Intermodal Cars and unsecuring Equipment and lifting or driving Equipment from Intermodal Cars except at On-Dock facilities.

                  (b) Preparing Equipment receipt and interchange inspection reports evidencing the apparent condition of the Equipment at times of interchange providing copies of those reports to APL;

                  (c) Providing timely notification of Arrival and Availability of Shipments to APL or Participant as identified on the bill of lading;

                  (d) Assessing and collecting any Equipment storage charges against Participants for Domestic Service shipments held at any UP terminal beyond the free time as may be provided in UP's Intermodal Rules except as otherwise provided herein. The Parties agree that APL shall not be responsible for payment of storage charges on Participants' shipments; however, APL shall cooperate with UP to enable UP to collect storage charges on Participants' shipments.

                  (e) Providing APL with a daily inventory report of all APL owned or leased Stack Cars, Containers and chassis on hand at UP's Global One facilities. Such report will be by unit number and will be furnished once daily by 10:00 AM Chicago time for each calendar day.

                  (f) Such other transferring, marshaling and repositioning of Equipment within rail terminals as may be necessary or convenient to carry the purposes of this Agreement into effect.

         B.       Loading Containers

                  Except at On-Dock Facilities, UP shall load the Containers tendered under this Agreement on to Intermodal Cars in a timely manner. UP shall load Intermodal Cars properly in accordance with any safe operating parameters given by connecting rail carriers to UP and/or established by UP, the AAR or the FRA.

                  When Stack Cars are received from connecting rail carriers at interchange points, UP shall accept the connecting rail carrier's loading of top and bottom Containers on each platform as being in accordance with the loading capabilities of the Stack Cars and normal railroad operating parameters.

         C.       Other Terminal Services

                  APL will pay the Rates set forth in Exhibit B for the following additional terminal services:

                  (a) Transferring Containers at Global One between Railcars, including Stack Cars and Standard Railroad Flatcars. Such service includes the attachment or detachment of a chassis.

                  (b) Unloading or loading empty Containers, when directed by APL, from or to Stack Cars or Flatcars when such empty Containers are received or delivered in interchange from or to connecting rail carriers at Chicago, Illinois and on which UP does not receive a linehaul movement.

                  (c) Lifting Containers when directed by APL, between chassis; or from the ground to chassis or from chassis to ground, when directed by APL or required due to APL's shortage of chassis, and the charge for such lifting is not covered in the linehaul rates shown in Exhibit B to this Agreement or in (a) or (b) above.

         D.       Facilities

                  (a) UP agrees to maintain its Chicago, IL area Stack Car Train terminal facility at a size and capacity such as will accommodate APL's requirements for Stack Car Train traffic and terminal services.

                  (b) UP agrees to provide APL with use of no less than one set of three ramp tracks and two cranes or lifting devices during the scheduled loading or unloading of any APL Stack Car Train of ten (10) or more cars.

                  (c) UP shall lease to APL for the term of this Agreement and any extensions thereof 1,800 square feet of office space at its Global One facility to APL for APL's use in the administration of its Stack

                         Car Train operations. The lease shall contain normal and customary terms and conditions concerning tenant and landlord obligations and responsibilities, and the rent required shall not exceed the fair rental value of the leased premises.

         E. Additional Terminal Services Provided by UP in Chicago, IL for Stack Car Trains for Which UP Does Not Receive a Linehaul.

                  In addition to providing terminal service in connection with APL Stack Car Trains for which UP receives a linehaul movement, UP shall also provide additional terminal services as defined in this Section 5 for APL Stack Car Trains which UP does not handle in linehaul service.

                  (1) Such additional terminal services will not be provided for Stack Car Trains originating or terminating in the States of Washington, Oregon or California for which UP does not receive a linehaul.

                  (2) Such additional terminal services shall be limited to apply to a reasonable number of weekly Stack Car Trains but in no case less than two such Stack Car Trains per week.

                  (3) UP shall have no obligations hereunder to provide Intermodal Cars used in transferring Containers from such Stack Car Trains for movement beyond the Chicago, IL area. However, upon notice from APL, UP will use reasonable efforts to furnish any excess Intermodal Cars that may be in UP's possession at Chicago, IL.

                  (4) Such terminal services shall not include payment by UP of any other rail carrier's switching charges.

                  (5) APL shall reimburse UP for any transportation expense incurred by UP for the movement of traffic which UP did not handle in linehaul service.

                  (6) At UP's option, such terminal service will be provided at either UP's Global One or Global Two facilities.

                  (7) UP shall assess and APL shall pay a per Container fee as set forth in Exhibit B for such additional terminal services, provided however, such per Container fee shall only be assessed when UP does not receive a linehaul movement. Also UP shall assess and APL shall pay an additional fee for each Container transferred between Stack Cars and Flatcars as set forth in Exhibit
                         B. This charge includes attachment to or detachment from a chassis. When UP does not receive a linehaul, such additional terminal services shall be performed under operating Schedules as mutually agreed upon by UP, APL and, where necessary, the connecting rail carrier providing linehaul transportation service.

Section 6.        UP EQUIPMENT OBLIGATIONS

         A.       Intermodal Cars Furnished by UP

                  1. At each intermodal terminal where APL tenders volumes to UP, UP shall furnish APL with a sufficient number of Stack Cars to transport loaded and empty Containers tendered by APL on any given day for movement under the applicable Train Schedule, provided that APL shall provide verbal advance notice of its estimated Stack Car needs to UP as provided in Section 6.A.2. below.

                  2. Other than for shipments originating at On-Dock rail terminals at San Pedro, CA, Tacoma, WA and Seattle, WA ("On Dock Terminals"), APL will provide UP with twelve (12) hours verbal advance notice of its estimated Stack Car needs. For shipments originating at the On Dock Terminals, APL will provide UP with five (5) days advance verbal notice of its anticipated Stack Car needs based upon inbound ocean vessel loadings. Further, APL will provide UP with twenty-four (24) hours advance verbal notice of its actual Stack Car needs so as to allow sufficient time for UP to position the required empty Stack Cars to the On Dock Terminal.

                  3. The parties recognize that the day-to-day volume of domestic and international export loaded containers cannot be predicted with certainty. Further, the parties recognize that the available supply of Stack Cars for outbound loading at any given rail intermodal terminal and at On Dock Terminals is also dependent upon timely arrival and unloading of inbound trains. Considering these factors, the parties also recognize that APL cannot provide UP with precise advance notice of its daily Stack Car needs. However, APL will use its best efforts to provide the most accurate advance notice as possible. So long as APL provides the advance notice as required in sub-paragraph A.2. of this Section 6, APL's failure to provide the exact number of Stack Cars required will not relieve UP of its obligation as stated in sub-paragraph A.1. of this
Section 6. To the extent APL's actual daily volume exceeds the estimated volume provided by APL in its 12 hour advance notice by a factor of 125%, UP will not be obligated to provide Stack Cars for the volume in excess of 125%.

         B.       Stack Car Supply

                  The conditions under which UP will provide Stack Cars to APL are set forth in Appendix 6.B.

         C.       UP Relief From Obligation

                  In the event APL incurs a shortage of chassis at any given UP intermodal terminal, and such shortage results in a situation where inbound APL Containers are held on Stack Cars, then UP will be relieved of certain of its Stack Car supply obligations as described in Appendix 6.B until such time as all inbound APL Containers are placed on chassis.

         D.       Equipment Use

                  The rules covering the use of a Container while the Container is in UP's possession or while UP may otherwise be responsible for the Container shall be governed by the AAR Rules.

         E.       Maintenance of Equipment

                  1.       Responsibility

                  Except as otherwise stated in this Agreement, responsibility for loss, damage, maintenance, and repair of Equipment and Intermodal Cars will be governed as follows:

                           (a) Intermodal Cars shall be governed by the then
current Field Manual of the A.A.R. Interchange Rules, sometimes referred to as the Car Interchange Rules of the Association of American Railroads ("Car Rules") in effect on the effective date of this Agreement and as may be amended from time to time, and

                           (b) Containers and Chassis shall be governed by the
Container Rules.

                  2.       Cost of Repairs for APL Stack Cars

                  The cost of repairs to APL Stack Cars shall be allocated as follows:

                           (a)     APL shall pay for or perform owner's
                                   responsibility repairs under the Car Rules.
                           (b) UP shall pay for or perform those handling carrier responsibility repairs under the Car Rules that become necessary while an APL Stack Car is in the possession of UP.
                           (c) APL shall be responsible for all repairs while an APL Stack Car is in the possession of a third party, including but not limited to another rail carrier.

                  3.       Cost of Repairs for Containers and Chassis

                  The cost of repairs to Containers and Chassis will be allocated as follows:

                           (a)     APL shall pay for or perform owner's
                                   responsibility repairs under the Container
                                   Rules.
                           (b) UP shall pay for or perform those handling carrier responsibility repairs under the Container Rules that become necessary while a Container or Chassis is in the possession of UP. If after joint investigation by APL and UP, the responsible party cannot be determined, the cost of handling carrier responsibility repairs shall be shared equally by APL and UP.
                           (c)     As between APL and UP, APL shall be
                                   responsible for all repairs while a Container or Chassis is in the possession of a third party, including but not limited to a motor carrier and other rail carriers.

                  4.       Repairs By Non-Responsible Party

                  If either party performs repairs to Containers or Chassis for which the other party is responsible under this Section, the responsible party shall pay the performing party as set forth in the Container Rules.

                  5.       Permission To Enter.

                  Only upon written request by APL, and after execution of a signed Right of Entry Agreement, UP may permit APL or its contractor to enter onto UP property at UP origins and UP destinations to bring personnel, material and equipment onto that property, and to perform repairs to Containers, Chassis, and Stack Cars on that property. This permission, if granted, shall be in writing and shall not be unreasonably withheld.

Section 7.        SERVICE COMMITMENTS BY UP

                  Appendix 7 sets out the standards for UP's service performance and the remedies if UP fails to meet those standards.

Section 8.        APL'S VOLUME COMMITMENT

                  Appendix 8 sets forth APL's volume commitment to UP and remedies if APL fails to meet those commitments.

Section 9.        CAR COST COMPONENT AND USE OF APL OWNED STACK CARS

         A.       APL's Payment for Stack Cars.

                  Other than the domestic 20' and 40' rates applying from Chicago, IL, Kansas City, MO and St. Louis, MO on the one hand, to Seattle, WA, Portland, OR, Oakland, CA and Los Angeles, CA, on the other hand, the domestic rates shown in Exhibit B include a car cost component equal to the average per diem and mileage paid by UP to TTX and other rail carriers. The car cost component is derived by the process described in Appendix 9.A.

B.       UP Use of and Payment for APL Owned or Leased Stack Cars.

                  1. For purposes of this Agreement, the terms "APL owned Stack Cars" and "APL Stack Car" shall mean those cars owned by APL and/or Pacer as well as those cars leased by APL and/or Pacer bearing marks of "APLX" or "BRAN" or any other mark Pacer arranges to be placed on Stack Cars for movement on UP under this Agreement.

                  2. UP may use APL owned Stack Cars for the movement of APL volumes, Pacer volumes or the volumes of other UP customers.

                  3. Appendix 9.B sets forth the parties' agreement regarding per diem and mileage rates payable by UP for the use of, and other matters regarding, the Stack Cars identified in Appendix 9.B.

Section 10.       OTHER APL OBLIGATIONS

         A.       Collection of Charges

                  APL shall pay UP the Rates set forth in Exhibit B, adjusted in accordance with Section 13, as compensation for the transportation services described in this Agreement. Payment shall be made within thirty (30) days of receipt of an invoice from UP. However, if APL demonstrates that it received any UP invoice more than six calendar days after the date of the invoice, the payment period shall be extended, day for day, by the number of days beyond six days. If APL does not pay UP within the specified time period at UP's request, APL shall pay a late charge of 1.5% per month or the maximum rate then permissible by law, whichever is less.

         B.       Shipping Orders

                  APL shall prepare shipping orders which will specify the rail route of movement for the Containers listed on each shipping order.

         C.       UP Domestic Container Space

                  APL agrees to make available to UP's retail subsidiary, Union Pacific Distribution Services ("UPDS") or its successors, a minimum of 25% of the available domestic Container space on any given APL Train (hereinafter "25% Allocation").

                  In the event UPDS does not fully utilize its 25% Allocation during any calendar month for a particular traffic corridor, the total number of Containers tendered by UPDS for Stack Car Train service in that corridor and direction of movement in the following calendar month shall not exceed 200% of the average per train tender for the month in which UPDS did not utilize its 25% Allocation, not to exceed a 10-unit increase per Stack Car Train. For example, if UPDS's current 25% Allocation for the Stack Car Train moving eastbound from Oakland, California, is 50 Containers per train, and during a given calendar month, UPDS tenders an average of 20 Containers per train, then UPDS's maximum 25% Allocation for the next month for that train will be 20 x 200% or a total of 10 additional Containers per train, whichever is less. In this example, UPDS's new 25% Allocation on the eastbound Stack Car Train from Oakland, California, would be 30 Containers per train.

Section 11.       EQUIPMENT STORAGE

         A.       Parking Spaces at Terminals

UP will provide parking spaces and spaces for empty chassis to APL at UP's Global One facility pursuant to the terms and conditions specified in Appendix 11.

         B.       Equipment Storage Charges

                  UP will allow APL Equipment to be stored at points set forth in Exhibit G, subject to the free time and charges set forth in that Exhibit.

         C.       Storage of Stack Cars

                  1. At UP's Global One facility, UP shall provide temporary track space to store Stack Cars as specified in Appendix 11. UP will make reasonable efforts to accommodate the storage of additional Stack Cars, that is, Stack Cars above and beyond those Stack Cars specified in Appendix 11. Such storage may be at Global One or elsewhere on UP controlled property. If UP is unable to store additional Stack Cars, it will verbally notify APL. Within twenty-four (24) hours of such notification, APL will verbally notify UP of APL's desired disposition of these Stack Cars. All APL controlled Stack Cars will remain in the APL account until delivered off-line.

                  2. UP shall provide temporary storage of APL Stack Cars without charge when cargo volumes or other factors do not allow for continued use of APL Stack Cars. When APL Stack Cars are stored by UP, UP shall be relieved of paying the per diem charges as set forth in Section 4 of Appendix 9.B from the time the APL Stack Car is placed in storage until it is removed from storage.

Section 12.     PARTICIPANT AND TPI SHIPMENTS

         A. UP and Participants To Negotiate All Terms Other Than Rates and Train Schedules

                  UP and APL agree that APL arranges for the transportation of Participants' Containers with UP, as well as with other rail carriers. UP and APL acknowledge that the terms and conditions of the transportation by rail shall be agreed upon by UP and the Participants other than the Rates and Train Schedules applicable to Participants for movement of their Containers.

                  Unless otherwise specifically advised in writing by APL, UP acknowledges that APL has no authority as agent for the Participants to enter into any agreement with

UP exculpating or in any way limiting UP's liability for cargo loss, damage, delay or misdelivery, if any. UP shall issue bills of lading either directly or through APL as agent of UP which advises Participants of the terms and conditions of the rail transportation.

         B.       Participants' Volume Commitment

                  UP shall allow any Domestic Shipments tendered by a Participant under this Agreement to count toward any annual volume commitment which that Participant has with UP.

         C.       International Shipments for TPI Customers

                  Provisions for TPI Customer shipments are set forth in Appendix 12.C.

Section 13.       RATES/ADJUSTMENT TO RATES

                  Appendix 13 sets forth UP's rates and charges to APL and the adjustment mechanisms applicable to those rates and charges.

Section 14.       COMPETITIVE PROPOSALS

                  Appendix 14 sets forth provisions for the adjustment of UP's rates and charges to APL as a result of specified market conditions and competitive circumstances.

Section 15.       FORCE MAJEURE

                  In the event that either party is unable to meet its obligations under this Agreement as a result of Acts of God, war, insurrection, strikes, high winds, derailments which result in the normal route being impassable, heat and cold weather speed restrictions, or any like causes beyond its control, the performance obligations of the party or parties affected by the force majeure condition shall be suspended to that extent for the duration of such event; PROVIDED, HOWEVER, that the parties shall make all best faith efforts to continue to meet their obligations during the duration of the force majeure condition; and PROVIDED, FURTHER, that the party declaring force majeure shall notify the other parties in writing when (a) the force majeure commences,
(b) the nature of the force majeure, and (c) when the force majeure condition is terminated.

                  The suspension of any obligation owing to force majeure shall neither cause the term of this Agreement to be extended nor affect any rights accrued under this Agreement prior to the force majeure condition.

                  If the parties are unable to agree on whether an operating condition constitutes a force majeure condition, the matter shall be brought to the attention of the APL Vice President-Transportation Purchasing and the UP Vice President-Intermodal within ten (10) days of the occurrence of the disputed event for resolution by them.

Section 16.       ARBITRATION

       A.         Panel

                  If during the term of this Agreement any dispute between the parties, except concerning loss and damage, should arise regarding the interpretation, application or enforcement of any of the terms of this Agreement, and such dispute cannot be resolved by the parties within sixty (60) days after either of the parties notified the other of its desire to arbitrate the dispute, then the dispute shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association. For arbitration, a panel of three arbitrators shall be named, one to be selected by UP, one to be selected by APL, and one to be selected by the other two arbitrators. If the two arbitrators previously appointed by UP and APL cannot agree upon the third arbitrator within fifteen (15) days, then either party may apply to the presiding judge of any court of competent jurisdiction for appointment of a neutral third arbitrator. In the alternative, the parties may agree on a sole arbitrator.

         B.       Arbitrators' Findings and Rules of Evidence

                  The finding of the arbitrator shall be binding on the parties, subject to provisions of the Federal Arbitration Act. No change in the rules of arbitration which would deprive a party of the right to be represented by counsel, to present evidence or to cross-examine witnesses presented by the other party shall be effective in any arbitration proceeding arising out of this Agreement.

         C.       Arbitrators' Duties

                  The arbitrators shall have no power to modify any of the contract provisions without the parties' consent, and their jurisdiction is limited accordingly. The decision of the arbitrators shall be rendered within ninety (90) days after the matter has been submitted.

         D.       Expenses

                  Each of the parties shall be responsible for the expenses incurred by the arbitrator appointed by said party, and the expenses, fees and cost of the third arbitrator, or sole arbitrator shall be borne equally between the parties.

         E.       Confidentiality

                  Any terms and conditions of this Agreement as well as any confidential cost information which must be disclosed by any party during the course of arbitration shall only be disclosed pursuant to the arbitrators' execution of a non-disclosure agreement acceptable to all parties.

Section 17.       RENEGOTIATION

         A. If performance of the terms of this Agreement, as currently written or as subsequently modified by the parties or by order, law, rule, regulation of a competent governmental or regulatory authority would have a material adverse effect on any party due to causes beyond the control of the materially adversely affected party, then that party may request in writing that any or all terms of this Agreement be renegotiated; PROVIDED, HOWEVER, that competitive transportation proposals or offerings shall not be grounds for such renegotiation. New terms so renegotiated shall become effective at the time a renegotiated agreement is executed. If, after renegotiation in good faith, the parties are unable to agree upon new terms within 90 days of the written request for renegotiation, any party may terminate this Agreement by giving written notice of termination to all other parties.

         B. The mechanism for any party to this Agreement to request renegotiation of Rates is set forth in Appendix 17.B.

Section 18.       MUTUAL INDEMNITY

                  Each party to this Agreement shall indemnify and hold the other party harmless against all liability, loss, damage, and expense, including attorneys' fees, reasonably incurred by the other party to the extent that such liability, loss or damage is caused by the negligent or intentional act or by any default under this Agreement by any employee, agent or subcontractor of the indemnifying party. More specifically, UP shall be liable to APL for any loss or damage to APL owned, leased or controlled Equipment or for any injury to any employee, agent or subcontractor of APL caused by the negligent or intentional act or failure to act by UP, its agents and subcontractors to the extent provided by applicable law. If UP is found liable for such loss, damage or injury, UP shall also be liable for any expenses, including attorneys' fees, reasonably incurred by APL in resolving such claims.

                  APL shall be liable to UP for any loss or damage to UP owned, leased or controlled Equipment or for any injury to any employee, agent or subcontractor of UP caused by the negligent or intentional act or failure to act by APL, its agents and subcontractors to the extent provided by applicable law. If APL is found liable for such loss, damage or injury, APL shall also be liable for any expenses, including attorneys' fees, incurred by UP in resolving such claims.

Section 19.       CLAIMS FOR CARGO LOSS AND DAMAGE

       A.         Domestic Shipments and Third Party Equipment

                  Liability for loss or damage to any Equipment owned by persons other than the parties to this Agreement shall be governed by the terms and provisions of UP's Intermodal Rules and the AAR Container Rules.

                  Claims for loss or damage to Domestic Shipments shall be handled by UP with the individual Participant, and UP's liability to the Participant shall be as set forth in UP's Intermodal Rules. APL agrees to cooperate with UP in settling any claims for loss or damage to Domestic Shipments or to Equipment owned by persons other than the parties to this Agreement.

       B.         International Shipments

                  This section shall govern claims arising out of International Shipments only.

                  1.       Duties of Parties

                  UP and APL each undertake, with respect to the other,

                           (a) to cooperate with each other to settle
International cargo and Equipment damage claims, and to do nothing to increase the liability or exposure of the other party to increased cargo or equipment damage claims.

                           (b) to accept liability for actual cargo shortage
when a seal is breached while the cargo is in its possession, unless that party can produce an executed interchange receipt or other documentation showing that the seal was broken when the cargo was first received by the party;

                           (c) to accept liability for cargo and Equipment
damage when carrying Equipment is damaged while in its custody or that of its agents, unless such party can produce duly executed interchange receipt documentation or other documentation evidencing that the Equipment was damaged when first received by such party or that cargo damage was caused by other than such party's handling. APL will provide all pertinent documentation including any communications from the individual cargo interest relating to the shipment and all APL correspondence with the individual cargo interest relating to the shipment as well as any reports or communications made or ordered by APL while the shipment was in the possession of APL, including, but not limited to, bills of lading, dock receipts, trailer interchange records, and surveys made of the cargo or equipment.

                           (d) Nothing in this Agreement shall be defined or
construed to make the package or liability limitations of C.O.G.S.A. unavailable to UP.

         C.       Processing of Cargo Claims

                  When APL refers a cargo claim either for Domestic or International Shipments, to UP, UP shall:

                  (a) acknowledge receipt of the referred claim to APL within 30 days of such receipt; and,

                  (b) within 120 days after receipt of the completed referred claim,

                      (1) pay the claim;

                      (2) decline to pay the claim and furnish an explanation of denial together with any supporting documentation for the denial; or

                      (3) advise APL as to the status of the claim as required by Part 1005 of Title 49, Code of Federal Regulations.

         D.       Notification of Damage

                  Whenever substantial cargo or Equipment damage is brought to the attention of UP's Damage Prevention Services while the cargo or Equipment is in the possession of UP, UP shall promptly notify APL concerning the extent of damage as well as the location and availability of the cargo and Equipment for inspection, APL shall thereafter notify the cargo interest of any damaged cargo and obtain the instructions of the cargo interests, if any, and furnish advice of disposition to UP. UP shall not dispose of any cargo and/or Equipment without APL's written authorization to do so. Whenever substantial damage is brought to the attention of APL while the cargo is in the possession of APL, APL shall promptly notify UP's Damage Prevention Services as to the nature of the damage and location of the Equipment.

         E.       Agreement Only for Benefit of Party

                  Except as otherwise provided herein, this Agreement shall not be interpreted as intended for the benefit of, or as providing any legal remedy for, any person not a party hereto.

         F.       Condition Precedent

                  As a condition precedent to recovery on claims for loss or damage, the liability of UP shall be limited to those cargo claims which are filed with UP by cargo interests, or by APL when the claim rights of cargo interests have been subrogated to APL, in writing within nine months (9) from the date that UP has completed performance under the through bill of lading for such shipment; PROVIDED, HOWEVER, that for shipments moving via UP direct or where UP is solely responsible for said loss or damage, said filing period shall be extended to twelve (12) months from the date UP has completed performance under the through bill of lading when said claim is filed with

UP by cargo interests directly, and said filing period shall be extended to fourteen (14) months from the date UP has completed performance under the through bill of lading when said claim is filed with UP by APL on behalf of cargo.

Section 20.       HAZARDOUS MATERIALS AND RESTRICTED COMMODITIES

         A.       Hazardous Materials

                  In the event that any International or Domestic Shipment contains hazardous material, APL International or APL shall obtain certification on the shipping documents received from the consignor that the consignor has complied with all appropriate federal regulations governing the transportation of such hazardous materials, including, but not limited to, regulations concerning loading, blocking, bracing, documentation, placarding, commodity mix, and packaging. APL shall furnish UP (or the origin carrier) with the hazardous materials information prior to acceptance for transportation by UP. UP reserves the right to refuse to accept or restrict hazardous materials. UP shall supply APL with a list of prohibited hazardous materials not later than 30 days prior to UP's refusal to accept such hazardous materials under this Agreement.

         B.       Indemnity

                  APL shall indemnify UP for all losses, damages, liabilities, fines, civil penalties and expenses (including attorney's fees) suffered by UP to the extent caused by the omission of full disclosure required by this Section or by applicable law or regulation.

                  Containers discovered leaking hazardous materials at any UP destination terminal shall not be allowed to leave the premises until (a) responsibility therefor is determined and/or the leak is repaired, or (b) UP obtains permission from the involved Government authorities to move the shipment.

         C. Duty of Cooperation
            -------------------

            The parties recognize that, as to Domestic Shipments, the primary responsibility for any spill, discharge, or accident resulting from a failure by the consignor to comply with applicable federal regulations shall be the responsibility of the Participants; and that, in the event of a spill, discharge, or accident resulting from the failure of a consignor or one or more Participants to properly package, block, brace, or load hazardous materials, or in the event of a claim, lawsuit, judgment, settlement, citation, fine or penalty arising out of such failure, UP shall assist APL by furnishing all relevant communications, data, information and reports to APL.

Section 21. FEDERAL CONTRACTOR REQUIREMENTS
            -------------------------------

         A. Applicable Laws
            ---------------

            The parties, each for its own part, shall comply with and give all representations and further assurances required by any law or regulation applicable to federal contracts and subcontracts including, without limitation, the following:

            (1) the extent applicable, the Renegotiation Act of 1951, as amended, (50 U.S.C. App.ss.ss.1211 et seq.,), the Walsh-Healy Public Contracts Act, as amended (41 U.S.C.(S)(S) 35, 45), and the Contract Work Hours and Safety Standards Act, as amended (40 U.S.C.(S)(S) 327,333);

            (2) to the extent applicable, Executive Order No. 11246 dated September 24, 1965, as amended, relating to equal employment opportunity and affirmative action in employment of persons without regard to race, color, religion, sex or national origin; Executive Order No. 11701 dated January 24, 1973, relating to affirmative action in the employment of certain veterans; Executive Order No. 11758 dated January 15, 1974, relating to affirmative action in employment of handicapped individuals; Executive Order No. 11 625 dated October 13, 1971, relating to the assistance of minority business enterprises; Executive Order No. 12138 dated May 18, 1979, relating to the assistance of women's business enterprises; the Age Discrimination Act of 1975; all applicable Regulations of the Secretary of Labor, including, but not limited to, 41 C.F.R.(S)(S)60-1.4 et seq.; 41 C.F.R.(S)(S)60-250 et seq.; and 41 C.F.R. (S)(S) 60-741 et seq.; and
all applicable Federal Procurement Regulations including, but not limited to, 41 C.F.R.(S)(S)1-1.13 et seq.; and,

            (3) to the extent applicable, Defense Acquisition
Regulations-104.14, relating to the utilization of small business and minority business concerns; and 7-104.20, relating to the utilization of labor surplus area concerns.

         B. Certification
            -------------

            Each party hereby certifies to the other that it does not and shall not maintain any facilities provided for employees which are unlawfully segregated, that it does not and shall not permit employees to perform services at any location under its control or that of its subcontractors where unlawfully segregated facilities are maintained, and that it shall require its non-exempt subcontractors to furnish a similar certification to the award of any non-exempt contract.

Section 22. OTHER AGREEMENTS
            ----------------

            This Agreement and the Original Agreement, as amended and supplemented and in effect through the date of this Agreement (including, without limitation, the Letter of Understanding dated April 4, 2002, between the parties), together comprise the entire agreement and understanding between the parties regarding the subject matter hereof and thereof and supersede all other existing and prior agreements between the parties with respect to such subject matter; provided, however, that the termination of any and all existing and prior agreements shall not release any party from any obligation that may have accrued under those agreements prior to such termination.

Section 23. WHEN TERMS AND PROVISIONS OF UP'S INTERMODAL RULES APPLY
            --------------------------------------------------------

            The provisions relating to the applicability of UP's
Intermodal Rules are set forth in Appendix 23 and Exhibit Z.

Section 24. ASSIGNMENT
            ----------

            Except as expressly allowed by this Section, no party to this Agreement may assign this Agreement, in whole or in part, or assign any rights granted by or under this Agreement, or delegate to any person not a party to this Agreement any of its obligations under this Agreement without the prior written consent of the other party. In the event of an acquisition or merger of UP by another Class I railroad or by UP of another Class I railroad, APL International, APL Co. and/or LTS have the right (1) to refuse its agreement to allow UP to assign this Agreement to the acquiring or merging party(ies) and (2) if UP attempts to assign this Agreement, to terminate this Agreement upon thirty
(30) days written notice at any time subsequent to the consummation of the transaction between UP and the other party(ies). Similarly, in the event of a major restructuring of APL International, APL Co. and/or LTS which (a) would result in a significant change in the volume of Containers tendered by APL International, APL Co. and/or LTS to UP or (b) would significantly increase the cost of doing business for UP or (c) would significantly change UP's operational or administrative efficiency of doing business with APL International, APL Co. and/or LTS, or (d) would significantly impact UP's position negatively in the intermodal market; UP has the right to refuse its agreement to allow APL International, APL Co. and/or LTS to assign this Agreement. However, if the major restructuring of APL International, APL Co. and/or LTS does not result in any of the changes described in (a) through
(d) of the immediately preceding sentence, APL International, APL Co. and/or LTS may assign this Agreement without UP's consent. In the event that UP's consent is required because a major restructuring of APL International, APL Co. and/or LTS would result in (a), (b), (c) , or (d) above, and UP does not grant its consent to the assignment on that basis, the parties shall engage in renegotiation of the Agreement in an effort to obtain UP's consent. In the event the parties cannot successfully renegotiate this Agreement, LTS shall have the right to terminate this Agreement in its entirety as to all parties. In the event that LTS terminates this Agreement pursuant to the above sentence, APL International, APL Co. and LTS will transition their business to a new carrier as soon as possible, but no longer than six (6) months after termination of this Agreement. Subject to this Section, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their permitted successors and assigns.

          For purposes of this Section, a major restructuring is defined as a merger, sale of substantially all assets or other change of control. An initial public offering of shares of APL International, APL Co. and/or LTS shall not be considered to result in any of the changes described in (a) through (d) above; and, therefore, shall not be considered to require UP's consent to assignment of this Agreement.

Section 25. YEAR 2000 COMPLIANCE
            --------------------

            UP and APL each represent and warrant (i) it has audited its computer hardware and software systems which will be utilized in connection with this Agreement and (ii) that accurate and current information regarding the Year 2000 Compliance status of such hardware and software systems and the party's plans to address Year 2000 Compliance problems have been supplied or made available to the other party. UP and APL each further represent and warrant that they will cooperate with each other in providing or making available updated information regarding their Year Compliance program upon reasonable request.

            Any costs associated with effectuating Year 2000 Compliance shall be borne by each party and shall not result in any additional charges to the other under this Agreement.

            When data is exchanged between UP and APL as part of this Agreement, UP and APL each agree to provide to the other, at no additional cost, reasonable testing assistance and cooperation in order to verify Year 2000 Compliance. Each party shall designate a Year 2000 Technical Contact person with sufficient knowledge, experience, and expertise in areas of the Year 2000 problem and the party's systems environment, who will be available to facilitate answering questions, coordinate deliverables for testing Year 2000 compliance and provide other assistance as needed.

            For purposes of this Section, "Year 2000 Compliance" means that each computer hardware and software system or component thereof (including without limitation hardware, firmware, middleware, custom or commercial software, internal components or subroutines therein, or databases which perform any date/time data recognition function, calculation, comparing or sequencing) will
(a) accurately record,
process, store and display date and time data (including but not limited to calculating, comparing and sequencing) on dates from, into and between different centuries, including the years 1999 and 2000 and including leap year calculations, (b) will respond to two-digit date input in a way that resolves any ambiguity as to century in a disclosed and defined manner, (c) will store and provide output of date information in ways that are unambiguous as to century, and (d) will conform to the foregoing requirements when interfacing with operating systems and other software, hardware and systems with which it will interact in performing any obligations under this Agreement.

Section 26. NOTICES
            -------

            Except as provided otherwise in this Agreement, any and all notices given by any party under this Agreement shall be in writing and shall be delivered (postage or other delivery charges prepaid) to the other parties by USPS Express Mail, UPS, DHL, Federal Express or other established expedited courier service, telecopy, facsimile or like wire delivery or any other commercially reasonable and accepted form of delivery, excluding regular U.S. Postal Service, to the following addressees:

            To LTS:             Pacer International, Inc.
                                2300 Clayton Road, Suite 1200
                                Concord, California 94520
                                ATTN: Vice President-Transportation Purchasing

            To APL Co./         American President Lines, Ltd.
             APL International: APL Co. PTE, Ltd.
                                1111 Broadway
                                Oakland, California 94607
                                ATTN: Vice President-Transportation Purchasing

            To UP:              Union Pacific Railroad Company
                                1416 Dodge Street
                                Omaha, NE 68179
                                ATTN: Vice President -Intermodal

Any written notice given under this Agreement shall be deemed effective on the date the notice is received.

Section 27. CONFIDENTIALITY
            ---------------

            The parties agree that the commercial terms of this Agreement and its appendices are confidential and proprietary, and that unauthorized disclosure could be damaging from a commercial or competitive standpoint under many circumstances. Therefore, except as otherwise provided in this Agreement and except to the extent required by law, the contents of this Agreement shall not be disclosed or released by any party to anyone other than that party's employees on a "need to know" basis without the written consent of the other party during the term of this Agreement and for one (1) year thereafter. Any employee having access to any part of this Agreement or to any information contained within the Agreement must agree to abide by the terms of this provision. This includes, without limitation, rate information of any kind, customer identities, traffic volumes and commodities moving via APL, train schedules and/or performances, and any other information learned by one party about the other's business during the course of their dealings thereunder.

Section 28. VENUE
            -----

            Any lawsuits filed by either party against the other arising from any dispute between the parties during the term of this Agreement shall be brought in the San Francisco, California judicial district, either state or federal.

Section 29. APPLICABLE LAW
            --------------

            This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of California, without reference to the laws of any other jurisdiction except to the extent governed by the laws, rules and regulations of the United States.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

UNION PACIFIC RAILROAD COMPANY              Attest:



By:  /s/ Ivan Evans
    ---------------------------------
Title: President and C.O.O.
       ------------------------------                           Secretary



PACER INTERNATIONAL, INC.                   Attest:
  d/b/a Pacer Stacktrain

By:  /s/ Larry Yarberry
    ---------------------------------
Title: Executive Vice President
       ------------------------------                           Secretary



AMERICAN PRESIDENT LINES, LTD.              Attest:



By:  /s/ Timothy J. Windell
    ---------------------------------
Title: Vice President
       ------------------------------                           Secretary



APL CO. PTE LTD.                            Attest:



By:  /s/ Timothy J. Windell
    ---------------------------------
Title: Authorized Signatory
       ------------------------------                           Secretary

                               List of Appendices
                               ------------------

Appendix 6.B      --       Stack Car Supply

Appendix 7        --       UP's Service Performance Standards

Appendix 8        --       APL's Volume Commitment

Appendix 9.A      --       Car Cost Component

Appendix 9.B      --       Rates for Use of APL Stack Cars, Etc.

Appendix 11.A     --       Parking Spaces at Terminals

Appendix 12.C     --       International Shipments for TPI Customers

Appendix 13       --       Rates/Adjustments to Rates

Appendix 14.      --       Competitive Proposals

Appendix 17.B     --       Renegotiation of Rates

Appendix 23       --       When Terms and Provisions of UP's Intermodal Rules
                           Apply


                                List of Exhibits
                                ----------------

Exhibit A     --  Definitions

Exhibit B     --  Rates per Container and Empty Repositioning Rates

Exhibit C     --  Kearny Trains

Exhibit D     --  Geographic Areas for APL Volume Commitment

Exhibit E     --  [Intentionally Left Blank]

Exhibit F     --  TPI Accounts

Exhibit G     --  Free Time and Storage Provisions at UP Terminals


Exhibit X     --  Southern Corridor International Rates

Exhibit Y     --  Average Daily Tender

Exhibit Z     --  UP Intermodal Rules Not Applicable to AP

                                                                   APPENDIX 6.B.

                                Stack Car Supply

                  The parties recognize that occasional regional or national shortages of Stack Cars can occur. In such situations, UP agrees to provide APL with priority and preference over other UP customers and over any domestic container products which UP offers. APL shall have preference and priority as to:

                  1. the supply of empty Stack Cars on hand at any given UP facility;
                  2. the repositioning of empty Stack Cars from surplus to deficit locations;
                  3. the loading of APL containers in available Stack Car slots at all intermodal terminals where APL volumes are tendered to UP.

                                  Appendix 6.B

                                                                      APPENDIX 7

                       UP's Service Performance Standards

         A.   Service Performance Standards for Loaded Containers on Stack Cars

              1.       Service Lanes

              For loaded Containers moving on Stack Cars, UP shall transport such Containers in compliance with the Service Performance Standards set forth below. The Service Performance Standards shall apply to all APL Containers whether moving on a Dedicated APL Train or on other UP intermodal trains. Fourteen Service Lanes will be measured separately on UP. Those Service Lanes are:

              Service Lane 1: Traffic moving from the Pacific Northwest to Chicago.
              Service Lane 2: Traffic moving from Chicago to the Pacific Northwest.
              Service Lane 3: Traffic moving from Southern California to
Chicago.
              Service Lane 4: Traffic moving to Southern California from
Chicago.
              Service Lane 5: Traffic moving from Northern California to
Chicago.
              Service Lane 6: Traffic moving from Chicago to Northern
California.
              Service Lane 7: Traffic moving from Chicago to Laredo.
              Service Lane 8: Traffic moving from Laredo to Chicago.
              Service Lane 9: Traffic moving from southern California to the southeast, including New Orleans and the Norfolk Southern ("NS") interchange at New Orleans.
              Service Lane 10: Traffic moving to southern California from the southeast, including New Orleans and the NS interchange at New Orleans.
              Service Lane 11: Traffic moving from southern California to
Memphis.

                                App. 7 - Page 1

              Service Lane 12: Traffic moving to southern California from
Memphis.
              Service Lane 13: Traffic moving from southern California to Texas. Service Lane 14: Traffic moving to southern California from Texas.

              2.       Service Performance Standards

              Each Service Lane shall be measured separately in each Calendar Month. UP's performance will be measured on the trains whose scheduled Arrival time is during that Calendar Month. The Service Performance Standard for each Service Lane is eighty percent (80%) except that for 3rd AM trains from Chicago to Los Angeles and to Northern California ("3rd AM Trains") and for selected Eastbound trains destined to Kearny, New Jersey ("Kearny Trains"), the Service Performance Standard shall be ninety percent (90%). The Kearny Trains are identified in Exhibit C.

              In order to meet these Service Performance Standards, for each Calendar Month UP must make Available or Interchange not less than the applicable percentage of all loaded Containers for each Service Lane at or in advance of the applicable scheduled Availability or interchange times set forth in the Train Schedules.

              Any APL Train Schedules shall not be changed without the consent of APL which shall not be withheld unreasonably. "APL Train Schedules" refer to the schedules for those trains on which APL containers regularly comprise twenty-five percent (25%) of the total number of containers transported on the train. In the event APL Containers regularly comprise 25% or more of the total number of Containers transported on a train moving in a lane for which APL has no Volume Commitment, but another UP customer has a contractual commitment to that train, UP will have the right to alter the train schedule as required by UP's commitment in the other contract without

                                App. 7 - Page 2
the consent of APL, provided UP notifies APL of the intended changes to the Train Schedule.

              3.       Specific Measures for Service Performance

              If UP is required to set out a bad order Stack Car en route, no additional hour will be added to the schedule of the train that sets out the bad order Car and one hour will be added to the schedule of the train that picks up the bad order Car.

                       a.       UP Terminals

                       In the Eastbound or Southbound direction, performance will be measured against the scheduled Availability and interchange time for UP at destination terminals or at designated interchange points in the Service Lanes specified in Section A.1 of this Appendix 7. In the Westbound or Northbound direction, UP's performance will be measured against the scheduled Availability time at each destination terminal in the Service Lanes specified in Section A.1 of this Appendix 7. Seattle and Portland volumes will be aggregated to determine UP's performance in any given Monitoring Period.

                       b.       UP On-Dock

              In the event that APL initiates service to an "on-dock" terminal at any West Coast location for International, or International and Domestic, Containers, UP's performance will be measured against the scheduled interchange time to the rail carrier servicing the on-dock facility or against the scheduled time of placement of loaded Stack Cars at the on-dock terminal when UP makes such placements.

                       c.       Other

              In the event that a Container is excluded from the performance measure, UP will still make its best effort to transport the Container on a timely basis and at the

                                App. 7 - Page 3
hourly transit time reflected in the applicable Train Schedules.

              The Service Performance Standards shall not apply to any loaded Container where the actions of APL, a Participant or their agents, or a Force Majeure condition prevent UP from meeting a Train Schedule. This includes the following: lack of Chassis, a late ship, a lack of proper and/or complete documentation, a failure to tender a Container in advance of the scheduled "cut-off " time as set forth in the Train Schedule or adjusted gate cutoff times made at APL's request with UP's consent. If UP believes that an event has happened which was within APL's control and that event prevented UP from meeting a Train Schedule, the parties will confer in good faith to determine if the Service Performance Standards should apply to the affected Containers.

              4.       Force Majeure Conditions

              If a Container incurs a force majeure condition but UP still makes the scheduled Availability or interchange, that Container will be included in the Service Performance measure. Force majeure conditions are set forth in
Section 15.

              5.       Service Standard Adjustments Due to Maintenance

              Each year UP will evaluate its maintenance of way programs and discuss with APL the potential implications of maintenance on the Service Performance Standards. Included in the evaluation may be a proposal to change a specific Service Performance Standard for a period of time during certain maintenance periods. APL will review these proposals and will not unreasonably withhold its consent to potential changes. APL will make its best efforts to work with UP to accommodate repair programs. However, in no event will the proposed change from the Service Performance Standard be greater than 5%.

                                App. 7 - Page 4

          6. Cross-Town Standards

          Service performance standards for crosstown movements by truck of Containers for the ZLAAP Trains or their successor trains are as follows:

          10 containers by 1700

          10 containers by 1800

          15 containers by 1900

          20 containers by 2000

In the event that the volumes being excluded from the above crosstown measure become excessive, UP and APL agree to negotiate in good faith to establish new standards to increase the volume included in the measurement process.

          7. Service Performance Compliance Reports

          APL and UP shall each monitor compliance with the Service Performance Standards. APL and UP shall use their best efforts to develop a joint report measuring each Monitoring Period ("UP Service Performance Report"). The UP Service Performance Report shall include each Container number, the Train identification number for each Container, the scheduled Availability or interchange of each Container, the actual Availability or interchange of each Container, and the time each Container was removed from the terminal.

      B.  Penalties for Failure to Meet Service Performance Standards

          1.   Default Condition

          If UP fails to meet its Service Performance Standards in any period of three consecutive Calendar Months or five Calendar Months in any twelve consecutive Calendar Months, UP will be in default of its Service Performance Standards ("Default Condition"). APL is not required to notify UP of this Default Condition.

                                App. 7 - Page 5

          2.   Related Service Lanes

          The following traffic is defined as being in Related Service Lanes:

               (a) Service Lanes 1 and 2;

               (b) Service Lanes 3 and 4;

               (c) Service Lanes 5 and 6;

               (d) Service Lanes 7 and 8;

               (e) Service Lanes 9 and 10;

               (f) Service Lanes 11 and 12;

               (g) Service Lanes 13 and 14.

          3.   Correction of Default Condition

          UP may correct the Default Condition if its average performance in the next three Calendar Months ("Correction Period") meets the Service Performance Standards. For example, if UP fails in Calendar Months One, Two and Three, and the current Service Performance Standard is 80% , if UP's performance in Calendar Months Four, Five and Six (the "Correction Period") averages 80%, then UP will have corrected the Default Condition. UP will have one such Correction Period during each period of twelve (12) consecutive Calendar Months commencing with the effective date of the Agreement. The Correction Period is included in the eighteen consecutive Calendar Months.

          4.   Elimination of APL Volume Commitment

          If UP fails to remedy the Default Condition or has exhausted its available Correction Periods as to the 80% Service Standard, then APL's Volume Commitment as defined in Section A of Appendix 8 shall be eliminated for the affected Service Lane(s) and Related Lane(s), including any 3rd AM Trains or Kearny Trains which are moving in

                                App. 7 - Page 6
the affected Service Lane(s) or Related Service Lane(s). If UP fails to remedy the Default Condition or has exhausted its available Correction Periods as to the 90% Service Standard, then APL's Volume Commitment as defined in Section 8.A. shall be eliminated for that percentage of APL's Volume Commitment represented by the affected Train(s). If APL does not divert its business during the six Calendar Months following UP's Service Performance Failure, and provided that UP meets the Service Performance Standard in each of the six Calendar Months, then APL's Volume Commitment for the involved Service Lane and Related Service Lanes is reinstated. If UP fails to meet the Service Performance Standards in any of the six Calendar Months, then APL's Volume Commitment for the involved Service Lane and Related Service Lanes is eliminated for the remainder of the Agreement.

          APL will provide UP with sixty days advance written notice of its intended diversion of traffic ("Notice of Diversion"). If APL diverts a portion of its traffic in the affected Service Lanes, and UP meets the Service Performance Standard in each of the six Calendar Months, then APL's Volume Commitment will be reinstated for the traffic which APL did not divert from these Service Lanes. Regardless of APL's diversion of traffic, all other provisions of the Agreement will continue to apply to traffic which APL continues to offer to UP under this Agreement.

          5.   APL's Sole Remedy

          If UP fails to remedy a Default Condition as set forth in Section B.3 of this Appendix 7, APL shall have the right, in its sole discretion, to divert its traffic, in whole or in part, temporarily or permanently, to other carriers. Except as provided in Section B.6 of this of this Appendix 7, the foregoing right to divert shall be APL's sole right against UP for UP's failure to correct a Default Condition within the Correction Period.

                                App. 7 - Page 7

          6.   UP's Sole Remedy

          If APL notifies UP that it plans to divert some or all of its traffic under Section B.4 of this Appendix 7, UP shall have the right to request expedited, single issue arbitration as set forth in Section C of this Appendix
7. It shall not be a defense available to UP in an arbitration proceeding brought under this subsection that APL (i) will not be able to improve its service by diverting to another carrier; (ii) will have to pay higher (or lower) Rates to the carrier to which APL's traffic is to be diverted, or (iii) has some other motive unrelated to UP's performance under this Agreement for desiring to divert its traffic to another carrier.

     C.   Expedited Arbitration

          If UP desires to invoke single-issue arbitration under this subsection, it shall serve its written demand on APL within ten working days after its receipt of APL's Notice of Diversion. It shall simultaneously identify the arbitrator of its choice. APL shall have ten working days from receipt of UP's written demand for arbitration to select its arbitrator and to notify UP. The two arbitrators shall have twenty working days to select a third neutral arbitrator. In the event that the two arbitrators are unable to agree on a third arbitrator, they shall submit the issue to the Chief Judge of the United States District Court for the Northern District of California to select the third arbitrator from a list of six candidates nominated by the parties. UP and APL shall each nominate three persons. Each candidate shall have substantial expertise in some phase of rail freight transportation.

          Following the selection of the third arbitrator, the issue of whether UP has failed to meet its Service Performance Standards shall be expeditiously arbitrated. It is

                                App. 7 - Page 8
the goal of UP and APL to have the issue decided within sixty days after the three arbitrators are impaneled.

          The arbitration proceeding shall be conducted in accordance with the rules and procedures set forth in Section 16 of this Agreement, but in the event of inconsistencies between the terms of this Appendix 7 and Section 16, this Appendix 7 shall govern. The decision of the arbitrators shall be final, and neither party shall have the right to appeal the decision or to seek a trial de novo in any court of law.

          If UP invokes arbitration under this subsection, APL shall not divert any traffic identified in its Notice of Diversion until the arbitration proceedings have been completed and a decision is issued.

     D.   Continued Duty of Cooperation

          In the event of APL's diversion of its traffic under this Section, both parties shall be obligated to cooperate with one another to the maximum extent possible to wind down their business relationship related to the diverted traffic in a reasonable and business-like manner so as to avoid imposing unnecessary hardships on each other, or on their joint customers, joint suppliers/vendors, or employees. In that regard and at the time of APL's diversion, UP shall be required to deliver to APL's new railroad operators at UP's expense a sufficient number of Stack Cars, both APL owned or leased from TTX or other parties, to efficiently accommodate APL's volume of business and to allow APL unconstrained access to UP's terminals for the purpose of removing all APL Containers, chassis, office fixtures, supplies, and related articles, owned, leased or otherwise under the control of APL. The number of Stack Cars to be delivered will be determined by comparing APL's then current volume of traffic in the diverted Service lanes to the then current turn time of Stack Cars in those Service Lanes. UP agrees to maintain a

                                App. 7 - Page 9
sufficient number of Stack Cars owned by TTX Company in UP's possession or control so as to facilitate any needed diversion by APL, until the transition to the new carrier is complete.

          E.   Completion of Performance

          In the event of APL's diversion of traffic under this Section, both parties shall be required to complete any contractually required performances begun prior to the announcement by APL of its Notice of Diversion, including, but not limited to, UP's delivery of Containers tendered prior to the date of termination and APL's payment for such transportation services.

                                App. 7 - Page 10

                                                                      APPENDIX 8

                             APL's Volume Commitment

         A.       Minimum Traffic Volume Commitment

                  Effective as of January 1, 1999, APL's Volume Commitment is comprised of the following elements: During each twelve month period of this Agreement, APL shall tender to UP for movement under the terms of this Agreement 95% of its high cube domestic business, 95% of its international business originating or terminating at California ports; and 85% of its international business to and from the Pacific Northwest. APL shall also tender 95% of its westbound domestic 20' and 40' Containers to California for movement under this Agreement and 85% of its domestic 20' and 40' containers to the Pacific Northwest for movement under this Agreement. This Volume Commitment shall apply only to Service Lanes 1 through 14 as further specified in Exhibit D.

                  This Volume Commitment does not apply to shipments tendered through APL Intermodal Management Services, a division of American Consolidation Services of North America, Ltd., when those shipments are not tendered to LTS.

                  B.       APL Written Statement

                  Within thirty (30) days following the end of each twelve (12) month period of this Agreement, at UP's request, APL shall submit a written statement to UP indicating whether it is in compliance with the Volume Commitment applicable under this Section. UP shall have the right to audit, at its expense, appropriate APL records to verify APL's compliance with the Volume Commitment. If the audit determines that the APL Statement is materially inaccurate, APL shall reimburse UP for the expense of the audit.

                                App. 8 - Page 1

     C.   Compensation for Failure to Meet Volume Commitment

          In the event that APL fails to meet the Volume Commitment in any twelve (12) month period under this Agreement, APL shall pay to UP a payment equal to $76.00 times the number of loaded Containers by which APL fell short of meeting the Volume Commitment. Such payment shall not be deemed a penalty, but compensation for UP's lost contribution on these Shipments. APL shall make any payment to UP within thirty (30) days after receipt of an invoice from UP for that twelve (12) month period.

                                 App. 8 - Page 2

                                                                    APPENDIX 9.A

                               Car Cost Component

The car cost component is derived by the following process:

          1. The system average per diem and mileage rates are determined for Stack Cars moving over the UP system. This will be a weighted average of all articulated TTX and foreign line railroad owned Stack Cars moving over the UP rail system. As example, if the TTX per diem rate is $65 per day and the foreign line railroad owned per diem rate is $80 per day, and if 90% of the Stack Cars used by UP are TTX cars and 10% are foreign line cars, then the weighted average per diem rate would be $66.50 per day. If the TTX mileage rate is 6.5 cents per mile and the foreign line railroad mileage rate is 4.5 cents per mile, then the UP system average would be 6.10 cents per mile. UP will calculate and provide the system average per diem and mileage rates to APL. In the event that APL disputes any of the numbers provided by UP, then APL can audit UP's calculations through use of an independent auditor. In the event that UP's numbers are proven to be substantially correct, then APL will pay all costs of the audit. If UP's numbers are found to be incorrect, then UP will pay all costs of the audit.

          2. The average transit time is calculated for APL volumes moving by direction for each origin and destination pair shown for APL Train Schedules. The transit time will be stated in whole days and will be calculated using the scheduled transit time as provided in train schedules used to move APL volumes. To the extent that multiple train schedules are used from one origin to one destination, the transit time will be calculated using a weighted average based on APL's volumes moved on the different train schedules. One-half day of origin and one-half day of destination dwell

                                App. 9A - Page 1
time will be included in the transit time. Dwell time is the time that Stack Cars sit idle at a terminal waiting to be loaded or unloaded. The transit time and dwell time together will be considered as the one way "turn time" for each origin/destination pair. The turn times will be agreed upon by the Parties for each origin/destination pair.

          3. The UP rail mileage will be determined for each origin/destination pair shown in Exhibit B, Part III.

          4. The average per diem rate determined in Sub-paragraph 9.A.1. will be multiplied by the turn time derived under Sub-paragraph 9.A.2. The average mileage rate determined under Sub-paragraph 9.A.1. will be multiplied by the mileage determined under Sub-paragraph 9.A.3. The resulting per diem and mileage charges will be added together and rounded to the nearest whole dollar to form the average Stack Car cost. This total will then be divided by ten (10) to derive the car cost component for 40', 45', 48' and 53' domestic container rates. The total will be divided by twenty (20) to derive the car cost component for 20' domestic container rates.

          5. Effective as of February 1, 2000, the car cost component will be adjusted every two years utilizing the weighted system average of TTX and foreign line railroad Stack Cars moving on UP and the transit times for APL volumes moving from and to each specific origin/destination pair shown in Exhibit B during the calendar year prior to the adjustment. As example, the February 1, 2000 adjustment will be based on data from calendar year 1999.

                                App. 9A - Page 2

                                                                    APPENDIX 9.B

                     Rates for Use of APL Stack Cars, Etc.

     Effective as of August 20, 2001, for the balance of the term of this Agreement (unless otherwise modified by the parties), UP shall pay to Pacer the per diem and mileage rates set forth below for the Stack Cars identified in below:

Car Type                Number of Cars      Rate
--------                --------------      ----

40' well 5-unit         140 cars            $2.77/hour and 5.5 cents per mile

45' well 5-unit         70 cars             $2.94/hour and 5.5 cents per mile

48' well 5-unit         346 cars            $2.10/hour and 6.8 cents per mile

53' well 3-unit         1300 cars           $1.88/hour and 6.0 cents per mile

     The above rates on the 40' and 45' well cars have been in place since the cars were converted to BRAN markings and these rates will continue to apply for the duration of this Agreement. The above rates applicable to the 48' and 53' well cars became effective as of August 20, 2001. For periods prior to that date, UP is obligated to pay the AAR default rate as defined in the AAR rules for BRAN marked cars and the rates previously set out in Section 9.B of the Original Agreement for the APLX Cars.

     APL and Pacer agree that neither of them shall acquire additional Stack Cars to be used on UP, unless and until the entity acquiring the additional Stack Cars by purchase, lease or otherwise has reached a bilateral car hire agreement with UP.

     Nothing contained in this Agreement shall prevent APL or Pacer from acquiring cars of a particular car type listed above to replace cars of the same car type that are removed from service on UP for whatever reason; provided; however, that the number of cars in a particular car type category of cars listed above cannot be increased. Furthermore, nothing herein shall prevent APL or Pacer from acquiring additional Stack Cars to be used on any other railroad.

                                     App. 9B

                                                                   APPENDIX 11.A

                          Parking Spaces at Terminals.

     UP will provide 250 parking spaces to APL at UP's Global One facility without charge for the term of this Agreement. If, due to the continued use of Global One by other stack train operators or due to UP's failure to expand the facility, UP cannot provide APL with 250 parking spaces at Global One, then UP shall have the option of providing parking spaces at another location on property owned or controlled by it. In that case, UP will pay for any drayage services required to move Containers between Global One and the UP location. If it cannot or does not want to offer such parking spaces on its own property or on property controlled by it, then UP will compensate APL for its expenses in draying Containers and storing Containers on third party property. In the event empty Containers are placed on the ground and stacked one on top of the other, any lifting of such Containers from the ground or stacked position for placement on chassis shall be without charge to APL.

     At its Global One facility, UP will provide APL with sufficient space to accommodate up to 1,000 empty chassis for use in the day to day operation of APL Container movements. Such space will be provided to APL without charge. Further, the parties recognize that as APL's volume of business increases or decreases, other than day to day fluctuations or normal business cycle fluctuations, the allowable number of empty chassis held at UP's Global One facility may need to be increased or decreased. In the event of such volume changes, the parties agree to negotiate in good faith to establish a new maximum number of empty chassis that may be held at the Global One facility without charge to APL.

                                  Appendix 11A

                                                                   APPENDIX 12.C

                    International Shipments for TPI Customers

     In addition to its own International traffic, APL may also ship International traffic under this Agreement for those TPI customers listed on Exhibit F. When mutually agreed in writing between the parties, other TPI customers may be added to Exhibit F.

                                  Appendix 12C

                                                                     APPENDIX 13

                           Rates/Adjustments to Rates

          A.   Rates and Charges; Adjustment Processes

               All Rates are on a per Container basis and apply to the movement of Containers under this Agreement.

               The rates, divisions and charges ("Rates") which are applicable to the shipments moving under this Agreement are shown in Exhibit B. Part I shows International Rates per loaded Container. Part II shows Rates on all empty Containers. Part Ill shows rates on Domestic loaded Containers. Part IV shows all other miscellaneous Rates. Part V shows the TPI Rates. Part VI shows terminal and switch charges.

               The Rates in Exhibit B are based on those agreed to by the parties in a Memorandum of Understanding dated December 15, 1995, as adjusted pursuant to the provisions of this Agreement after 1995 to and including February 1, 1997.

               Adjustments to Rates will be calculated using three processes:

               (1)  Cost Adjustments;

               (2)  International Market Rate Adjustments;

               (3) Domestic Adjustments including Market, Daily Domestic Tender, and Utilization Adjustments.

          B.   Cost Adjustments

               Except as otherwise provided, all Rates are Cost Adjusted. Cost Adjustments apply only to that portion of a Rate which is adjustable ("Adjusted Portion"). For domestic Rates, other than westbound 40' domestic Rates applying from Chicago, IL, Kansas City, MO and St. Louis, MO, on the one hand, to Seattle, WA,

                                App. 13 - Page 1

Portland, OR, Oakland, CA and Los Angeles, CA, on the other hand, the car cost component will be deducted from the Rate prior to the application of any Cost Adjustments. Further, and where such charges and components are part of the total Rate, the following charges and components will also be deducted prior to the application of any Cost Adjustments: stop charge, container size arbitrary, utilization component, domestic market adjustment component, average daily tender component and the fixed portion of the Rate. The Adjusted Portion of each Rate consists of the following components and respective weights for each component:

                  Component                             Weight
                  ---------                             ------
                  Overhead                              22.70%
                  Fuel                                   9.90%
                  Wages                                 33.60%
                  Supplements                           13.80%
                  Materials and Supplies                 8.30%
                  Other Expenses                        11.70%

                  Beginning February 1, 1999, and consistent with the methodology shown in Exhibit B.1., the weights shall be rebased every three years using UP's most recent R-1 reports. Cost Adjustments for empty Container rates shall be effective August 1, 1999.

                  Exhibit B, Part I shows the base Adjusted and Fixed Portion of International Rates per loaded Container. Exhibit B, Part II shows the base Adjusted and Fixed Portions of empty Container Rates. Exhibit B, Part III shows the base Adjusted and Fixed Portion of loaded Domestic Containers. Exhibit B,
Part V shows the Adjusted and Fixed Portions for loaded TPI Rates.

                                App. 13 - Page 2

          For each of the Rates set forth in Parts I, II, III and V, the Adjusted Portion shall be divided into its component parts. Each component part will be Cost Adjusted as described below. Then all the Cost Adjusted Components will be added together to obtain the new Adjusted Portion. That new Adjusted Portion shall then be added to the Fixed Portion for the new Rates.

          1. Fuel Component

             (1) The fuel component shall be increased or decreased each February 1, May 1, August 1, and November 1 by an amount equal to the percentage change, if any, in the United States Fuel component of the Series RCR, Railroad Cost Recovery Index, published by the Association of American Railroads, for the first preceding calendar quarter over the second preceding calendar quarter. For example, the February 1, 1996, Adjustment shall be based on the change in the index between the fourth quarter of 1995 and the third quarter of 1995.

             (2) The parties recognize that the cost of fuel can be highly dynamic; that is, fuel costs can rise and fall dramatically over relatively short periods of time. The parties further recognize that, in such situations, it is to their mutual benefit to initiate a process whereby the Adjustment of the Rates contained in Exhibit B is accomplished on a more timely basis than is provided for in the preceding paragraph. In the event there is a dramatic and immediate rise in the cost of fuel to UP, as jointly determined by the parties, the parties agree to implement the following process:

                 (a.) UP and APL jointly develop the dollar or percent amount which is required to recover the increased fuel cost on a per shipment basis;

                                App. 13 - Page 3

                    (b.)    APL  analyzes  the market  situation  and
determines the dollar amount on a per shipment basis for Domestic, TPI and International shipments that can be successfully recovered.

                    (c.) The Domestic, TPI and International Rates to APL shall be increased by the amount of the dollar surcharge identified in section (b.) above effective with the date of APL's implementation of that surcharge on its rates to its customers. However, in no event shall the dollar amount of the surcharge be greater than the dollar amount developed in section (1) above.

                    (d.)    The parties will follow this process as the price of
fuel or as market conditions change which affect the amount which APL can recover. UP will change its rates to reflect any market change in APL's rates.

                    (e.)    Where this process is in place for part of any
quarter, the normal fuel adjustment process will not be utilized for that quarter.
                    (f.)    When the  parties  agree that the price of fuel has
stabilized and returned to a normal condition, the fuel surcharge will be cancelled and the APL Rates will again be subject to the standard fuel adjustment in the next quarter in which the fuel surcharge is not applicable. The calculation of that fuel cost will be based on a comparison of the quarter which immediately preceded the last quarter in which the normal fuel adjustment was applied to the quarter in which the APL Rates again become subject to the standard fuel cost adjustment.

        For example, the Second Quarter 1997 adjustment effective May 1, 1997 was:

                  AAR RCR Table C Fuel Index 1Q97 = 211.5
                                             4Q96 = 224.1
                                Percent change    =(5.622)%

                                App. 13 - Page 4

                  On June 1, 1997, UP approaches APL to seek relief from rising fuel costs; the fuel surcharge process is implemented and lasts until December 15, 1997, when the fuel surcharge is cancelled. The normal fuel adjustments for the third, fourth and first quarters effective August 1, November 1 and February 1 are set aside. (Since February uses 4th quarter 1997 in the adjustment process and since the surcharge was in effect for a portion of the 4th quarter, the first quarter adjustment is not performed.)

                  The next adjustment, effective May 1, 1998, will compare the first quarter 1998 to the first quarter 1997, as the first quarter 1997 was the last quarter used to calculate a fuel cost adjustment:

                          AAR RCR Table C Fuel Index 1Q97 = 211.5
                                                     1Q98 = 215.7
                                        Percent change    = 1.98%

                  2.   Non-Fuel Component

                  The non-fuel components shall be increased or decreased annually each May 1 by an amount equal to the percentage change, if any, in the weighted average in the cost components listed below for the fourth quarter of the preceding year over the fourth quarter for the second preceding year. The non-fuel component shall be defined and weighted as detailed below:

                             Non-Fuel Sub-Components

Component                 Weight           Escalation Series
---------                 ------           -----------------
Wages                     33.60%           AAR RCR US Wage Index
Supplements               13.80%           AAR RCR US Wage Supplements Index
Materials and Supplies     8.30%           Producer Price Index - Industrial
                                                Commodities Excluding Fuel
                                                (preliminary)
Other Expenses            11.70%           AAR RCR US All Other Expenses Index
Overhead                  22.70%           Producer Price Index - Industrial
                                                Commodities Excluding Fuel
                                                (preliminary)

                                App. 13 - Page 5

                  The overhead component for each rate shall be increased or decreased annually each May 1 by an amount equal to the percentage change, if any, in the Producer Price Index -- Industrial Commodities Excluding Fuel (preliminary) published by the Bureau of Labor Statistics for the fourth quarter of the preceding year over the fourth quarter of the year before the preceding year. The fourth quarter PPI for any year is obtained by calculating the simple average PPI for the months October, November and December of that year. For example, the May 1, 1996, Adjustment shall be based on any change in the calculated average index for October, November and December 1995 and the calculated average index for October, November, and December 1994.

                   3.  Percentage Change

                  In computing the amount of Adjustment each quarterly or annual period, the percentage change in the indices shall be computed to three decimal places. When the percentage change is applied as provided in subsection 1. through 3. of this subsection B., the aggregate results shall be added together to reach the Adjusted Portion which shall be stated in dollars and cents. The Adjusted and Fixed Portions shall be added together and rounded to the nearest whole dollar to establish the current Rate. In the event any of the necessary index series is rebased between any two measurement periods, the earlier index shall be restated to the new base for purposes of computing the percentage change. In the event the AAR modifies the construction of the Series RCR, the parties hereto agree to accept such modifications for use in this Section.

                  In the event the AAR publishes a retroactive adjustment to an RCR component used for an Adjustment under this Section, the Adjusted Portion of the Rates shall be revised accordingly, effective on the first day of the month following such

                                App. 13 - Page 6
publication and retroactive to the date of the Adjustment for which the original index was used.

         C.  International Market Adjustment

             It is the intention of the parties that each of them be treated fairly in relation to the competitive marketplace in which both do business. The parties recognize that their mutual interests may suffer if "International Market Rates" (as defined below) are substantially less than the Rates provided under this Agreement. Therefore, the parties have devised a process, called the International Market Adjustment process, to adjust the Base Rates by taking into account International Market Rates as defined below. APL's Rates with UP will go down, but not up, based on the International Market Adjustment.

             For purposes of this Agreement, the relevant International Market Rates are defined as those Rates assessed by UP and Burlington Northern Santa Fe ("BNSF") to APL's International steamship competitors ("APL Competitors") on Comparable Units as that term is defined below in subsection C.3. The International Market Rates do not include APL's Rates or volume moving under this Agreement.

             1.  APL Request to Negotiate

             In the event that APL believes that any or all of the International Rates set forth in Exhibit B, as adjusted under the provisions of this Section B.1, are higher than the then current market levels, at APL's request APL and UP shall make a comparison of APL's Rates to the then current market rates. International Market Rates will be determined by using the process set forth in subsections 2 and 3 of this Section C. In the event that any of APL's then current Rates are found to be higher than the corresponding International Market Rates, APL and UP shall enter into good faith

                                App. 13 - Page 7
negotiations with the intent of establishing a new level of APL Rates such that APL retains a competitive cost position.

                  2.   Determination of International Market Rates

                  International Market Rates will be determined on a one-way basis. First, for each container size, each type of movement (International load, empty, westbound Domestic), in each direction and each origin/destination pair, an average UP rate will be developed from the rates which UP offers to APL Competitors ("Average UP Rate"). Second, average BNSF rates will be developed for each container size, each type of movement (International load, empty, westbound Domestic), each direction and each origin/destination pair. Rates for both UP and BNSF will be equated to a Comparable Unit Basis as set forth in this Section C.3.

                  The average BNSF and average UP rates will then be weighted by their respective market shares to develop a weighted average market rate and the weighted average market rate will then be compared with APL's Rate. APL's Rate will be equated to a Comparable Unit Basis as set forth in this Section C.3. If the weighted average International Market Rate is higher than the comparable APL Rate, then no adjustment will be made to the APL Rate. If the weighted average International Market Rate is lower than the comparable APL Rate, then APL and UP shall negotiate in good faith as provided in this Section C.1.

                  3.   Determination of Comparable Unit Basis

                  Weighted average International Market Rates will be determined on the basis of through rates between the West Coast port cities, on the one hand, and inland points shown in Exhibit B, on the other hand. Any specific interchange rates applicable

                                App. 13 - Page 8
to or from Chicago, Kansas City, St. Louis, Memphis or New Orleans will be compared separately from the local rates which apply from/to those points.

                  In making the determination of weighted average International Market Rates and comparing those rates to APL's Rates, APL and UP shall consider all associated costs and economic factors necessary to arrive at a valid comparison. The parties shall consider costs which would be involved in any agreement between a rail carrier and a steamship line.

                  First, a separate assessment will be made for each container size, each type of movement (International load, empty, westbound Domestic) in each direction, and each origin/destination pair. Second, costs over which UP has some control or influence and which are incurred by APL and the APL Competitor for the Comparable Unit will be compared. This analysis will result in the "Comparable Unit Basis."

                  Cost factors to be considered in determining the Comparable Unit Basis include, but are not limited to, rail car ownership/lease costs, mileage and maintenance costs, free repositioning of empty Containers, empty repositioning rates between inland points, the difference in drayage cost, drayage allowances, volume incentive payments, terminal storage provisions, arbitraries, on dock rail facilities and any other relevant cost-influencing factors. Drayage between rail ramps and container yards or drayage between rail ramps and customers' facilities at inland points will not be considered. All costs shall be equated to a per container basis by specific container size.

                  4.       Arbitration

                  If APL and UP cannot agree on the prevailing International Market Rates within ninety (90) days of APL's notification to UP of its desire to negotiate, then the

                                App. 13 - Page 9
parties agree to arbitrate the prevailing International Market Rates pursuant to
Section 16 of this Agreement.

                  5.       Effective Date for Adjusted Rates

                  If any adjustments are made to the Base Rates as the result of the agreement of the parties under this Section C.1, such new Rates will be made effective no later than thirty (30) days following completion of the negotiations. Any adjusted Rates will also be subject to the next scheduled Cost Adjustment following the effective date of the Adjusted Rates.

         D.       Domestic Market Adjustment

                  It is the intent of the parties that the Domestic Market Adjustment should reflect changes in the Domestic Rates which APL charges to its customers.

                  1.       Amount of Adjustment

                  The amount of the Adjustment to the Base Rates shall be:

                           a. Except as provided in subparagraphs b. and d. of
this Section D.1., 50% of the dollar change in APL's average Domestic Container Rates (i) between West Coast points and Chicago, (ii) between Northern California points, Seattle, and Portland on the one hand and Memphis Local (Eastbound only) and Memphis Interchange (Westbound only) on the other hand,
(iii) from Chicago to Salt Lake City, and (iv) between Southern California points, on the one hand, and points in Texas, Memphis Local and New Orleans Local, on the other hand.

                           b. 38.5% of the dollar change in APL's average
Domestic Container Rates between points in Southern California, on the one hand, and Memphis and New Orleans Interchange, on the other hand.

                                App. 13 - Page 10

                           c. There will be no adjustments made to the 40'
Domestic Container Rates applying from Chicago, Kansas City or St. Louis to Seattle, Portland, Oakland or Los Angeles since those rates are adjusted pursuant to the International Rate Adjustment process.

                           d. The following provisions only apply in the event
that APL Land Transport Services, Inc., a subsidiary of APL Limited, is sold to another entity. Effective January 1, 2001, the parties agree that, in the event APL is able to secure the agreement of either CSX Intermodal ("CSXI") or the Norfolk Southern Railway ("NS") to participate in the Domestic Market Adjustment process on the Northeast business which APL tenders under its current contract with Consolidated Rail Corporation ("Conrail"), then UP's portion of future Domestic Market Adjustments for Northeast business interchanged from or to that carrier will be reduced by a comparable percentage. As an example, if NS agrees to assume 15% of any Domestic Market Adjustment on Northeast business, then UP's percentage of the Domestic Market Adjustment on Northeast business will be reduced from its current 50% to 35%. If NS fails to agree to participate in the Domestic Market Adjustment process, then UP's portion would remain at 50% for volumes interchanged to or from NS.

                  2.       Determining the Adjustment Factor

                  APL's average Domestic Container Rates assessed against its customers in one calendar quarter shall be compared with its average Domestic Container Rates in the preceding calendar quarter. Rate adjustments will be made effective every February 1, May 1, August 1, and November 1. Thus, the February 1 adjustment would be based on the comparison of the prior fourth calendar quarter to the prior third calendar quarter. The May 1 adjustment would be based on the comparison of the prior

                                App. 13 - Page 11
first calendar quarter to the fourth quarter of the preceding year. The August 1 and November 1 adjustments would be accomplished in a similar fashion using the appropriate comparison of calendar quarters.

                  Adjustments will be made separately for each direction by origin-destination. Adjustments will be made based on the following container sizes: 20', 40'/45' grouped together, 48' and 53'. For example, an Adjustment will be made for all 20' Containers moving from Chicago to Southern California while a separate Adjustment will be made for all 48' Containers moving from Southern California to Chicago.

                  The following deductions will be made to create the applicable APL Container Rates that are used for comparisons:

                           (1) Any charges included in APL's Domestic Container
Rates for drayage or motor carrier service will be deducted, except that sub-service drayage charges for Modesto and Sacramento will not be deducted.

                           (2) For any APL Domestic Container Rates applying
from or to points beyond Chicago, the connecting rail carrier rates in effect on July 1, 1992 will be deducted.

                           (3) For any APL Domestic Container Rates applying
from or to points in the Southeast beyond Memphis or New Orleans, the connecting carrier rates in effect on January 1, 1997 will be deducted.

                  The purpose of these deductions is to prevent any effect on the Domestic Market Adjustment which would be caused by changes in APL's drayage or motor carrier rates, or by changes in the rates of connecting rail carriers. As example, Conrail could assess APL an increase in the rates that Conrail charges APL for Domestic shipments. If APL raises the Domestic Container Rates to its customers to pass on the

                               App. 13 - Page 12

Conrail increase, UP should not be able to take advantage of that increased Domestic Container Rate. Likewise, if Conrail reduces its rates to APL, but APL makes not change in the Domestic Container Rates that APL assesses against its customers, the use of the lower Conrail Rates in this adjustment process would have the impact of increasing the Western portion of the APL Domestic Container Rate when compared to the prior calendar quarter. This would then result in an increase in the Rates that UP assesses against APL.

                  The parties have developed a methodology to assist in eliminating the impact of any regional mixes for the Rates applying to and from the Southeast region. Beginning with the January 1, 1997 adjustment and thereafter for each annual twelve (12) month period, Eastbound and Westbound volumes from and to Atlanta, Charleston, Jacksonville and Charlotte (the "Points") will be analyzed separately both by direction and by Container size. The calculations shall be done as follows:

                           (1) for each annual twelve (12) month period, the
percentage mix of traffic for each of the four Points will be determined. Thus, in one twelve month period, Eastbound Atlanta volumes may represent 75% of the total Eastbound volumes to the four Points named above. Charleston may be 8%, Charlotte 7% and Jacksonville 10%.

                           (2) the average APL Domestic Container Rates that APL
assesses against its Domestic customers for each of the four points will be determined for the appropriate calendar quarters as set forth foregoing provisions, deductions for any connecting rail or motor carrier rates will be made and a comparison made, one calendar quarter to the next. Any resulting difference in the average APL rate will then be multiplied by the percentage that the volume for that point represents as a

                               App. 13 - Page 13
percentage of the total volume for the four named Points. As example, if the APL Domestic Container Rate to Atlanta was $800 in one quarter and $750 in the next quarter, then the difference of $50 would be multiplied by 0.75 (75%) when using the example in subparagraph (1) above. Similar calculations would be made for Charleston, Charlotte and Jacksonville.

                           (3) the sum of the resulting factors would then be
multiplied by 38.5% to determine the dollar amount of adjustment to the rates assessed by UP against APL for each adjustment period during that annual twelve
(12) month period.

                  UP shall have the right to audit the calculations made under subsections (1) through (3) above so long as (a) APL approves the auditor, which approval shall not be unreasonably withheld; (b) the auditor signs a confidentiality agreement which specifically restricts the auditor from sharing with UP or any other party any of the APL information to which the auditor is given access to perform the calculations except that the auditor may give to UP a certification of the dollar amount of the adjustment which should be made to the rates assessed by UP.

         E.       Utilization Adjustment

                  Domestic Rates shall also be adjusted based on the change in APL's utilization of Stack Car or Spine Cars ("Utilization Adjustment"). The Utilization Adjustment shall be made in May 1996 for trains moving between April 1, 1995 and March 29, 1996. Another Utilization Adjustment shall be made in November 1996 for trains that moved between March 30, 1996 and October 4, 1996. Subsequently, Utilization Adjustments shall be made quarterly beginning on February 1, 1997 based on the utilization for trains for the preceding calendar quarter.

                                App. 13 - Page 14

                  The Utilization Adjustment shall be made separately in each of the following lanes:

FROM                       TO                        NOTES
----                       --                        -----

Los Angeles                Chicago
Chicago                    Los Angeles               Does not apply to Westbound
                                                     Third AM Service
Oakland/Lathrop            Chicago
Chicago                    Oakland/Lathrop           Does not apply to Westbound
                                                     Third AM Service
Memphis Interchange        Oakland/Lathrop
Portland/Seattle           Chicago
Chicago                    Portland/Seattle
Memphis Interchange        Portland/Seattle
Chicago                    Salt Lake City

Los Angeles                Texas Points
Texas Points               Los Angeles

Los Angeles                Memphis/New Orleans
Memphis/New Orleans        Los Angeles

Texas points will include Dallas, El Paso, Houston and San Antonio. Los Angeles will include the following intermodal terminals: the APL On-Dock facility at San Pedro, ICTF and UP's terminal at East Los Angeles. Texas Points shall be measured and adjusted as a single location. Memphis local, Memphis interchange, New Orleans local and New Orleans interchange shall be measured and adjusted as a single location. The Los Angeles area terminals shown in the foregoing shall be measured and adjusted as a single location. Portland/Seattle and Oakland/Lathrop shall be measured and adjusted as single locations. Calculation of the Utilization Adjustment shall exclude Containers offered by APL to UP for movement on Flatcars.

                  The Utilization Adjustment shall be calculated in the following way:

                  (a) The utilization percentage shall be determined by dividing the total number of loaded and empty FEUs moved during the time periods specified above by

                               App. 13 - Page 15
the total number of Stack/Spine Car FEU slots used in that lane during that same time period. All Containers moved are counted without regard to the line of business (i.e., International, Domestic, TPI, CKD). Any EMP or similar Containers used by UP to fill empty slots on Stack Cars or Spine Cars loaded with APL Containers shall be included in the calculation of the Utilization Adjustment.

          (b) The sum of the fixed Portion, the Adjusted Portion, the Stop Charge components as set forth in Exhibit B and the Car Cost component as set forth in Exhibit B shall be developed.

          (c) The utilization percentage is divided into the figure developed in (b).

          (d) The difference between (b) and (c) is the new utilization dollar component.

          As an example:

          Fixed Portion of Rate              =        $ 381.44
          Adjusted Portion of Rate           =        $ 370.02
          Stop Charge                        =        $   0.00
          Car Cost                           =        $  47.41
          ----------------------------------------------------
          Total (100% Utilization)           =        $ 798.87

If the new utilization percentage is 98.61%, $798.87 is divided by 98.61% to reach $810.13. The difference between $810.13 and $798.87 is $11.26, the new utilization component. This adjustment is added onto the Rate. Each Rate will be adjusted by the new utilization percentage.

     F.   Growth Incentive

          As an incentive to APL to increase traffic tendered under the Agreement, a ten percent (10%) Growth Incentive Payment program shall apply for both International and Domestic Shipments moving under this Agreement in Service Lanes 9-14. A six

                               App. 13 - Page 16
percent (6%) annual incremental gross revenue cap shall be used in calculating the Growth Incentive Payment. The Growth Incentive Payment shall be calculated as follows:

               For the year ending December 31, 1996

                              1996 Gross Revenue in Service Lanes 9-14
                            - 1995 Gross Revenue in Service Lanes 9-14

                    Difference (if positive) x 10% = Growth Incentive Payment

               For the year ending December 31, 1997

               1997 Gross Revenue in Service Lanes 9-14 minus the lesser of
                        (a)  the 1996 Gross Revenue in Service Lanes 9-14 or
                        (b)  the 1995 Gross Revenue in Service Lanes 9-14 x 1.06


                             (which becomes the 1996 Base Revenue)

                    Difference (if positive) x 10% = Growth Incentive Payment

               For the year ending December 31, 1998

                    1998 Gross Revenue in Service Lanes 9-14 minus the lesser of

                        (a)  the 1997 Gross Revenue in Service Lanes 9-14 or
                        (b)  the 1996 Gross Revenue in Service Lanes 9-14 x 1.06

                             (which becomes the 1997 Base Revenue)

                    Difference (if positive) x 10% = Growth Incentive Payment

The Growth Incentive Payment for subsequent years will be calculated using the same methodology.

          "Gross Revenue" is defined as the sum of the amounts APL pays to UP for (1) the movement of loaded or empty Containers and (2) the movement of empty Stack Cars from or to points shown in Exhibit D for which APL has made a volume commitment.

                               App. 13 - Page 17

          In order to eliminate the effect of future UP Cost Adjustments and Market Level Adjustments on APL's Rates during the course of the Agreement, the parties agree that, for the purpose of determining the linehaul portion of APL's Gross Revenue, APL shall make the following adjustment each year: the volume of traffic for the year in question shall be multiplied by the APL Per Container Rates in effect on February 1,1997 as shown in Exhibit B.

          If APL diverts some of its volume to an alternate carrier and subsequently returns that volume to UP, the returned volume will be excluded in determining that year's growth incentive. However, the Gross Revenue for that year will include the returned volume to calculate the next year's Growth Incentive.

          If APL secures the business of any TPI customer that was previously utilizing UP in the Southern Corridor immediately prior to APL, that TPI volume will be excluded from determining APL's Growth Incentive for that year. However, the Gross Revenue for that year will be restated to include the TPI volume to accurately calculate the next year's Grown Incentive.

          G.   Average Daily Tender

          Domestic Rates will also be adjusted based on the change in APL's Average Daily Domestic Tender ("Average DDT") baseline shown in Part A of Exhibit Y. Changes based on the Average DDT will be calculated at the end of each quarter for inclusion in the quarterly cost adjustment set forth in Section
B.1 of this Appendix 13. Domestic Container volume will be counted for containers moving between Southern California, on the one hand, and Chicago, Kansas City, St. Louis and Omaha, on the other, as well as between Northern California and Pacific Northwest, on the one hand, and Chicago, Kansas City, St. Louis, Omaha and Memphis, on the other. Westbound

                               App. 13 - Page 18

Containers destined to Salt Lake City will be added to Southern California volumes. APL's International, CKD and TPI volumes will not be included in the calculation of APL's Average DDT.

          Changes to the Average DDT will be based on a rolling annualized total comparing the four most recent Calendar quarters to the preceding four Calendar quarters.

          APL's average DDT will be derived by dividing the total of APL's Domestic Container volume for the four most recent calendar quarters by 52 weeks and then dividing that amount by the number of published service days of the week in which APL tendered the Container volumes. Westbound and Eastbound volume shall be separately calculated. Adjustment to the domestic rates will be made based upon increases or decreases in the Average DDT based upon the Scale shown in part B of Exhibit Y.

                 Example:

                                 Southern California to Chicago

                             Current                        Prior
                 ----------------------------   --------------------------------
                  Adj.               Domestic    Adj.                  Domestic
                 Period   (weeks)     Volume    Period     (weeks)       Volume
                 ------   -------    --------   ------     -------     ---------
                  4Q96    140-152      9755      3Q96      127-139        9343
                  3Q96    127-139      9343      2Q96      114-126        9303
                  2Q96    114-126      9303      1Q96      101-113        9296
                  1Q96    101-113      9296      4Q95      940-952        9290

         TTL Domestic Volume          37697                              37232
         Div by 52 weeks                725                                716
         Div by 6 service days          121                                119
         Current less Prior               2
         Rounded/unit of 10               0
         Increase or Decrease          0.00%
         Prior DDT Adj.             - 1.964%
         Cumulative Adj.            - 1.964%


                               App. 13 - Page 19

          The DDT Adjustment will be cumulative. That is, the net dollar change resulting from the current Adjustment will be added to the net dollar change resulting from the previous adjustment.

          For adjustment purposes, the average daily tender will be rounded to the nearest unit of ten (less than five will be rounded down and five or more will be rounded up).

          The percentage change resulting from the DDT Adjustment will be applied to the fully Adjusted Rate. This change will not apply to 40' Westbound Domestic movements to Seattle, Portland, Oakland and Los Angeles.

          The parties have established threshold Rates (displayed by Container size) below which and above which the Base Rate cannot decrease or exceed as set forth in part C of Exhibit Y.

          Exception to the Adjustment. If during a current quarter a new service day is added which causes the DDT to drop, UP and APL will share equally in any increase that may result from this additional service day. This 50% sharing arrangement will remain in effect until the average DDT reaches the level that was in effect prior to the commencement of the additional service day.

          Example:

     In the Seattle/Portland to Chicago lane, service days are increased from four to five days per week in Quarter 2. The DDT drops from 150 in Quarter 1 to 100 in Quarter 2 and then increases to 120 in Quarter 3 and 150 in Quarter 4.

        - The Quarter 3 domestic rates will be increased by 50% of the % shown for a 50-unit drop in the DDT (6.25% x 50% = 3.125%).

                               App. 13 - Page 20

        - The Quarter 4 domestic rates will be reduced by 50% of the percentage shown for a 20-unit increase in the DDT (2.5% x 50% = 1.25%).

        - The next year's Quarter 1 domestic rates will be reduced by 50% of the % shown on a 30-unit increase in the DDT (3.75% x 50% = 1.875%).

        - The next year's Quarter 2 adjustment (up or down) will be based on the normal scale since the original DDT level of 150 has been reached.

     H.     End-Well Credit

            Effective January 1, 1996, APL may claim a credit of $200 per Container from UP for movement of loaded 40 foot eastbound Containers with Domestic traffic only in the bottom slot end well of Stack Cars having 40 foot end wells. This credit shall apply only to traffic originating on the West Coast and destined for Chicago or interchange at Chicago for interline movement beyond Chicago. Furthermore, APL may claim a refund on empty Containers moving eastbound from the West Coast to Chicago for each 20 foot and/or 40 foot Container moving in the bottom slot of Stack Cars having 40 foot end wells when a loaded 45 foot or larger container is moving in the top slot of the end well. APL may also claim a refund for the subsequent empty westbound Container move. The westbound empty refund amount per container will be equal to the then current empty rate applying from Chicago to Seattle. The End-Well Credit will be calculated by APL and presented to UP quarterly.

     I.     Southern Corridor International Rates

            Based on UP's representation that the International Rates between the ICTF and Dallas, Houston, Memphis and New Orleans ("the Southern Corridor") are marginal or non-compensatory, APL agrees that during calendar year 1999 it will evaluate UP's proposed increases as shown in Exhibit X for the Southern Corridor.

                               App. 13 - Page 21

                                                                     APPENDIX 14

                              Competitive Proposals

     A.   Automotive Business

          1. Incentive Packages

          It is the intent of APL and UP that each will provide the other a level playing field as it relates to automotive business moving to and from Mexico. Consistent with that mutual intent, Union Pacific agrees that in connection with bid packages on projects offered to APL and UP by the various automotive manufacturers, if UP elects to offer a reduction in its boxcar or multi-level rates or an incentive of any kind ("Incentive Package") as an inducement to award the intermodal business to the UP, UP will provide the same Incentive Package offering to the automotive manufacturer in conjunction with APL's response to that bid package or project. In exchange for UP's commitment to make all Incentive Packages available to APL, APL agrees that it will only use UP's linehaul service and rates agreed to in connection with such bid packages or projects. In the event APL is awarded the business, UP will not offer lower rates to any other entity during the term of that award.

          Similarly in connection with bid packages on projects offered to APL and UP by various automotive manufacturers, APL agrees that it will provide UP's wholly-owned retail marketing affiliate the same rates and/or Incentive Package as APL offers to any other intermodal marketing company affiliated with APL.

          2. Equipment and Management Services

          UP agrees to give APL the right of first refusal to provide Equipment and management services for current and future automotive business moving in containers to and from Mexico. Consequently, even if APL is not able to secure the business

                                App. 14- Page 1
utilizing the rates quoted by UP to APL on an automotive bid package, UP will not offer lower rates to any other entity (including an automotive manufacturer) in an attempt to secure that business.

                  In the event that APL is unable to secure the automotive bid package at the rates offered by UP, APL has the right to solicit offers from other rail carriers. If APL chooses to elect to utilize that option, APL shall first inform UP of that decision in a timely manner to allow UP to also assess its options in conjunction with that bid. At that time either APL or UP may submit a bid on that automotive bid or package alone or in conjunction with any other party without any restrictions on either party.

         B.       CSXI Business   (Chicago and Northeast Lanes Only)

                  UP and APL agree that, if the agreement between SP and CSX Intermodal ("CSXI") as of the Effective Date contains Domestic Rates that are lower in the California-Chicago and California-Northeast Service Lanes than those UP provides to APL, and if APL believes CSXI is using the cost advantage to make APL non-competitive, APL shall notify UP. UP shall then make its best effort to provide APL with rates that allow APL to remain competitive with CSXI.

                  The provisions of this Appendix 14 do not apply to the rates offered by UP to CSXI or SeaLand unless CSX or SeaLand has lower International or Domestic rates than APL, and if UP provides CSXI or SeaLand with a higher level of service reliability in any three month period as compared to the service reliability which UP provides APL during that same three month period. In that case, UP agrees to reduce APL's Rates to the rates which CSXI has for comparable traffic types, traffic lanes and directions and container sizes in all lanes in which APL tenders volume under this Agreement.

                                App. 14- Page 2

                  Once the SP-CSXI agreement expires, this Competitive Proposals provision will apply to CSXI traffic in these lanes. If, however, UP negotiates new rate levels within the current CSXI agreement that decrease the overall rate package for CSXI in the LA/Chicago-Northeast lane without creating a new agreement, then at that time the CSXI agreement will be covered by the provisions of this Appendix 14. If the new rate levels are negotiated within the current agreement, the test to determine the effect of the change will be as follows: The old rates in the CSXI agreement (LA/Chicago and Northeast) will be applied to the CSXI volumes for the most recent twelve month period in that lane. The new rates will also be applied to the same CSXI volumes over the twelve month period. If the new rates produce a lower overall net revenue figure, the provisions of this Appendix 14 will then apply from that point forward.

         C.       UP's Agreements with APL Competitors

                  The following provisions apply only in Service Lanes 1 through 6 and 9 through 14 specified in Section A.1 of Appendix 7.

                  It is the intent of UP and APL that APL shall be treated fairly by UP in relation to an APL Competitor. The parties recognize that their mutual interests will suffer if APL Competitors are accorded more favorable Rates, contract provisions or transportation service by UP than UP accords APL, if the result is that APL's per Comparable Unit cost of transportation is higher than that of APL Competitors.

                  If at any time during the term of this Agreement, an agreement is reached between UP and an APL Competitor, and the Rates and/or provisions offered generate lower costs on a Comparable Unit Basis as defined below than are available to APL under this Agreement, UP shall make an offer to adjust the then current Rates charged

                                App. 14- Page 3
to APL to a level that generates costs for APL that are equal to or lower than those generated for APL Competitors, subject to the same hourly transit time and adjustment provisions that apply to the Competitor's Rates. However, if UP utilizes the same or greater horsepower per trailing ton for the APL Competitor as for APL , APL shall not be obligated to accept a slower transit time for the lower rates unless there are other identifiable cost savings associated with that slower transit time. Such other identifiable cost savings will be considered only when UP demonstrates their validity and APL agrees with their application in the comparison process. To the extent that UP offers a lower rate and faster transit time than APL currently has, UP will offer APL the same or lower rates and transit time equal to or better than that provided to the APL Competitor.

                  The adjusted Rates, if accepted by APL, will be effective on the same date that such Rates were made available to APL's Competitor, provided, however, that no adjusted Rates shall be retroactive to a date one calendar year prior to (1) APL's request for an audit under Section C.4 of this Appendix 14 or
(2) notification by UP that it failed to meet its obligation under this Section. Once an offer is made to APL under this Appendix 14, APL may either accept the offer or continue with its current Rates, service levels, and Rate adjustment provisions. All other provisions of this Agreement will continue to apply.

                  If it is determined that UP has in effect rates for an APL Competitor in a particular lane which do not conform with the requirements of this Appendix 14, UP will adjust the Rates in that lane to the new lowest applicable Rate effective immediately. However, since the purpose of this Appendix 14 is to ensure that APL is not disadvantaged in the market place, both parties agree that an analysis may be performed to review other lanes where APL may have Rates that are below the

                                App. 14- Page 4
competitive market place. If this analysis indicates that there are such lanes, UP and APL agree to enter into good faith negotiations to allow UP to increase Rates in those lanes to achieve a neutral pricing result to APL. If APL and UP are unable to reach an agreement, UP will not be granted the offsetting increase. This decision will not be subject to arbitration including any issue regarding "good faith" negotiations.

                  For example, should the new Rate in the PNW/Chicago lane be $700 per 40 foot container, while the APL Rate is $750 and APL moves 5,000 units per year in this lane, the effective disadvantage to APL is $250,000 ($50 x 5,000 units). The new APL Rate will become $700. UP will then have the right to look at other corridors where the APL Rate may be lower than the competitive market. If it is determined that an APL 40 foot Rate in the Chicago/LA lane of $725 is lower than the next lowest Rate of $775, and the APL volume in this lane is 10,000 units, then UP will have the option to request increasing these Rates in this lane by $25 per unit (the $250,000 outline in the PNW lane, divided by the 10,000 units moving in this lane) to create a net "no change" to the total revenues APL pays to UP.

                  1.      Aggregate Volume of Business A Material Consideration

                  The parties agree that the aggregate volume of business (International and Domestic combined) which APL tenders to UP is a material consideration in determining whether UP has provided any APL Competitor with lower Rates. Therefore, this Section applies only to those traffic lanes for which APL provides UP with a Volume Commitment, even though UP may have lost that Volume Commitment under Appendix 7 to this Agreement. Further, UP shall have no obligation to adjust APL's Rates in a particular lane where an APL Competitor's volume of business under a given rate and in the same lane is less than 1000 Containers annually.

                                App. 14- Page 5

                  2.       $15 Average Advantage

                  The parties recognize that a higher volume of business should result in lower Rates. UP guarantees that APL will have a $15 average advantage per Container on the through Rates to and from Chicago. The $15 average advantage is based on a comparison of UP's through Rates to APL with UP's through Rates to APL's Competitors.

                  APL's average Rate on a Comparable Unit Basis as defined below and the APL Competitor's average Rate on a Comparable Unit Basis will be derived by applying the APL Competitor's volume of business against the APL Competitor's rates applicable to such volumes and then applying that same volume against APL's Rates in the same lanes and on the same type of traffic.

                  As an example, if ABC ocean carrier has 2,000 units moving from Los Angeles to Chicago at $750, 2,000 units moving from Chicago to Los Angeles at $700, 1000 units moving from Oakland to Chicago at $800 and 1000 units moving from Chicago to Oakland at $750, ABC's overall average rate would be $742. Further assuming APL's rates to be $750, $700, $775, and $725 respectively, and applying ABC's volume against these rates, APL's average rate is $733, or $9 lower than ABC's average rate. In such a case, UP would be obligated to adjust any or all APL rates such that the average is $727, or $15 lower, than ABC's rates. This further assumes that APL's overall actual volume is greater than ABC's.

                  3. Determination of The Comparable Unit Basis and Adjustment of Rates

                  In making a determination as to whether a Rate is lower to an APL Competitor than to APL, UP must compare that Rate to APL's Rate on a Comparable

                                App. 14- Page 6

Unit Basis. To do this, UP must compare APL's cost of movement compared to an APL Competitor's cost of movement. This cost includes, but is not limited to, UP's linehaul Rate or division of a through Rate, railcar cost, terminal charges (using UP's cost as the basis), terminal credits as a deduction from cost, and any other like cost components which creates an "apples to apples" comparison. An example of determining a Comparable Unit Basis is this:

                  If UP offers an APL Competitor a rate which includes drayage, the dollar amount UP spends to provide the dray will be deducted from APL Competitor's Rate and the resulting amount will be used in comparison to the rate UP charges APL. For example, assume UP charges the APL Competitor $500 from Seattle to Chicago and provides drayage from the pier to UP's terminal, at a cost to UP of $50, and UP charges APL $500 from the UP ramp in Seattle to Chicago. In this case, all other factors being equal, UP would be obligated to reduce APL's rate by a minimum of $50 as the comparison would be based upon the competitor's $450 rate ($500-50) vs. APL's $500 rate.

                  In determining a Comparable Unit Basis, the following guidelines will apply:

                        a.    International and Westbound Domestic Containers

                  For International 20', 40', and 45' Containers and Westbound Domestic 20', 40' and 45' Containers:

         (a) Each Container size will be compared separately and independently.

         (b) Each origin and destination pair will be compared separately and independently as follows:

                                App. 14- Page 7

         On a round-trip basis:

         (1)      For International on an Eastbound load and a Westbound load;

         (2)      For International on an Eastbound load and Westbound empty;

         (3) For International on an Eastbound load and Domestic on a Westbound load for 20', 40' and 45' Containers; and,

         (4) On a one-way basis, where an APL Competitor has 50% or more of its total volume on UP moving in one direction, either Eastbound or Westbound. As an example, assume that ABC ocean carrier tenders 20,000 Eastbound International Containers to UP for movement from the Port of Los Angeles, Oakland and/or Seattle. In turn, ABC tenders 5,000 westbound International loads and 3,000 Westbound empties to UP. In this case, ABC has 8,000 units that move on a round-trip basis and 12,000 Containers (60%) that move Eastbound only. In such a case, the comparison with APL's costs is on a one-way basis for both Eastbound and Westbound traffic. If ABC had 10,001 Westbound loads and empties combined, the comparison would be made on a roundtrip basis.

                  b.       Domestic 48' and 53' Containers

         For Domestic 48' and 53' Containers, the following comparison will be made:

     (a) Each Container size will be compared separately and independently;

     (b) Each origin and destination pair will be compared separately and independently as follows:

         (1)      On a round-trip load to load basis;

                                App. 14- Page 8

                  (2)    On a Westbound load and Eastbound empty;

                  (3) When 50% or more of an APL Competitor's total volume of traffic in a single Service Lane on UP moves in one direction, the comparison will be made on a one-way basis in that Service Lane. For example, in the Chicago to Los Angeles Service Lane, the APL Competitor moves 10,000 48' and 53' containers Eastbound and only 4,500 containers in the Westbound direction. In this case, the lane will be analyzed on a one-way basis in both the Eastbound and Westbound direction. If movement in the Westbound direction is 5,001 or more containers, the analysis would be on a round-trip basis.

                  If APL believes that it suffers a market disadvantage by the application of a round-trip comparison methodology for 48' and 53' Containers, APL will notify UP in writing. The parties agree to negotiate in good faith to eliminate the disadvantage and to establish a new method of comparison to be used in the future. If, after ninety days following APL's written notice to negotiate this matter, the parties are unable to reach agreement, the matter can be submitted to arbitration pursuant to Section 16 of this Agreement.

                         c.    The Rates to Be Used

                  In applying these provisions, the parties agree that the basis of comparison for Comparable Units will be the UP's linehaul Rate or division of its through Rate between one UP intermodal terminal to another UP intermodal terminal or interchange point. These Rates will be compared to similar Rates that UP provides to an APL Competitor. For Rates applying between West Coast points on the one hand and the Chicago, IL (local or interchange) on the other hand, UP's actual division of revenue will be used for comparison as provided in subsection f. below.

                                App. 14- Page 9

                           d.   Excluded Costs

                  Drayage between inland rail ramps and inland container yards
(CY) locations, or drayage between rail ramps and customer locations at inland points will not be a cost component considered in the Comparable Unit Basis.

                           e.   Additional Cost Components

                  Volume refunds, drayage allowances, signing bonuses or other similar incentives will be considered as a reduction of cost in adjusting Rates to determine a Comparable Unit Basis, where such allowances or incentives can logically be applied to similar volumes or service lanes.

                  For example, if UP provides ABC Ocean Carrier with a Rate of $700 per 40' Container from Seattle to Chicago, and that Rate applies on shipments destined to the Chicago area as well as to shipments moving to points in Eastern Canada, and if UP's offer to ABC Ocean Carrier also includes an end of year refund to ABC Ocean Carrier of $40 for each shipment destined to Canada as an incentive to ABC to route its Canadian traffic on UP, then the comparison to APL's rates would be as follows:

                           For Shipments to                   For Shipments Over
                           Chicago Proper                     Chicago to Canada
                           --------------                     -----------------

         APL Rate         $700                                   $700
         ABC Rate         $700                                   $660 ($700-$40)

                  In this example, UP would be obligated to reduce APL's Rate by $40 for Canadian shipments only. The current $700 Rate would continue to apply to Chicago proper shipments since APL is not disadvantaged on that business segment.

                  APL will not be required to agree to incentives that are conditioned upon a specific volume count or percentage volume growth of traffic. If UP offers such

                                App. 14- Page 10
incentives to an APL Competitor, UP will offer APL a Rate which is at a cost level equal to or lower than such APL Competitor without requiring specific volume counts or percentage growth factors.

                       f.  Adjustment of Rates

                  In comparing round-trip Rates, either load-load or load-empty, if UP has established a lower round-trip Rate for an APL Competitor, the individual Eastbound or Westbound Rates will be adjusted as follows:

                  (1) In the event the APL Competitor's Rate is lower in only one direction, Eastbound or Westbound, and equal in the other direction, APL's Rate will be reduced in the direction for which APL is disadvantaged so that APL's round trip Rate is equal to or lower than the APL Competitor's round trip Rate;

                  (2) In the event both the competitive Eastbound and Westbound Rates are lower than APL's Rates, each APL rate will be reduced by the dollar amount that it is higher than the corresponding competitive rate. As an example, if the competitive Eastbound rate is $20 lower than APL's Eastbound rate and the competitive Westbound rate is $10 lower than APL's Westbound rate, APL's Eastbound and Westbound Rate would be reduced by a minimum of $20 and $10 respectively.

                  (3) In the event the competitive Rate is higher than APL's Rate in one direction, but lower in the other direction such that the overall roundtrip Rate is lower, APL's Rate will be reduced in the direction for which it is disadvantaged so that APL's round trip Rate is equal to or lower than the APL Competitor's round trip Rate.

                  4.   Independent Auditor Review

                  If APL believes UP has failed to meet its obligation under this Section, APL may request in writing an audit of all contracts which UP has with APL Competitors

                                App. 14- Page 11

("Audit"), giving UP thirty days' advance notice. Upon such request, UP will arrange for its regular independent certified public accounting firm ("the Auditor") to perform an independent review of UP's other comparable transportation contracts to determine whether, and to what extent, UP has failed to meet its obligations. The Auditor will use the Benchmark Date process set forth in this sub-section when performing the Audit. APL shall reimburse UP for the cost of the Audit. APL shall not request an Audit more than once in any calendar year. The Auditor shall also be allowed to review UP's volume records to determine whether the comparison should be on a round-trip or one-way basis.

                  Prior to the Audit, UP will conduct a comparative analysis using the methodology set forth in this Section. UP will identify any problems and propose appropriate remedies, if needed, to APL and to the Auditor. The Auditor will review the agreements between UP and the APL Competitors, perform a comparative analysis using the methodology described in this Section, review the remedies proposed by UP and make a determination if the proposed remedies meet the requirements of this Section. The Auditor will determine if there are other areas of non-compliance with this Section. If the Auditor discovers such areas of non-compliance, the Auditor will work with UP to design and propose proper corrective action to APL.

                  In order to perform an accurate and equitable comparison of APL's Rates with the Rates of APL Competitors, a date or point in time for such a comparison must be established. The parties recognize that rates vary and are adjusted periodically at different times as a result of the unique provisions in each transportation agreement. Consequently, for purposes of comparability of Rates, UP, upon notification by APL of its request for an audit, shall conduct the comparative analysis by first determining the

                                App. 14- Page 12
effective date or most recent anniversary date of UP's doublestack contract with each of APL Competitors closest in time but prior to APL's request for an audit (Benchmark Date). Each APL Competitor's Rates will be compared with APL's Rates as of that Benchmark Date. The parties recognize that there may be a different Benchmark Date for each APL competitor. If as a result of this comparison, APL's Rates need to be adjusted pursuant to sub-section 3.f., UP will offer APL such adjusted rates to the extent applicable to be effective not more than a date one calendar year before (1) APL's request for an audit or (2) the date UP notified APL that UP failed to meet its obligation under this Section for those lanes where APL is disadvantaged.

                  If APL receives a retroactive Rate adjustment, UP will pay to APL the difference between what APL was paying under the APL Rates and what it should have paid under the adjusted Rates times the volume of traffic which APL moved during that one year calendar period prior to APL's request for an audit or notification by UP that UP failed to meet its obligation. The amount to be paid APL will be determined by comparing APL Rates to APL Competitor Rates for the period noted above, and applying the rate differential to the volume of traffic that APL moved during the time period.

                  Prior to the Audit, UP may take all reasonable steps to conceal the identities of the entities whose Rates, costs and service are being reviewed by the Auditor. This may be done by blocking out a shipper's name and assigning a code to that shipper. The burden of developing such a system is on UP. UP also has the burden of assuring that the Auditor has access to all challenged transportation agreements and Rates. In order to assure UP that the Rates being examined will be held in confidence, the individual accountant(s) employed by the Auditor who is/are

                                App. 14- Page 13
assigned to the Audit shall be required to execute a reasonable confidentiality and non-disclosure agreement prior to undertaking the Audit. Unless otherwise agreed by the parties, the Audit shall be conducted at UP's headquarters in Omaha, Nebraska. No materials shall be removed by the Auditor unless the removal is approved by UP's vice president of law and vice president of marketing and sales.

                  Prior to beginning the Audit, the Auditor shall have at least one meeting with UP and APL representatives to define the scope of the Audit, to agree upon generic categories of documents to be inspected in the course of the Audit and to develop a process for the Auditor to determine the facts. Although APL shall reimburse UP for the customary fees and expenses of the Auditor, the role of the Auditor shall be that of an independent, nonpartisan, expert arbiter. As necessary during the Audit, the Auditor may, but is not required to, hold periodic meetings with UP and APL to discuss issues or problems that have arisen in the course of the Audit. The Auditor shall not have substantive discussions with either party unless both parties are present. The Auditor shall prepare a brief written summary of each meeting held with UP and/or APL and shall furnish a copy of that summary to each party.

                  Once the Audit has been completed, the Auditor shall provide UP and APL with a report setting forth findings and conclusions. The report may be oral or in writing but shall at all times preserve the confidentiality of the Rates and other contract terms of the APL Competitors.

                  APL shall not have access to, nor receive a copy of, any of the Auditor's workpapers or UP's workpapers, or any document that includes information on UP's costs, APL Competitors' Rates or other contract terms.

                                App. 14- Page 14

                  The report shall be final. Neither party will seek review of the report or the audit process via arbitration or in any other forum.

                  Nothing in this Agreement shall be construed to require UP to

                  (1) breach any obligation, including but not limited to confidentiality provisions, in any agreements to which UP is, or may become, a party.
                  (2) inform APL of any pending negotiations that UP may have with its customers.

                  (3) inform APL of the identity of the customer with whom UP has the transportation agreement at issue.

                  5.   Future Adjustments

                  If the costs of an APL Competitor increase due to the expiration of its linehaul Rates and subsequent renegotiation of new Rates, or through some other means, UP can increase the level of APL's Rates to the lesser of (1) a level such that APL's cost is equal to or lower than the cost of the APL Competitor, except that, to or from Chicago (the Chicago Lanes), the new Rate must also meet the requirements of Section C.2 of this Appendix 14 (i.e.,
                                                                         ---
$15 advantage) or (2) the level of APL's cost prior to the reductions taken as a result of the process set forth in this Agreement plus any quarterly or annual adjustments as provided for in this Agreement.

         D.       Most Favored Nations Provision for EMP Rates.

                  If APL believes that UP has established EMP rates which have adversely impacted APL's margins or contribution levels and that those rates are not the result of competitive forces external to UP and APL ("Challenged EMP Rates"), APL will notify UP. Upon such notification, UP agrees that it will automatically reduce APL's rates

                                App. 14- Page 15
according to the methodology set forth below. The comparison to determine APL's rate will be made as follows:

         . The starting point is the average round trip EMP rate in a given lane after incentive refunds, pickup credits or other credits or drop-off charges are added or deducted as appropriate. The rates to be compared are those that are in effect at the time of APL's notification to UP.

         .  The following deductions will then be made:

            (1) UP's costs for containers and chassis for the line haul portion of their use

            (2) UP's average cost for empty repositioning in that lane

            (3) $40 round trip terminal expense

            (4) $70 round trip administrative expense

            (5) $50 cross-town expense (applicable only to Northeast rates)

         . The resulting rate will be compared to the 48' and/or 53' Domestic Rates shown in Exhibit B as adjusted under Appendix 13.

         . If the round-trip EMP rate is lower than the round-trip APL rate, then UP will reduce APL's rate an equivalent dollar amount in the direction in which EMP has a lower rate. If the EMP rate is lower in both directions, then the APL rate will be reduced in both directions.

         . No comparison of EMP and APL Rates will be made for any traffic lane where the annual volume of EMP containers in both the E/B and W/B direction totals less than 1,000 loaded units. If the volume in either the E/B or W/B direction is 1,000 units or more, then a comparison can be made. Also, the parties have agreed to exclude from comparison EMP

                                App. 14- Page 16
            rates and APL rates in connection with NUMMI volume moving from/to Lathrop, CA.

         . UP will evaluate and adjust annually its cost components. This includes cost for containers and chassis, cost for empty repositioning, and crosstown expense. Similarly, APL will evaluate and adjust annually the terminal expense component which, however, shall never exceed $40 per round trip. APL agrees that if APL's cost is less than $40 round trip, that number will be used. APL further agrees that the number for terminal expense shall never be more than $40 round trip.

         . The traffic lanes which will be used for Most Favored Nations comparisons are as follows:

                 Southern California - Chicago
                 Southern California - Northeast
                 Northern California - Chicago
                 Northern California - Northeast
                 Pacific Northwest - Chicago
                 Pacific Northwest - Northeast
                 Los Angeles - Texas
                 Los Angeles - Memphis/New Orleans
                 Los Angeles - Southeast
                 Chicago - Mexico City

            Where rate comparisons are required, the relevant UP linehaul rate will be UP's division of revenue to/from the UP gateway.

                                App. 14- Page 17

            If UP disagrees with APL regarding the circumstances surrounding the Challenged EMP Rates, the parties will submit for arbitration the single question as to whether the Challenged EMP Rates were the result of competitive forces external to UP and APL pursuant to the Arbitration provisions in the Current Agreements. If the Arbitration Panel rules in favor of UP, APL's rates will be restored to the level which they were before being reduced, and APL shall refund the difference between the restored rates and the rates APL had been paying since its rates were reduced.

                                App. 14- Page 18

                                                                   APPENDIX 17.B

                             Renegotiation of Rates

            If during the term of this Agreement, any party to this Agreement believes that adjustments to Rates as calculated in accordance with the provisions of Appendix 13 are, or the level of Rates set forth in this Agreement is, causing that party to operate in any Traffic Corridor at a revenue/variable cost ratio of 1.05 or less, that party may request, in writing, renegotiation of the Rates contained herein; PROVIDED, HOWEVER, that once a party invokes its right to renegotiate the charges under this Appendix 17.B for a particular Traffic Corridor, that party may not invoke this right again for the same Traffic Corridor before another 12 months has passed.

            If at the end of the 120-day period following the party's invoking its right to renegotiate under this Subsection, the invoking party's revenue/variable cost ratio has gone back above 1.05, the renegotiation period will terminate and the Rates will be maintained at their existing level under this Agreement.

            If at the end of such 120-day period, the invoking party's revenue/ variable cost ratio remains at 1.05 or less and the parties have failed to reach agreement on what Rates to apply to the affected Traffic Corridor, the party requesting renegotiation may select an independent auditor, and, subject to the other party's concurrence as to the selection of the independent auditor, such auditor shall review the internal management revenue/variable cost information of the requesting party to verify that party's stated marginal profit level. Any terms and conditions of this Agreement as well as any confidential cost information which must be disclosed by any party for purposes of the auditor's review under this Subsection shall only be disclosed pursuant to the auditor's execution of a nondisclosure agreement acceptable to all parties.

                               App. 17B - Page 1

                  The independent auditor will provide its findings as to the revenue/variable cost ratio of the Traffic Corridor in question in writing to the parties within 30 days from its receipt of the requesting party's cost information. If, based on the independent auditor's findings, the parties are unable to reach agreement within 90 days of the independent auditor's report as to whether the existing Rates should be maintained or the Rates should be restated at a particular level, the requesting party may terminate this Agreement as to the Traffic Corridor in question by giving written notice to all other parties. If the parties reach agreement on new terms to govern the Traffic Corridor in question, new terms so negotiated (including possible deletion of the Traffic Corridor in question from this Agreement) shall become effective on the date designated by the parties in a written addendum.

                               App. 17B - Page 2

                                                                     APPENDIX 23

            When Terms and Provisions of UP's Intermodal Rules Apply

         To the extent that this Agreement is silent on any matter, the Intermodal Rules or AAR Rules shall govern the rights and obligations of the parties to this Agreement. Where there is a conflict between the Intermodal Rules and the AAR Rules, the Intermodal Rules shall apply, provided, however, that UP shall not modify the Intermodal Rules without giving notice to APL and obtaining APL's consent to the modification which consent will not be unreasonably withheld. UP shall supply APL with any amendments, updates, changes, or revisions to UP's Intermodal Rules immediately upon such amendments, updates, changes, or revisions being made or issued. If UP does not supply such amendments, updates, changes or revisions to APL within five (5) days of the effective date, the terms of the amendments, updates, changes or revisions shall not take effect as to APL until five (5) days after such time as UP delivers any amendments, updates, changes or revisions to APL. In the event that APL determines that the proposed modification will have a substantially negative effect on APL, upon written notification the designated modification shall not apply to APL until such time as UP and APL are able to negotiate to resolve any differences. Those provisions of UP Intermodal Rules that are not applicable to APL for shipments made under provisions of this Agreement are set forth in Exhibit Z.

                                  Appendix 23

                                                                       EXHIBIT A

                                   DEFINITIONS

         In this Agreement and the Exhibits attached hereto, the following terms shall have the following meanings, except as otherwise stated:

Agreement: The Original Agreement dated October 11, 1996, between UP and APL, as amended and restated herein, and all Appendices and Exhibits to it.

APL Competitor: Ocean carrier or other entity providing Domestic and/or International service which UP sells to on a wholesale basis in either railroad supplied or privately owned or controlled containers. Motor carriers are considered entities to which UP sells on a wholesale basis.

APL Stack Car: As defined in Section 9.B.1, including a Stack Car (a) owned by APL or (b) under lease to APL; includes all APLX marked Stack Cars.

APL Train: A train consisting of not less than 75 Platforms on Stack Cars containing only APL or TPI Containers and which is moving under Train Schedules agreed to by UP and APL.

Auditor: Mutually acceptable independent auditor/consultant who shall have substantial experience in rail rate matters.

Available or Availability: When UP has placed the loaded Container on a Chassis and placed the Container and Chassis in the terminal at a location accessible to APL, draymen, Participants or their agents.

Base Rates: The linehaul divisions, rates and charges set forth in Exhibit B, as adjusted from time to time pursuant to the terms of this Agreement.

Car Cost: Average per diem and mileage expense per Stack Car or Spine Car

Car Rules: Car Interchange Rules of the Association of American Railroads.

                                 Ex. A - Page 1

Chassis: Underframe (excluding floor, sides, and roof) equipped with wheels, landing gear, king pin assembly, and locking safety devices for securing a Container, used for transporting a Container as a wheeled vehicle.

Comparable Unit: A container of specific size moving between the same geographic points carrying the same type of freight (international, domestic or empty) under the terms of this Agreement.

CKD Shipment: Auto parts shipments arranged by APL for foreign automobile companies in APL or other ocean carrier Containers.

Container: Any container, dry or refrigerated, with or without Chassis, that is moving under the terms of this Agreement. Each Container (loaded or empty) must conform to the Container Rules, the applicable regulations of the Federal Railroad Administration, as amended and in effect at the time of tender to UP, and all other applicable laws.

Container Rules: Container and Trailer (TOFC/COFC) Interchange Rules of the Association of American Railroads, as amended and in effect at the time of transportation under this Agreement.

Control Date: The date upon which UP acquired control of SP, i.e., September 11, 1996.

Decision Date: The date on which the Surface Transportation Board rendered its decision on the UP-SP merger.

Domestic Shipments: Shipments arranged for by APL on behalf of Participants moving in rail service between the points covered by this Agreement.

EDI:  APL's Electronic Data Interchange system.

Effective Date:  October 11, 1996

Equipment:  Containers, including attached skeletal Chassis.

                                 Ex. A - Page 2

Exhibit: Additional terms and conditions applicable to and governing Transportation, attached hereto and made a part hereof as if set forth fully in this Agreement.

Failed Service Lane: Service Lane in which UP fails to meet Service Performance Standards in any Monitoring Period.

FEU: A forty, forty-five, forty-eight or fifty-three foot Container or two twenty-foot Containers.

Flatcar: Standard intermodal car with or without pedestals capable of handling Containers in various configurations.

Forty-Eight Hour Period: Time from first 23:59 following actual Availability in which APL must remove Container from UP's terminal.

FRA: Federal Railroad Administration

Holiday: New Year's Day, Thanksgiving Day, Friday after Thanksgiving, Christmas Eve, Christmas Day, New Year's Eve.

Intermodal Car: A Flatcar or Stack Car or Spine Car.

Intermodal Rules: Union Pacific Railroad Company Exempt Circular 20-B effective as of January 1, 1999 and any modifications thereto or successor document made applicable to this Agreement, as provided in Section 23.

International Market Rates: Rates charged by UP and BNSF to APL's international steamship competitors on a Comparable Unit as adjusted by Section C.1 of Appendix 13.

International Shipments: Containers loaded with freight in international commerce and tendered on behalf of American President Lines, Ltd. or APL Co. PTE Ltd., or on behalf of a TPI. International Shipments also include CKD Shipments moving between points in the U.S. on the one hand and points in foreign countries on the other.

                                 Ex. A - Page 3

Joint Service: Joint water/rail transportation services provided by American President Lines, Ltd., and UP under joint through bills of lading.

Notice of Diversion: Notice that APL is diverting traffic and specifying that traffic.

On-Dock: A facility not operated by UP for loading and unloading containers directly from or to ocean-going vessels to or from Intermodal Cars. Participant:
Participants shall include domestic shippers, shippers' agents, property brokers, freight forwarders, others having a beneficial interest in containerized shipments, or other rail or motor carriers who desire to use APL or other ocean carrier Containers for transportation of their Domestic Shipments.

Rates: Divisions, charges and rates.

Scheduled Trains: Trains regularly operated by UP.

Service Default: When UP fails to meet the Service Performance Standards in any Service Lane for a period of three consecutive Calendar Months or in any five Calendar Months during any twelve consecutive Calendar Months.

Service Lane: Corridors of traffic as set forth in Appendix 7 to this Agreement.

Service Performance Standard: UP must make Available or Interchange the applicable percentage of all loaded Containers for each Service Lane at or in advance of the applicable scheduled Availability or Interchange times set forth in Train Schedules.

Slot: Space on Stack Car platform capable of handling one (1) FEU.

Spine Car: Articulated or non-articulated flatcar containing from one (1) to five (5) platforms, each platform capable of handling not more than one FEU per platform.

Stack Car: Articulated flatcar containing from one (1) to five (5) platforms, each platform capable of handling two FEUs per platform.

Stack Car Train: See APL Train, above.

                                 Ex. A - Page 4

Stop Charge: The component cost reflecting set out or pick up at Lathrop or Portland.

TPI: Person, other than American President Lines, Ltd., offering ocean common carrier freight transportation for which APL provides intermodal management services and acts as agent, sometimes known as a third party international.

TPI Shipments: International Shipments in Containers owned or leased by TPIs.

TTX Stack Car: A Stack Car owned by TTX Company.

Train Schedules: The train schedules, including the specific route of movement, displayed in the Union Pacific's Transportation Plan which have been agreed to by APL.

UP Stack Car: A Stack Car which is not an APL Stack Car.

UP Service Performance Compliance Report: Report to be published twenty days after the end of each Monitoring Period.

Utilization Factor: The sum of loaded and empty Containers moving on Stack Cars divided by the total number of Stack Car Slots.

100% Utilization Rate: Equivalent of a Rate in which there is 100% utilization of the slots on every Stack Car.

Volume Commitment: Ninety-five percent of APL's high cube domestic business; 95% of APL's international business originating or terminating at California ports, including westbound domestic 20' and 40' containers; 85% of APL's international business to and from the Pacific Northwest; including 20' and 40' westbound domestic volume.

                                 Ex. A - Page 5

                                                               Exhibit B Part II

                         THIRD PARTY INTERNATIONAL RATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                            COMPONENTS
                                                                                          ------------------------------------------
                                         Contract Reference                                                 Sec. 15.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
   Chicago (Canal St.)             Lathrop                  20              483.51              242.07               241.44
       (See Note)                                         40/45             663.16              332.02               331.14
------------------------------------------------------------------------------------------------------------------------------------
                                 Los Angeles                20              409.60              205.07               204.53
                                                          40/45             537.92              269.31               268.61
------------------------------------------------------------------------------------------------------------------------------------
                                   Oakland                  20              483.51              242.07               241.44
                                                          40/45             663.16              332.02               331.14
------------------------------------------------------------------------------------------------------------------------------------
                                   Portland                 20              500.95              250.81               250.14
                                                            40              630.32              315.57               314.75
                                                            45              630.32              315.57               314.75
------------------------------------------------------------------------------------------------------------------------------------
                                   Seattle                  20              500.95              250.81               250.14
                                                            40              500.32              315.57               314.75
                                                            45              500.32              315.57               314.75
------------------------------------------------------------------------------------------------------------------------------------
   Chicago (Global 1)              Lathrop                  20              483.90              242.27               241.63
                                                          40/45             662.76              331.32               330.94
                                                          48/53             682.29              341.59               340.70
------------------------------------------------------------------------------------------------------------------------------------
                                 Los Angeles                20              406.34              203.43               202.91
                                                          40/45             547.54              274.13               273.41
                                                          48/53             567.05              283.90               283.15
------------------------------------------------------------------------------------------------------------------------------------
                                   Oakland                  20              483.80              242.27               241.53
                                                          40/45             662.76              331.32               330.94
                                                          48/53             682.29              341.59               340.70
------------------------------------------------------------------------------------------------------------------------------------
                                   Portland                 20              496.75              248.70               248.05
                                                            40              675.62              338.59               337.03
                                                            45              683.73              342.31               341.42
------------------------------------------------------------------------------------------------------------------------------------
                                Salt Lake City              20              427.42              248.70               213.42
                                                          40/45             565.24              283.00               282.24
------------------------------------------------------------------------------------------------------------------------------------
                                   Seattle                  20              496.75              248.70               248.05
                                                            40              676.52              338.69               337.83
                                                            45              683.73              342.31               341.42
                                                          48/53             703.22              352.08               351.14
------------------------------------------------------------------------------------------------------------------------------------
         Dallas                  Los Angeles                20              358.75              177.50               181.25
                                                          20 TNK            793.29              392.50               400.79
                                                          40/45             679.10              336.00               343.10
                                                          48/53             679.10              336.00               343.10
------------------------------------------------------------------------------------------------------------------------------------
         El Paso                 Los Angeles                20              331.48              164.00               167.48
                                                          20 TNK            766.00              379.00               387.00
                                                          40/45             547.72              271.00               276.72
                                                          48/53             547.72              271.00               276.72
------------------------------------------------------------------------------------------------------------------------------------
         Houston                 Los Angeles                20              357.74              177.00               180.74
                                                          20 TNK            792.28              392.00               400.28
                                                          40/45             677.07              335.00               342.07
                                                          48/53             677.07              335.00               342.07
------------------------------------------------------------------------------------------------------------------------------------
       Kansas City                 Lathrop                  20              452.73              226.66               226.07
                                                          40/45             609.77              305.29               304.48
------------------------------------------------------------------------------------------------------------------------------------
                                 Los Angeles                20              420.91              210.72               210.19
                                                          40/45             552.28              276.51               275.77
------------------------------------------------------------------------------------------------------------------------------------
                                   Oakland                  20              452.73              226.66               226.07
                                                          40/45             609.77              305.29               304.48
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                            COMPONENTS
                                                                                          ------------------------------------------
                                            Contract Reference                                              Sec. 15.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
                                   Portland                 20              399.33              199.93               199.40
                                                          40/45             614.90              307.86               307.04
------------------------------------------------------------------------------------------------------------------------------------

                                   Seattle                  20              399.33              199.93               199.40
                                                          40/45             614.90              307.86               307.04
------------------------------------------------------------------------------------------------------------------------------------
         Lathrop             Chicago (Canal St.)            20              606.00              300.16               305.85
                                  (See Note)              40/45             841.77              421.44               420.33
------------------------------------------------------------------------------------------------------------------------------------
                              Chicago (Global 1)            20              581.16              290.97               290.19
                                                          40/45             834.79              417.95               416.84
                                                            48              854.32              427.72               426.60
------------------------------------------------------------------------------------------------------------------------------------
         Lathrop                 Kansas City                20              516.34              258.52               257.82
                                                            40              730.89              365.93               364.96
                                                            45              784.30              392.66               391.64
------------------------------------------------------------------------------------------------------------------------------------
                                   Memphis                  20              531.76              266.23               265.53
                                                          40/45             817.14              409.11               408.03
------------------------------------------------------------------------------------------------------------------------------------
         Lathrop                 Memphis (X)                20              506.10              253.38               252.72
                                                          40/45             789.43              395.23               394.20
------------------------------------------------------------------------------------------------------------------------------------
                                    Omaha                   20              575.00              575.00                 NS
                                                          40/45             795.00              795.00                 NA
------------------------------------------------------------------------------------------------------------------------------------
                                  St. Louis                 20              572.82              288.79               288.03
                                                            40              789.43              395.23               394.20
                                                            45              841.77              421.44               420.33
------------------------------------------------------------------------------------------------------------------------------------
       Los Angeles           Chicago (Canal St.)            20              537.92              269.31               268.61
                                  (See Note)              40/45             743.43              372.21               371.22
------------------------------------------------------------------------------------------------------------------------------------
                              Chicago (Global 1)            20              518.32              259.50               258.82
                                                          40/45             743.25              372.12               371.13
                                                            48              762.77              381.88               380.89
------------------------------------------------------------------------------------------------------------------------------------
                                    Dallas                  20              322.37              159.50               162.87
                                                          20 TNK            756.91              374.50               382.41
                                                          40/45             613.41              303.50               309.91
                                                          48/53             613.41              303.50               309.91
------------------------------------------------------------------------------------------------------------------------------------
                                   El Paso                  20              221.31              109.50               111.81
                                                          20 TNK            655.85              324.50               331.35
                                                          40/45             416.35              206.00               210.35
                                                          48/53             416.35              206.00               210.35
------------------------------------------------------------------------------------------------------------------------------------
                                   Houston                  20              322.37              159.50               162.87
                                                          20 TNK            756.91              374.50               382.41
                                                          40/45             612.40              303.00               309.40
                                                          48/53             612.40              303.00               309.40
------------------------------------------------------------------------------------------------------------------------------------
                                 Kansas City                20              473.24              236.93               236.31
                                                            40              693.94              347.43               346.51
                                                            45              720.63              360.80               359.83
------------------------------------------------------------------------------------------------------------------------------------
                                   Memphis                  20              326.41              161.50               154.91
                                                          20 TNK            760.95              376.50               384.45
                                                          40/45             620.48              307.00               313.48
                                                          48/53             620.48              307.00               313.48
------------------------------------------------------------------------------------------------------------------------------------
                                 New Orleans                20              324.39              160.50               163.89
                                                          20 TNK            758.90              375.50               383.40
                                                          40/45             616.44              305.00               311.44
                                                          48/53             616.44              305.00               311.44
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                            COMPONENTS
                                                                                          ------------------------------------------
                                      Contract Reference                                                      Sec. 15.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
                               New Orleans (X)              20              321.36              159.00               162.36
                                                          20 TNK            755.90              374.00               381.90
                                                          40/45             612.40              303.00               309.40
                                                          48/53             612.40              303.00               309.40
------------------------------------------------------------------------------------------------------------------------------------
                                   Oakland                  20              270.63              134.00               136.63
                                                          40/45             332.47              164.50               167.97
------------------------------------------------------------------------------------------------------------------------------------
                                    Omaha                   20              550.00              550.00                 NS
                                                          40/45             725.00              725.00                 NS
------------------------------------------------------------------------------------------------------------------------------------
                                   Portland                 20              474.96              235.00               239.96
                                                          40/45             556.82              275.50               281.32
------------------------------------------------------------------------------------------------------------------------------------
                                Salt Lake City              20              525.00              525.00                 NS
                                                          40/45             550.00              550.00                 NS
------------------------------------------------------------------------------------------------------------------------------------
                                 San Antonio                20              285.99              141.50               144.49
                                                          20 TNK            720.33              384.33               336.00
                                                          40/45             542.57              258.50               274.17
                                                          48/53             542.67              268.50               274.17
------------------------------------------------------------------------------------------------------------------------------------
                                  St. Louis                 20              542.03              271.37               270.66
                                                            40              752.46              376.73               375.73
                                                            45              789.43              395.23               394.20
                                                            48              772.19              386.60               385.59
------------------------------------------------------------------------------------------------------------------------------------

                                                                EXHIBIT B PART V

                         THIRD PARTY INTERNATIONAL RATES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                    COMPONENTS
                                                                                          ------------------------------------------
                                                                      Contract Reference                    Sec. 1.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
Memphis                     Lathrop                         20               571.78              286.27                285.51
                                                           40/45             698.07              349.49                348.58
------------------------------------------------------------------------------------------------------------------------------------
                            Los Angeles                     20               361.78              179.00                182.78
                                                          20 TNK             796.32              394.00                402.32
                                                           40/45             684.15              338.50                345.65
                                                           48/53             684.15              338.50                345.65
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               571.78              255.27                255.51
                                                           40/45             698.07              349.49                348.58
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                        20               683.69              342.29                341.40
                                                           40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
                            Seattle                         20               683.69              342.29                341.40
                                                           40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
Memphis (X)                 Lathrop                         20               571.78              286.27                285.51
                                                           40/45             698.07              349.49                348.58
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               571.78              286.27                285.51
                                                           40/45             698.07              349.49                348.58
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                        20               683.69              342.29                341.40
                                                           40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
                            Seattle                         20               683.69              342.29                341.40
                                                           40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
New Orleans                 Los Angeles                     20               360.77              178.50                182.27
                                                          20 TNK             795.31              393.50                401.81
                                                           40/45             682.13              337.50                344.53
                                                           48/53             682.13              337.50                344.53
------------------------------------------------------------------------------------------------------------------------------------
New Orleans (X)             Los Angeles                     20               358.75              177.50                181.25
                                                          20 TNK             793.29              392.50                400.79
                                                           40/45             677.07              335.00                342.07
                                                           48/53             677.07              335.00                342.07
------------------------------------------------------------------------------------------------------------------------------------
Oakland                     Chicago (Canal St.)             20               599.50              300.15                299.35
                            (See Note)                     40/45             841.77              421.14                420.63
------------------------------------------------------------------------------------------------------------------------------------
                            Chicago (Global)                20               581.16              290.97                250.19
                                                           40/45             834.79              417.95                416.84
                                                            48               854.32              427.72                426.60
------------------------------------------------------------------------------------------------------------------------------------
                            Kansas City                     20               515.84              258.52                257.32
                                                            40               730.89              385.93                364.96
                                                            45               784.30              392.66                391.64
------------------------------------------------------------------------------------------------------------------------------------
                            Los Angeles                     20               270.83              134.00                136.83
                                                           40/45             332.47              164.50                167.97
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis                         20               531.78              288.23                265.53
                                                           40/45             817.14              409.11                408.03
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis (X)                     20               506.10              253.38                252.72
                                                           40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
                            Omaha                           20               575.00              575.00                  NS
                                                           40/45             795.00              795.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                        20               328.41              163.50                164.91
                                                           40/45             393.11              194.50                198.61
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                            COMPONENTS
                                                                                          ------------------------------------------
                                                                        Contract Reference                Sec. 1.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
                            St. Louis                       20               572.82              356.79                206.03
                                                            40               789.43              395.23                394.20
                                                            45               841.77              421.44                420.33
------------------------------------------------------------------------------------------------------------------------------------
Omaha                       Los Angeles                     20               435.27              217.92                217.35
                                                          40 RFR            1275.00             1275.00                  NS
                                                           40/45             595.44              298.61                297.83
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               435.27              217.92                217.35
                                                          40 RFR            1275.00             1275.00                  NS
                                                           40/45             591.33              296.04                295.29
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                      40 RFR            1275.00             1275.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            Seattle                         20               435.27              217.92                217.35
                                                          40 RFR            1275.00             1275.00                  NS
                                                           40/45             596.44              298.61                297.83
------------------------------------------------------------------------------------------------------------------------------------
Portland                    Chicago (Canal St.)             20               591.49              296.12                295.37
                            (See Note)                     40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
                            Chicago (Global 1)              20               591.38              296.07                295.31
                                                            40               784.34              392.68                391.66
                                                            45               783.29              392.17                391.12
                                                            48               802.32              401.33                400.89
------------------------------------------------------------------------------------------------------------------------------------
                            Kansas City                     20               472.23              236.42                235.81
                                                            40               697.05              348.98                348.07
                                                            45               723.70              362.34                361.36
------------------------------------------------------------------------------------------------------------------------------------
                            Los Angeles                     20               474.95              235.0                 239.96
                                                           40/45             556.82              275.50                281.32
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis                         20               504.05              252.35                251.70
                                                           40/45             814.07              407.57                406.50
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis (X)                     20               504.05              252.35                251.70
                                                           40/45             814.07              407.57                406.50
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               325.41              161.50                164.91
                                                           40/45             393.11              194.50                194.61
------------------------------------------------------------------------------------------------------------------------------------
                            Omaha                           20               550.00              550.00                  NS
                                                           40/45             725.00              725.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            Salt Lake City                  20               553.00              553.00                  NS
                                                           40/45             757.00              757.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            St. Louis                       20               545.11              272.91                272.20
                                                            40               736.05              368.51                367.54
                                                            45               787.38              394.21                393.17
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City              Los Angeles                     20               103.67              51.91                 51.76
                                                           40/45             172.45              88.34                 86.11
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               103.67              51.91                 51.76
                                                           40/45             172.45              86.34                 56.11
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                        20               184.78              92.51                 92.27
                                                           40/45             338.76              169.61                169.15
------------------------------------------------------------------------------------------------------------------------------------
                            Seattle                         20               212.48              106.39                106.09
                                                           40/45             393.17              196.84                196.33
------------------------------------------------------------------------------------------------------------------------------------
San Antonio                 Los Angeles                     20               318.31              158.50                159.81
                                                          20 TNK             750.85              371.50                379.25
                                                           40/45             600.27              297.00                303.27
                                                           48/53             600.27              297.00                303.27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIXED AND ADJUSTED RATE
                                                                                                            COMPONENTS
                                                                                          ------------------------------------------
                                                                        Contract Reference                Sec. 1.B
------------------------------------------------------------------------------------------------------------------------------------
         Origin                Destination                 Size            Total Rate         Fixed Portion      Adjusted Portion
------------------------------------------------------------------------------------------------------------------------------------
Seattle                     Chicago (Canal St.)             20               591.49              296.12                295.37
                            (See Note)                     40/45             789.43              395.23                394.20
------------------------------------------------------------------------------------------------------------------------------------
                            Chicago (Global 1)              20               591.38              296.07                295.31
                                                            40               784.34              392.58                391.55
                                                            45               783.29              392.17                391.12
                                                            48               802.82              401.93                400.89
------------------------------------------------------------------------------------------------------------------------------------
                            Kansas City                     20               472.23              236.42                235.81
                                                            40               697.05              348.98                348.07
                                                            45               723.70              362.34                361.36
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis                         20               504.05              252.35                251.70
                                                           40/45             814.07              407.57                406.50
------------------------------------------------------------------------------------------------------------------------------------
                            Memphis (X)                     20               504.05              252.35                251.70
                                                           40/45             814.07              407.57                406.50
------------------------------------------------------------------------------------------------------------------------------------
                            Omaha                           20               550.00              550.00                  NS
                                                           40/45             725.00              725.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            Salt Lake City                  20               553.00              553.00                  NS
                                                           40/45             757.00              757.00                  NS
------------------------------------------------------------------------------------------------------------------------------------
                            St. Louis                       20               545.11              272.91                272.20
                                                            40               736.05              358.51                387.54
                                                            45               787.38              394.21                393.17
------------------------------------------------------------------------------------------------------------------------------------
St. Louis                   Lathrop                         20               482.48              241.56                240.92
                                                           40/45             661.09              330.98                330.11
------------------------------------------------------------------------------------------------------------------------------------
                            Los Angeles                     20               451.68              226.14                225.54
                                                           40/45             588.20              294.49                293.71
------------------------------------------------------------------------------------------------------------------------------------
                            Oakland                         20               482.48              241.56                240.92
                                                           40/45             661.09              330.98                330.11
------------------------------------------------------------------------------------------------------------------------------------
                            Portland                        20               431.16              215.86                215.30
                                                           40/45             655.96              328.41                327.55
------------------------------------------------------------------------------------------------------------------------------------
                            Seattle                         20               431.16              215.86                215.30
                                                           40/45             655.96              328.41                327.55
------------------------------------------------------------------------------------------------------------------------------------

NS - Where reference is made hereto the cost or rate component is not subject to adjustment.

(X) - Denotes proportional rate. Rate applies only on traffic interchanged to or from a connecting rail corner.

Note: Chicago (Canal St.) - At no time will Canal St. rates be less than the current effective Global 1 rate. Should cost adjustments produce a lower Canal St. rate, APL will pay the current Global 1 rate.

                                                           EXHIBIT B PART III

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E        Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                               DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION      MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE       BASE RATE      COST     ADJUSTMENT     ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
Chicago         Lathrop           20'     440.04        235.91       235.27       NS           NS          -31.14            NS
             -----------------------------------------------------------------------------------------------------------------------
(Canal St)                        40'     859.28        436.38       435.70       NS           NS          -13.28            NS
             -----------------------------------------------------------------------------------------------------------------------
(See Note)                        45'     899.32        456.90       455.70       NS           NS          -13.28            NS
             -----------------------------------------------------------------------------------------------------------------------
                                48'/53'   802.06        473.35       462.35       NS           NS         -133.64            NS
------------------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     318.08        220.49       219.89       NS           NS         -122.30            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  40'     726.84        407.56       406.50       NS           NS          -87.12            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  45'     759.79        242.01       422.90       NS           NS          -87.12            NS
             -----------------------------------------------------------------------------------------------------------------------
                                48'/53'   757.38        439.94       429.71       NS           NS         -112.29            NS
             -----------------------------------------------------------------------------------------------------------------------
                Modesto           20'     440.04        235.91       235.27       NS           NS          -31.14            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  40'     359.28        436.36       435.70       NS           NS          -13.28            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  45'     899.32        456.90       455.70       NS           NS          -13.28            NS
             -----------------------------------------------------------------------------------------------------------------------
                                48'/53'   802.06        473.35       462.35       NS           NS         -133.64            NS
             -----------------------------------------------------------------------------------------------------------------------
                Oakland           20'     326.96        230.76       230.16       NS           NS         -133.98            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  40'     307.08        424.01       422.30       NS           NS          -39.33            NS
             -----------------------------------------------------------------------------------------------------------------------
                                  45'     524.08        443.54       442.37       NS           NS          -61.33            NS
             -----------------------------------------------------------------------------------------------------------------------
                                48'/53'   815.09        459.47       448.79       NS           NS          -92.36            NS
            ------------------------------------------------------------------------------------------------------------------------
                 Portland         20'     424.38        241.56       240.93       NS           NS          -57.53            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     853.24        434.81       433.56       NS           NS          -15.23            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     815.75        464.10       462.38       NS           NS         -111.23            NS
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   871.23        478.49       467.38       NS           NS          -74.64            NS
            ------------------------------------------------------------------------------------------------------------------------
                 Sacramento       20'     440.04        235.91       235.27       NS           NS          -31.14            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     859.28        436.36       435.70       NS           NS          -13.28            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     899.32        456.90       456.70       NS           NS          -13.28            NS
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   802.06        473.35       462.35       NS           NS         -133.84            NS
            ------------------------------------------------------------------------------------------------------------------------
                 Salt Lake City   20'     557.23        217.40       216.83       NS           NS          123.00            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     370.72        400.37       399.31       NS           NS           30.04            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     911.56        415.30       415.22       NS           NS           80.04            NS
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   811.73        432.23       431.09       NS           NS          -51.59            NS
            ------------------------------------------------------------------------------------------------------------------------
                 Seattle          20'     408.00        225.14       225.55       NS           NS          -43.89            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     849.62        434.81       433.66       NS           NS          -18.85            NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     744.21        485.85       464.41       NS           NS         -185.35            NS
            ------------------------------------------------------------------------------------------------------------------------
                                 48'60'   873.32        473.49       467.28       NS           NS          -57.65            NS
------------------------------------------------------------------------------------------------------------------------------------
Chicago         Lathrop           20'     421.34        238.11       234.87      26.70        1.07         -69.53           -6.86
            ------------------------------------------------------------------------------------------------------------------------
(Global 1)                        40'     858.16        424.85       423.02      47.41        2.06         -25.44          -14.02
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     884.47        438.21       436.61      47.41        2.13         -25.44          -14.45
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   862.75        464.47       453.19      47.41        0.55         -88.77          -14.10
            ------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     336.83        215.06       214.98      25.70        0.34        -119.69            9.44
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     879.42        339.45       340.27       NS           NS            NS              NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     741.58        377.81       385.81      47.41        0.65         -90.28           20.18
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   819.65        424.89       414.71      47.41        1.17        -100.42           31.39
            ------------------------------------------------------------------------------------------------------------------------
                Modesto           20'     421.24        238.11       234.77      25.70        1.07         -69.53           -8.88
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     858.18        424.85       423.32      47.41        2.06         -25.44          -14.02
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     384.47        438.21       438.81      47.41        2.13         -25.44          -14.45
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   862.75        464.47       453.19      47.41        0.55         -88.77          -14.10
            ------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     349.43        229.94       228.81      25.70        1.04        -130.35           -5.71
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     765.98        383.50       382.48       NS           NS            NS              NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     815.74        425.36       424.22      47.41        2.07         -69.99          -13.33
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   836.30        451.52       440.80      47.41        0.53         -90.09          -13.87
            ------------------------------------------------------------------------------------------------------------------------
                Portland          20'     470.99        259.24       257.57      25.70        0.41         -61.22          -10.91
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     782.47        391.75       390.72       NS           NS            NS              NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     593.38        484.99       482.76      47.41        0.81        -101.39          -20.70
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   963.01        511.25       498.71      47.41        1.71         -73.77          -22.30
            ------------------------------------------------------------------------------------------------------------------------
                Sacramento        20'     421.24        236.11       234.77      25.70        1.07         -69.53          -6.88
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     858.18        424.85       423.32      47.41        2.06         -25.44          -14.02
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     884.47        438.21       436.61      47.41        2.13         -25.44          -14.45
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   882.75        464.47       453.19      47.41        0.55         -38.77          -14.10
            ------------------------------------------------------------------------------------------------------------------------
                Salt Lake City    20'     546.97        214.00       212.92      17.70        5.85          80.51          14.59
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     882.85        381.58       380.68      32.41       13.47          50.88          24.03
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     908.59        394.01       392.98      32.41       13.58          50.88          24.73
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   842.81        420.27       418.32      32.41      13.58                         -22.94
            ------------------------------------------------------------------------------------------------------------------------
               Seattle           20'     460.10        244.33       243.18      25.70        0.39          -53.08         -10.42
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     778.37        389.69       388.68       NS           NS             NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     782.21        455.17       463.98      47.41        0.77         -157.01         -18.11
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   922.93        481.43       469.93      47.41        1.61          -58.08         -21.37
            ------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE       BASE RATE      COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     882.85        381.58       380.68      32.41       13.17        50.38           24.03
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     908.59        394.01       392.98      32.41       13.58        50.38           24.73
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   842.81        420.27       418.32      32.41       13.59       -34.72           22.94
            ------------------------------------------------------------------------------------------------------------------------
                Seattle           20'     450.10        244.33       243.18      25.70        0.39       -53.08          -10.42
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     778.37        389.59       388.58       NS           NS          NS              NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     782.21        455.17       453.98      47.41        0.77      -157.01          -18.11
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   922.93        481.43       469.93      47.41        1.37       -58.08          -21.37
------------------------------------------------------------------------------------------------------------------------------------
Dallas          Los Angeles       20'     361.72        151.50       154.70      20.00       35.32         0.00            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     543.19        210.30       214.35      41.00       50.79        25.96            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     516.03        243.00       248.13      41.00       57.96        25.95            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  48'     543.16        246.00       251.20      41.00       58.61       -53.55            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  53'     575.35        250.50       266.00      41.00       51.30       -53.55            NS
------------------------------------------------------------------------------------------------------------------------------------
El Paso         Los Angeles       40'     506.12        209.50       213.92      33.00       49.70         0.00            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     506.12        209.50       213.32      33.00       49.70         0.00            NS
------------------------------------------------------------------------------------------------------------------------------------
Houston         Los Angeles       20'     360.51        151.50       154.70      19.00       35.41         0.00            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     518.01        226.00       230.77      39.00       53.99         1.75            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     598.89        262.00       267.53      39.00       61.91       -31.75            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  48'     620.99        257.00       252.43      39.00       60.81         1.75            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  53'     628.83        260.50       266.00      39.00       61.58         1.75            NS
------------------------------------------------------------------------------------------------------------------------------------
Kansas City     Lathrop           20'     479.00        479.00         NS         NS           NS           NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00         NS         NS           NS           NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                                  45'     765.00        765.00         NS         NS           NS           NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                                48'/53'   300.00        300.00         NS         NS           NS           NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     448.00        448.00         NS         NS           NS           NS             NS
            ------------------------------------------------------------------------------------------------------------------------
                                  40'     500.00        500.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     875.00        875.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   700.00        700.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                Modesto           20'     479.00        479.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     765.00        765.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   300.00        300.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     465.00        465.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     700.00        700.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     733.00        733.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   750.00        750.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                Portland          20'     425.00        425.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   950.00        950.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   998.00        998.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                Sacramento        20'     479.00        479.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     765.00        765.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   800.00        800.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                Seattle           20'     425.00        425.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     960.00        960.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     970.00        970.00         NS         NS           NS           NS             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1020.00       1020.00         NS         NS           NS           NS             NS
------------------------------------------------------------------------------------------------------------------------------------
Lathrop         Chicago         40'/45'   900.42        469.24       488.00       NS           NS        -36.82            NS
                (Canal St)
                (See Note)
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   882.40        469.24          458.32       NS           NS     -45.16            NS
           -------------------------------------------------------------------------------------------------------------------------
                Chicago         40'/45'   885.33        444.14          442.56      47.41       12.21      -.74          -17.75
                (Global 1)
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   875.46        444.14          433.66      47.41       14.95    -47.15          -17.54
           -------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     403.00        403.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     750.00        750.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.00        775.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                Memphis         40'/45'   797.32        388.04          386.59      45.00         NS     -11.71          -10.10
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   799.54        388.04          386.59      45.00         NS      -9.37          -10.12
           -------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     40'/45'   783.01        374.57          373.25      45.00         NS         NS          -2.91
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.84        374.57          365.79      45.00         NS         NS          -2.32
           -------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     442.00        442.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     800.00        800.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     825.00        825.00            NS         NS           NS         NS            NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   850.00        850.00            NS         NS           NS         NS            NS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE       BASE RATE      COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles      Chicago          20'    570.32         282.16          281.41       NS           NS        6.75             NS
           -------------------------------------------------------------------------------------------------------------------------
                (Canal St)
                (See Note)
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   756.52        397.29          396.23       NS           NS      -35.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   733.04        397.29          388.04       NS           NS      -52.29            NS
           -------------------------------------------------------------------------------------------------------------------------
                Chicago           20'     571.79        281.10          279.85      25.70        3.24      -6.65          -11.45
                (Global 1)
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   756.96        381.44          380.45      47.41        4.72     -41.92          -15.16
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   736.63        381.44          372.59      47.41        5.24     -55.29          -14.76
           -------------------------------------------------------------------------------------------------------------------------
                Dallas            20'     204.04        90.00           91.90       20.00        2.14       0.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     556.19        257.50          242.52      40.00        5.52      10.65            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     529.25        239.00          244.05      40.00        5.65       0.55            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     516.07        231.50          236.39      40.00        5.39       2.79            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     502.79        225.00          229.75      40.00        5.25       2.79            NS
           -------------------------------------------------------------------------------------------------------------------------
                Houston           20'     291.87        133.00          135.81      20.00        3.06       0.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     607.07        273.00          278.77      39.00        6.27      10.63            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     539.24        239.50          244.36      39.00        5.15      10.83            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     517.06        234.50          239.45      39.00        6.44      -2.33            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     553.33        252.50          257.13      39.00        6.33      -1.63            NS
           -------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     453.00        453.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     625.00        625.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     650.00        650.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   675.00        675.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Memphis           20'     260.99        108.00          110.28      24.00        3.71      15.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     493.10        233.50          238.43      47.00        7.96     -33.79            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     527.98        250.50          255.79      47.00        8.48     -33.79            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     595.60        268.50          274.17      47.00        9.04      -3.11            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     609.97        275.50          281.32      47.00        9.26      -3.11            NS
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles     New Orleans       20'     314.75        142.50          145.51      22.00        4.75       0.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     612.56        271.50          277.23      43.00        9.07      11.36            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     573.21        301.00          307.36      43.00        9.99      11.98            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     658.24        305.00          312.46      43.00       10.14     -15.36            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     585.44        271.50          277.23      43.00        9.07     -15.36            NS
           -------------------------------------------------------------------------------------------------------------------------
                New Orleans (X)   20'     353.78        163.00          166.44      19.00        5.34       0.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     563.57        254.50          259.87      39.00        8.48       1.72            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     542.03        244.00          249.15      39.00        8.16       1.72            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     514.66        232.00          236.90      39.00        7.79      -1.03            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     508.50        229.00          233.64      39.00        7.89      -1.03            NS
           -------------------------------------------------------------------------------------------------------------------------
                Oakland         40'/45'   329.44        163.00          166.44       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Portland        40'/45'   549.74        272.00          277.74       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     679.10        338.00          345.10       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                San Antonio       20'     276.58        127.00          129.68      17.00        2.90       0.00            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     524.21        240.00          245.07      35.00        5.52      -1.38            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     506.85        237.50          236.39      35.00        5.34      -1.38            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     583.76        263.50          265.04      39.00        6.02      10.20            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     535.79        240.00          245.07      35.00        5.52      10.20            NS
           -------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     516.00        516.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     700.00        700.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     725.00        725.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   750.00        750.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
Memphis         Lathrop           20'     537.25        261.09          259.46      23.00         NS        NS            -6.30
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     946.48        457.55          455.91      45.00         NS        NS           -11.98
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     984.74        478.95          473.26      45.00         NS        NS            -12.47
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   989.17        484.15          472.54      45.00         NS        NS            -12.52
           -------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     316.21        138.50          141.42      23.00       19.06      -5.77            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     703.18        310.00          316.55      46.00       42.32     -11.59            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     744.00        329.00          335.85      46.00       44.74     -11.59            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     747.37        326.00          332.38      46.00       44.25      -1.26            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     717.90        312.00          318.59      46.00       42.57      -1.26            NS
           -------------------------------------------------------------------------------------------------------------------------
                Modesto           20'     537.25        261.09          258.66      23.00         NS        NS            -5.50
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     946.88        457.57          456.31      45.00         NS        NS            -11.98
------------------------------------------------------------------------------------------------------------------------------------

                                        3

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE        BASE RATE     COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     984.74        476.95          475.26     45.00         NS        NS            -12.47
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   989.17        484.15          472.54      45.00         NS        NS            -12.52
           -------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     630.70        308.37          307.31      23.00         NS        NS            -7.98
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     945.53        456.80          455.70      45.00         NS        NS            -11.97
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     989.22        479.00          477.74      45.00         NS        NS            -12.52
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   984.31        481.58          470.19      45.00         NS        NS            -12.46
           -------------------------------------------------------------------------------------------------------------------------
                Portland          20'     550.00        550.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     950.00        950.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'    1080.88        532.99          530.61      45.00         NS        NS            -27.72
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1070.60        532.99          520.06      45.00         NS        NS            -27.45
           -------------------------------------------------------------------------------------------------------------------------
                Sacramento        20'     537.25        261.09          259.96      23.00         NS        NS            -6.80
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     946.48        457.55          455.91      45.00         NS        NS            -11.98
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     984.76        476.95          475.28      45.00         NS        NS            -12.47
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   989.17        484.15          472.54      45.00         NS        NS            -12.52
           -------------------------------------------------------------------------------------------------------------------------
                Seattle           20'     650.00        650.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     850.00        850.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'    1081.80        532.97          531.57      45.00         NS        NS            -27.74
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1070.91        532.98          520.39      45.00         NS        NS            -27.46
------------------------------------------------------------------------------------------------------------------------------------
 Memphis (X)    Lathrop           20'     538.88        243.52          242.53      22.00       12.98      23.67          -6.82
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     860.43        451.89          450.29      45.00       24.88     -100.74         -10.89
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     900.73        471.81          470.13      45.00       25.93     -100.74         -11.40
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   968.33        487.78          476.04      45.00       38.56     -67.76          -12.25
           -------------------------------------------------------------------------------------------------------------------------
                Modesto           20'     538.88        243.52          242.53      23.00       11.98      23.67          -6.82
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     860.43        451.89          450.29      45.00       24.88     -100.74         -10.89
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     900.73        471.31          470.13      45.00       25.93     -100.74         -11.40
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   968.33        457.75          476.04      45.00       38.56     -67.76          -12.26
           -------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     506.61        237.46          236.57      23.00       11.56      3.34           -6.41
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     869.35        438.85          433.70      45.00       24.11     -61.32          -11.00
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     914.08        458.96          457.74      45.00       25.27     -61.32          -11.57
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   924.05        474.90          463.55      45.00       38.54     -86.24          -11.70
           -------------------------------------------------------------------------------------------------------------------------
                Portland          20'     566.81        266.75          265.33      23.00       19.76       6.50          -14.53
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     990.00        990.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     970.70        518.58          516.25      45.00       39.51     -123.75         -24.89
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1109.59        534.53          521.55      45.00       87.24      -50.73         -28.45
           -------------------------------------------------------------------------------------------------------------------------
                Sacramento        20'     535.88        243.82          242.53      23.00       12.98       20.37          -6.82
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     869.93        461.89          450.29      45.00       24.38     -100.74         -10.89
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     900.73        471.81          470.13      45.00       25.93     -100.74         -11.40
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   968.33        487.75          476.04      45.00       39.56      -67.75         -12.26
           -------------------------------------------------------------------------------------------------------------------------
                Seattle           20'     512.01        251.34          250.94      23.00       18.58      -18.71         -13.14
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     973.00        973.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     952.26        488.77          487.47      45.00       37.37      -81.93         -24.42
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1116.22        504.71          492.77      45.00       82.93       19.43         -28.62
------------------------------------------------------------------------------------------------------------------------------------
   Modesto      Chicago         40'/45'   821.39        429.66          428.55       NS           NS       -36.82            NS
                (Canal St)
                (See Note)
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   804.19        329.66          419.69       NS           NS      -45.16            NS
           -------------------------------------------------------------------------------------------------------------------------
                Chicago         40'/45'   812.41        407.14          405.54      47.41       11.24     -42.74          -16.28
                (Global 1)
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   802.59        407.14          397.51      47.41       13.77     -47.16          -16.08
           -------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     403.00        403.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     750.00        750.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.00        775.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
               Memphis          40'/45'   797.82        388.04          388.59      45.00         NS      -11.71          -10.10
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   791.53        388.04          378.85      46.00         NS      -10.24          -10.32
            ------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     40'/45'   783.01        374.67          373.25      45.00         NS        NS             -9.91
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.64        374.67          365.79      45.00         NS        NS             -9.82
           -------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     442.00        442.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     800.00        800.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     825.00        825.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   850.00        850.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
 New Orleans     Los Angeles      20'     438.01        193.00          197.08      22.00       25.93      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE        BASE RATE     COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     640.73        307.50          313.99      44.00       41.88     -66.64            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     867.37        413.00          421.72      44.00       55.29     -66.64            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     859.65        384.50          392.52      44.00       51.57     -12.94            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     733.10        325.50          332.37      44.00       44.17     -12.94            NS
------------------------------------------------------------------------------------------------------------------------------------
New Orleans     Los Angeles       20'     437.87        192.00          196.05      20.00       25.68      4.14             NS
(X)
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     756.28        340.00          347.18      35.00       45.70      -5.50            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     726.58        322.50          329.31      39.00       43.47      -5.50            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     703.17        313.50          320.12      39.00       42.32     -11.77            NS
           -------------------------------------------------------------------------------------------------------------------------
                                  53'     652.69        290.00          296.12      39.00       39.34     -11.77            NS
------------------------------------------------------------------------------------------------------------------------------------
Oakland         Chicago           20'     457.73        227.17          226.56       NS           NS       4.00             NS
                (Canal St)
                See Note
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   857.22        427.51          426.48       NS           NS       3.23             NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   795.40        428.12          418.16       NS           NS      -50.88            NS
           -------------------------------------------------------------------------------------------------------------------------
                Chicago           20'     448.10        224.05          222.96      25.70        5.77     -21.40          -8.98
                (Global 1)
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   837.16        404.05          402.99      47.41       11.17     -11.69          -16.77
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   786.16        404.05          394.66      47.41       13.67     -57.88          -15.75
           -------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     447.00        447.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     675.00        675.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     700.00        700.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   700.00        700.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Los Angeles     40'/45'   329.44        163.00          166.44       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Memphis         40'45'    806.85        387.52          386.48      45.00         NS       -1.94          -10.21
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   787.76        387.52          378.49      45.00         NS      -13.28          -9.97
           -------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     40'45'    783.44        374.67          373.69      45.00         NS        NS            -9.92
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.81        374.67          365.96      45.00         NS        NS            -9.82
           -------------------------------------------------------------------------------------------------------------------------
                Portland        40'/45'   388.05        192.00          196.05       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     529.53        262.00          267.53       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     496.00        496.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     750.00        750.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     775.00        775.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   800.00        800.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
Portland        Chicago           20'     461.95        231.28          230.67       NS           NS       0.00             NS
                (Canal St)
                (See Note)
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   783.37        436.36          435.72       NS           NS      -88.71            NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   765.30        436.36          425.71       NS           NS      -96.77            NS
           -------------------------------------------------------------------------------------------------------------------------
                Chicago           20'     446.96        222.51          221.41      25.70        7.67     -24.40          -5.93
                (Global 1)
           -------------------------------------------------------------------------------------------------------------------------
                                40'/45'   778.55        405.09          404.02      47.41       14.99     -82.63          -10.33
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   758.11        405.09          395.68      47.41        9.78     -89.77          -10.08
           -------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     505.00        505.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     577.00        577.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     305.00        305.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   961.00        961.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Los Angeles     40'/45'   549.74        272.00          277.74       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     734.10        386.00          348.10       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Memphis         40'/45'   908.71        441.49          440.34      45.00         NS      -29.34          11.22
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   928.31        467.19          456.33      45.00         NS      -51.67          11.46
           -------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     407.45    938.42        441.49          440.34      45.00         NS        NS            11.59
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   980.63        467.19          456.33      45.00         NS        NS            12.11
           -------------------------------------------------------------------------------------------------------------------------
                Oakland         40'/45'   388.05        192.00          196.05       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  48'     529.53        262.00          267.53       NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     544.00        544.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     386.00        386.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'    1012.00       1012.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/50'   350.00        350.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
Sacramento      Chicago         40'45'    821.39        429.66          428.55       NS           NS      -36.82            NS
                (Canal St)
                (See Note)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE        BASE RATE     COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   804.19        429.66          419.69       NS           NS      -45.16            NS
------------------------------------------------------------------------------------------------------------------------------------
                Chicago         40'/45'   812.41        407.14          405.64      47.41       11.24     -42.74         -16.28
                (Global 1)
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   802.59        407.14          397.51      47.41       13.77     -47.16         -16.08
------------------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     403.00        403.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     725.00        725.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     750.00        750.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.00        775.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Memphis         40'/45'   797.82        388.04          386.59      45.00         NS      -11.71          -10.10
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   791.63        388.04          378.85      45.00         NS      -10.24          -10.02
------------------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     40'/45'   783.01        374.67          373.25      46.00         NS        NS            -9.91
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   775.64        374.67          366.79      45.00         NS        NS            -9.82
------------------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     442.00        442.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     800.00        800.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     825.00        825.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   850.00        850.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City  Chicago         40'/45'   500.00        500.00            NS         NS           NS        NS              NS
                (Canal St)
                (See Note)
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   500.00        500.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Chicago         40'/45'   500.00        500.00            NS         NS           NS        NS              NS
                (Global 1)
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   500.00        500.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Lathrop           20'     317.53        154.19          153.34      10.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     400.00        180.25          179.53      17.00         NS       23.22            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     409.35        185.02          184.11      17.00         NS       23.22            NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   429.46        203.02          201.53      17.00         NS       7.91             NS
------------------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     317.72        154.19          153.53      10.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     379.45        179.94          179.44      17.00         NS       3.07             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     391.69        186.05          185.57      17.00         NS       3.07             NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   448.51        201.99          200.95      17.00         NS       28.57            NS
------------------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     317.72        154.19          153.53      10.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     383.44        179.94          179.44      17.00         NS       7.06             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     393.62        185.02          184.54      17.00         NS       7.06             NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   431.30        202.50          201.44      17.00         NS       10.36            NS
------------------------------------------------------------------------------------------------------------------------------------
                Portland          20'     210.63        94.57           94.06       22.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     334.22        146.48          146.09      41.00         NS       0.65             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     389.35        174.23          173.77      41.00         NS       0.35             NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   420.32        190.17          189.15      41.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                Seattle           20'     240.36        108.96          108.40      23.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     371.74        195.82          195.31      43.00         NS       62.39            NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     363.03        201.47          200.95      43.00         NS      -82.39            NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   476.74        217.41          216.33      43.00         NS       0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
San Antonio     Los Angeles       20'     331.49        139.00          141.94      18.00       32.55      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     552.04        228.50          233.33      36.00       54.21      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     456.79        186.00          189.93      36.00       44.86      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  48'     453.43        184.50          188.40      36.00       44.53      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
                                  53'     568.84        236.00          240.98      36.00       55.86      0.00             NS
------------------------------------------------------------------------------------------------------------------------------------
Seattle         Chicago           20'     347.67        225.63          225.04       NS           NS      -103.00           NS
                (Canal St)
                (See Note)
------------------------------------------------------------------------------------------------------------------------------------
                                40'/45'   767.32        431.72          430.59       NS           NS      -94.99            NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   809.13        431.72          421.68       NS           NS      -44.27            NS
------------------------------------------------------------------------------------------------------------------------------------
                Chicago           20'     336.02        217.89          216.78      25.70        7.51     -127.40         -4.46
                (Global 1)
------------------------------------------------------------------------------------------------------------------------------------
                                40'/45'   751.10        440.45          399.40      47.41       14.83     -20.91          -10.09
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   793.89        400.46          391.14      47.41        9.68     -44.27          -10.53
------------------------------------------------------------------------------------------------------------------------------------
                Kansas City       20'     505.00        505.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     868.00        868.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     894.00        894.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC RATES
------------------------------------------------------------------------------------------------------------------------------------
                    Contract Reference:                             Sec. 16.B     Sec.      Sec. 15E         Sec. 16.D      Sec.16.F
                                                                                  10.A
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED       ADJUSTED                             DOMESTIC       AVERAGE
                                          TOTAL      PORTION BASE   PORTION       CAR      UTILIZATION    MARKET         DAILY
 ORIGIN         DESTINATION      SIZE     RATE          RATE        BASE RATE     COST     ADJUSTMENT   ADJUSTMENT       TENDER
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   938.00        938.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Memphis         40'/45' 1,136.19        467.19          465.97      45.00         NS      144.00          14.03
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   980.62        487.19          456.33      45.00         NS      -19.76          11.86
------------------------------------------------------------------------------------------------------------------------------------
                Memphis (X)     40'/45'   972.71        458.45          457.25      45.00         NS        NS            12.01
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   963.13        458.45          447.79      45.00         NS        NS            11.89
------------------------------------------------------------------------------------------------------------------------------------
                St. Louis         20'     544.00        544.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     948.00        948.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     974.00        974.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53' 1,036.00      1,036.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
  St. Louis     Lathrop           20'     510.00        510.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     760.00        760.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  45'     800.00        800.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                48'/53'   950.00        950.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                Los Angeles       20'     403.00        403.00            NS         NS           NS        NS              NS
           -------------------------------------------------------------------------------------------------------------------------
                                  40'     700.00        700.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     733.00        733.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   300.00        300.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Modesto           20'     510.00        510.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     760.00        760.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     800.00        800.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   950.00        950.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Oakland           20'     497.00        497.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     780.00        780.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     500.00        500.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   900.00        900.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Portland          40'   1,000.00      1,000.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     998.00        998.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53' 1,005.00      1,005.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Sacramento        20'     510.00        510.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  40'     780.00        780.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'     800.00        800.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'   950.00        950.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                Seattle           40'    1010.00       1010.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                  45'    1020.00       1020.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------
                                48'/53'  1070.00       1070.00            NS         NS           NS        NS              NS
------------------------------------------------------------------------------------------------------------------------------------

NS When reference is made here, the cost or rate component is not subject to adjustment.
(X)- Denotes proportionate rate. Rate applies only on traffic interchanged to or from a connecting rail carrier.
Note: Chicago (Canal St) - Rates are exempt from Car Cost, Utilization and
      Average Daily Tender adjustment. At no time will Canal St rates be less than the current effective Global 1 rate. Should cost adjustments produce a lower Canal St rate APL will pay the current Global 1 rate.

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN      DESTINATION             SIZE          TOTAL          FIXED         ADJUSTED       CAR COST
                                                         RATE         PORTION         PORTION
-------------------------------------------------------------------------------------------------------------
Chicago (Canal      Denver                    20'       280.00          140.00         140.00
St.)
(See Note)
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'   =   341.84          171.14         170.70
-------------------------------------------------------------------------------------------------------------
                                           40/45'       473.24          236.95         236.31
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'       341.84          171.14         170.70
-------------------------------------------------------------------------------------------------------------
                                           40/45'       473.24          236.95         236.31
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/46'   =   367.50          184.00         183.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Salt Lake City            20'       300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'       300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       367.50          184.00         183.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'       300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
Chicago (Doiton)    Houston                   20'       130.13           53.50          64.63          22.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       260.26          107.00         109.26          44.00
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'   =    96.00           48.00          48.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   162.00           81.00          81.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   162.00           81.00          81.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =   114.00           57.00          57.00
---------------------------------------------------- --------------------------------------------------------
                                           40/45'   =   198.00           99.00          99.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   198.00           99.00          99.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'   =    90.00           45.00          45.00
-------------------------------------------------------------------------------------------------------------
                                           45/50'   =   151.00           75.50          75.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   151.00           75.50          75.50
-------------------------------------------------------------------------------------------------------------
Chicago (Global 1)  Denver                    20'   =   240.00          120.00         120.00
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   235.00          117.50         117.50
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'       341.71          171.08         170.63
-------------------------------------------------------------------------------------------------------------
                                           40/45'       472.20          236.40         235.30
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       315.92          158.17         157.75
-------------------------------------------------------------------------------------------------------------
                                           40/45'       420.87          210.81         210.06
-------------------------------------------------------------------------------------------------------------
                                           48/53'  =    302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'       341.71          171.08         170.63
-------------------------------------------------------------------------------------------------------------
                                           40/45'       472.20          236.40         235.80
-------------------------------------------------------------------------------------------------------------
                                           48/53'  =    302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'       315.92          158.17         157.75
-------------------------------------------------------------------------------------------------------------
                                           40/45'       368.08          184.29         183.79
-------------------------------------------------------------------------------------------------------------
                                           48/53'  =    302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Salt Lake City            20'       316.02          158.22         157.80
-------------------------------------------------------------------------------------------------------------
                                           40/45'       424.97          212.76         212.21
-------------------------------------------------------------------------------------------------------------
                                           48/53'  =    302.29          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'       315.92          158.17         157.75
-------------------------------------------------------------------------------------------------------------
                                           40/45'       368.08          184.29         183.79
-------------------------------------------------------------------------------------------------------------
                                           48/53'  =    302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
Dallas              Portland                  20'  =    600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'  =    825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'  =    600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'  =    825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Chicago  (Dolton)      48/53'       243.54          120.50         123.04
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'        34.27           13.00          13.27           8.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        57.55           25.00          26.55          15.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       208.82           38.00          87.82          35.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       417.63          172.00         175.63          70.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'        56.50           23.50          24.00           9.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       112.99           47.00          47.99          18.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN        DESTINATION             SIZE       TOTAL            FIXED        ADJUSTED        CAR COST
                                                        RATE           PORTION       PORTION
-------------------------------------------------------------------------------------------------------------
Dallas              New Orleans               20'        74.64           30.60          31.14          13.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       149.29           61.00          52.29          26.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       161.40           66.50          67.90          27.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       322.31          133.00         135.31          54.00
-------------------------------------------------------------------------------------------------------------
                    San Antonio               20'        40.34           16.00          16.34           3.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        81.68           32.00          32.68          17.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'        88.77           36.50          37.27          15.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       177.54           73.00          74.54          30.00
-------------------------------------------------------------------------------------------------------------
Denver              Los Angeles               20'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =   260.00          130.00         130.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   260.00          130.00         130.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   260.00          130.00         130.00
-------------------------------------------------------------------------------------------------------------
                    Salt Lake City            20'   =   106.00           53.00          53.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   181.00           90.50          90.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   181.30           90.50          90.50
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   229.00          114.50         114.50
-------------------------------------------------------------------------------------------------------------
El Paso             Houston                   20'        93.83           39.50          40.33          14.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       186.57           79.00          80.57          27.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'        97.88           40.50          41.38          16.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'        94.71           31.00          32.71          31.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'       135.20           57.00          58.20          20.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       274.41          114.00         116.41          41.00
-------------------------------------------------------------------------------------------------------------
Houston             Chicago, Dolton        48/53'       260.72          129.00         131.72
-------------------------------------------------------------------------------------------------------------
                    Dallas                    20'        34.27           18.00          13.27           3.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        68.55           26.00          26.55          16.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       194.89           87.00          81.89          33.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       289.38          180.00         183.38          26.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'        65.37           27.00          27.57          11.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       131.14           54.00          55.14          22.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'        43.37           17.50          17.87           8.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        87.74           35.00          35.74          17.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       147.28           50.50          61.78          25.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       294.56          121.00         123.56          50.00
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.10          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    San Antonio               20'        28.21           10.00          10.21           8.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        56.42           20.00          20.42          16.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    St Louis               96.84'        40.00           40.84          16.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       193.69           80.00          81.69          32.00
-------------------------------------------------------------------------------------------------------------
Kansas City         Chicago (Dolton)          20'   =    96.00           48.00          48.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   162.00           81.00          81.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   162.00           81.00          81.00
-------------------------------------------------------------------------------------------------------------
                    Chicago, (Global 1)       20'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   235.00          117.50         117.50
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'   =    65.00           32.50          32.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    65.00           32.50          32.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    65.00           32.50          32.50
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'       341.34          171.14         170.20
-------------------------------------------------------------------------------------------------------------
                                           40/45'       473.24          236.93         236.31
-------------------------------------------------------------------------------------------------------------
                                           48/53'       300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       308.04          154.23         153.81
-------------------------------------------------------------------------------------------------------------
                                           40/45'       410.73          205.64         205.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                   Sec. 10.A
-------------------------------------------------------------------------------------------------------------
    ORIGIN         DESTINATION             SIZE       TOTAL            FIXED          ADJUSTED       CAR COST
                                                       RATE           PORTION         PORTION
-------------------------------------------------------------------------------------------------------------
Kansas City         Memphis                   20'   =    78.00           39.00          39.00
-------------------------------------------------------------------------------------------------------------
                                          4/0/45'   =   126.00           63.00          63.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   126.00           63.00          63.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =    73.00           36.50          36.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   116.00           58.00          58.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   116.00           58.00          58.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'   =   143.00           71.50          71.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   256.00          128.00         128.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   256.00          128.00         128.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'       341.84          171.14         170.70
-------------------------------------------------------------------------------------------------------------
                                           40/45'       473.24          236.93         236.31
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       161.40           66.50          67.90          27.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       322.81          133.00         135.81          54.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'       292.57          146.48         146.09
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'   =    68.00           34.00          34.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   107.00           53.50          53.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   107.00           53.50          53.50
-------------------------------------------------------------------------------------------------------------
                    St. Louis (X)          48/53'   =   177.00           88.50          88.50
-------------------------------------------------------------------------------------------------------------
Lathrop             Chicago (Canal St)        20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Chicago (Global 1)        20'       280.95          140.67         140.28
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.60          158.51         158.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       277.16          138.77         138.39
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Lathrop (X)               20'   =    57.00           28.50          28.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    52.00           26.00          26.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    52.00           26.00          26.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles            48/53'   =   310.00          155.00         155.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =    62.00           31.00          31.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    62.00           31.00          31.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    62.00           31.00          31.00
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   185.00           92.50          92.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   190.00           95.00          95.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       311.05          155.73         155.32
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
Lewiston, ID        Portland                  20'   =   150.00           75.00          75.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'       200.00          100.00         100.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   170.00           85.00          85.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   225.00          112.50         112.50
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN           DESTINATION        SIZE        TOTAL             FIXED         ADJUSTED       CAR COST
                                                      RATE             PORTION        PORTION
-------------------------------------------------------------------------------------------------------------
Los Angeles         Chicago (Canal St)        20'       317.21          158.81         158.40
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'       317.21          158.81         158.40
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   299.00          149.50         149.50
-------------------------------------------------------------------------------------------------------------
                    Chicago (Global 1)        20'       273.78          137.07         136.71
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.60          158.51         158.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Dallas                    20'       208.82           88.00          37.82          35.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       417.63          172.00         175.63          70.00
-------------------------------------------------------------------------------------------------------------
                    El Paso                   20'        98.86           40.50          41.36          17.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       197.71           81.00          82.71          34.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'       194.59           80.00          81.59          33.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       389.38          160.00         163.38          66.00
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles (X)           20'   =    65.00           32.50          32.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    60.00           30.00          30.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    60.00           30.00          30.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'       280.26          107.00         109.26          44.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       520.52          214.00         218.52          88.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'       237.06           97.50          99.56          40.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       474.12          195.00         199.12          80.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =   178.00           89.00          89.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Omaha                  40/45'   =   425.00          212.50         212.50
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Salt Lake City         40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    San Antonio               20'       170.48           70.00          71.48          29.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       340.96          140.00         142.96          58.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
  Memphis           Dallas                    20'        58.50           23.50          24.00           9.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       112.99           47.00          47.99          18.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'        66.57           27.00          27.57          12.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       133.14           54.00          55.14          24.00
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'   =   160.00           80.00          80.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   180.00           90.00          90.00
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'   =   325.00          162.50         162.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   450.00          225.00         225.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       260.25          107.00         109.25          44.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       520.52          214.00         215.52          88.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'        97.34           40.00          40.34          17.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       196.69           80.00          81.69          35.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =   325.00          162.00         162.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   450.00          225.00         225.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       212.85           87.50          89.35          36.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       425.70          175.00         178.70          72.00
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   350.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
                                           48/53    =   300.00          150.00         150.00

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN            DESTINATION        SIZE       TOTAL     FIXED PORTION     ADJUSTED       CAR COST
                                                      RATE                         PORTION
-------------------------------------------------------------------------------------------------------------
Memphis             Seattle                   20'   =   300.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   350.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    30.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'        47.41           19.50          19.91           8.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'        94.82           39.00          39.82          16.00
-------------------------------------------------------------------------------------------------------------
Memphis (X)         Kansas City            40/45'   =   115.00           58.00          58.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   125.00           62.50          62.50
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =    36.00           17.50          17.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    36.00           17.50          17.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    36.00           17.50          17.50
-------------------------------------------------------------------------------------------------------------
New Orleans         Dallas                    20'        77.64           30.50          31.14          16.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       155.29            61.0          62.29          32.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'        43.37           17.50          17.87           8.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'        87.74           35.00          35.74          17.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       237.06           97.50          99.56          40.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       474.12          196.00         198.12          80.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       189.85           78.00          79.85          32.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       379.29          156.00         159.29          64.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       129.12           53.00          54.12          22.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       258.24          106.00         108.24          44.00
-------------------------------------------------------------------------------------------------------------
Oakland             Chicago (Canal St.)       20'       317.21          158.81         158.40
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'       316.60          158.51         158.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Chicago (Global 1)        20'       280.95          140.67         140.28
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.60          158.51         158.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       277.16          138.77         138.39
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.15          158.30         157.85
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'   =     0.00            0.00           0.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =     0.00            0.00           0.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =     0.00            0.00           0.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       188.87           94.57          94.30
-------------------------------------------------------------------------------------------------------------
                                           40/45'       311.05          155.73         155.32
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Oakland (X)               20'   =    75.00           37.50          37.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    75.00           37.50          37.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    75.00           37.50          37.50
-------------------------------------------------------------------------------------------------------------
                    Omaha                  40/45'   =   425.00          212.50         212.50
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   185.00           92.50          92.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   190.00           95.00          95.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                   St. Louis                  20'       311.05          155.73         155.32
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN            DESTINATION        SIZE       TOTAL     FIXED PORTION     ADJUSTED       CAR COST
                                                      RATE                         PORTION
-------------------------------------------------------------------------------------------------------------
Omaha               Kansas City               20'   =   157.00           78.50          78.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   157.00           78.50          78.50
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'   =   275.00          137.50         137.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   350.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =   275.00          137.50         137.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   350.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   275.00          137.50         137.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   350.00          175.00         175.00
-------------------------------------------------------------------------------------------------------------
Phoenix             Dallas                    20'       161.40           66.50          67.90          27.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       322.81          133.00         135.81          54.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'       147.28           60.50          61.78          25.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       294.56          121.00         123.56          50.00
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       161.40           66.50          67.90          27.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       322.81          133.00         135.81          54.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'       212.85           87.50          89.35          36.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       425.70          175.00         178.70          72.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'       189.85           78.00          79.85          32.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       379.29          156.00         159.29          64.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       195.70           80.50          82.20          33.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       391.40          161.00         164.40          66.00
-------------------------------------------------------------------------------------------------------------
Portland            Chicago (Canal St.)       20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Chicago (Global 1)        20'       290.21          145.29         144.92
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.60          158.51         157.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Dallas                    20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Lewiston, ID              20'   =   150.00           75.00          75.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   200.00          100.00         100.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Oakland (X)               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Omaha                  40/45'   =   425.00          212.50         212.50
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   101.00           50.50          50.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   150.00           75.00          75.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   150.00           75.00          75.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN            DESTINATION        SIZE       TOTAL     FIXED PORTION     ADJUSTED       CAR COST
                                                      RATE                         PORTION
--------------------------------------------------------------------------------------------------------------
Portland            Portland               40/45'   =    35.00           17.50          17.50
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =    95.00           47.50          47.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   138.00           69.00          69.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   138.00           69.00          69.00
-------------------------------------------------------------------------------------------------------------
Roseville           Portland                  20'       269.82          133.50         136.32
-------------------------------------------------------------------------------------------------------------
                                           40/53'       331.46          164.00         167.46
-------------------------------------------------------------------------------------------------------------
                                           48/53'       430.50          213.00         217.50
-------------------------------------------------------------------------------------------------------------
Salt Lake City      Chicago (Canal St)        20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Chicago (Global 1)        20'   =   296.62          148.31         148.31
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   302.33          151.17         151.16
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Denver                    20'   =      106           53.00          53.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   181.00           90.50          90.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   181.00           90.50          90.50
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'   =   154.00           77.00          77.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   278.00          139.00         139.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   278.00          139.00         139.00
-------------------------------------------------------------------------------------------------------------
                    Lathrop                   20'   =    98.00           49.00          49.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'   =    98.00           49.00          49.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =    98.00           49.00          49.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   165.00           82.50          82.50
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =   133.00           66.50          66.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   237.00          118.50         118.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   237.00          118.50         118.50
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'   =   146.00           73.00          73.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   266.00          133.00         133.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   266.00          133.00         133.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'   =   189.00           94.50          94.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
San Antonio         Dallas                    20'        41.34           16.00          16.34           9.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'        81.68           32.00          32.68          17.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'        28.21           10.00          10.21           8.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'        56.42           20.00          20.42          16.00
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'       170.48           70.00          71.48          29.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       340.96          140.00         142.96          68.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'        70.58           27.50          28.08          15.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'       141.16           55.00          56.16          30.00
-------------------------------------------------------------------------------------------------------------
Seattle             Chicago (Canal St)        20'       316.16          158.30         157.86
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'       316.16          158.00         157.36
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                   Chicago (Global 1)         20'       309.72          155.86         154.86
-------------------------------------------------------------------------------------------------------------
                                           40/45'       315.56          157.99         157.57
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   302.39          151.20         151.19
-------------------------------------------------------------------------------------------------------------
                    Dallas                    20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'   =   600.00          300.00         300.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   825.00          412.50         412.50
-------------------------------------------------------------------------------------------------------------
                    Kansas City               20'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           40/45'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                       Sec. 16.B                  Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN            DESTINATION        SIZE       TOTAL     FIXED PORTION     ADJUSTED       CAR COST
                                                      RATE                         PORTION
-------------------------------------------------------------------------------------------------------------
Seattle             Lathrop                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Lewiston, ID              20'   =   170.00           85.00          85.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   225.00          112.50         112.50
-------------------------------------------------------------------------------------------------------------
                    Los Angeles               20'   =   238.00          119.00         119.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Oakland                   20'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Omaha                  40/45'   =   425.00          212.50         212.50
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'   =    89.00           44.50          44.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   142.00           71.00          71.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   142.00           71.00          71.00
-------------------------------------------------------------------------------------------------------------
                    Portland (X)              20'   =    95.00           47.50          47.50
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   138.00           69.00          69.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   138.00           69.00          69.00
-------------------------------------------------------------------------------------------------------------
                    St. Louis                 20'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           40/45'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
St. Louis           Chicago (Canal St)        20'   =    98.00           49.00          49.00
-------------------------------------------------------------------------------------------------------------
                    (See Note)             40/45'   =   166.00           83.00          83.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   166.00           83.00          83.00
-------------------------------------------------------------------------------------------------------------
                    Dallas                    20'        88.77           36.50          37.27          16.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'       177.54           73.00          74.54          30.00
-------------------------------------------------------------------------------------------------------------
                    Houston                   20'        96.84           40.00          40.84          16.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       193.69           80.00          81.69          32.00
-------------------------------------------------------------------------------------------------------------
                   Kansas City                20'   =    68.00           34.00          34.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   107.00           53.50          53.50
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   107.00           53.50          53.50
-------------------------------------------------------------------------------------------------------------
                   Lathrop                    20'       340.82          170.63         170.19
-------------------------------------------------------------------------------------------------------------
                                           40/45'       472.23          236.42         235.81
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                   Los Angeles                20'       308.04          154.23         153.81
-------------------------------------------------------------------------------------------------------------
                                           40/45'       410.73          205.64         205.09
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   400.00          200.00         200.00
-------------------------------------------------------------------------------------------------------------
                    Memphis                   20'   =    80.00           40.00          40.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'        94.82           39.00          39.82          16.00
-------------------------------------------------------------------------------------------------------------
                    Memphis (X)               20'   =    70.00           35.00          35.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =   108.00           54.00          54.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   108.00           54.00          54.00
-------------------------------------------------------------------------------------------------------------
                    New Orleans               20'       129.12           53.00          54.12          22.00
-------------------------------------------------------------------------------------------------------------
                                           40/53'       258.24          106.00         108.24          44.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                EMPTY RATES
-------------------------------------------------------------------------------------------------------------
                                    Contract Reference  FIXED AND ADJUSTED RATE COMPONENTS
-------------------------------------------------------------------------------------------------------------
                                                        Sec. 16. B                 Sec. 10.A
-------------------------------------------------------------------------------------------------------------
      ORIGIN            DESTINATION        SIZE       TOTAL     FIXED PORTION     ADJUSTED       CAR COST
                                                      RATE                         PORTION
-------------------------------------------------------------------------------------------------------------
St. Louis           Oakland                   20'       340.82          170.63         170.19
-------------------------------------------------------------------------------------------------------------
                                          40/45''       472.23          236.42         235.81
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Phoenix                   20'       195.70           80.50          82.20          33.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'       391.40          161.00         164.40          66.00
-------------------------------------------------------------------------------------------------------------
                    Portland                  20'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           40/45'       366.47          183.48         182.99
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
                    Seattle                   20'       315.14          157.78         157.36
-------------------------------------------------------------------------------------------------------------
                                           40/45'       366.47          183.48         182.99
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =   300.00          150.00         150.00
-------------------------------------------------------------------------------------------------------------
St. Louis (X)       St. Louis                 20'   =    38.00           19.00          19.00
-------------------------------------------------------------------------------------------------------------
                                           40/45'   =    38.00           19.00          19.00
-------------------------------------------------------------------------------------------------------------
                                           48/53'   =    38.00           19.00          19.00
-------------------------------------------------------------------------------------------------------------

=     Where reference is made hereto rates are not subject to the provisions of
      Section 15, Cost adjustment until August 1, 1999.

x Denotes proportionate rate. Rate applies only on traffic interchanged to or from a connecting rail carrier.

Note: Chicago (Canal St.) - At no time will Canal St. rates be less than the current effective Global 1 rate. Should cost adjustments produce a lower Canal St. rate APL will pay the current Global 1 rate.

                                                                       EXHIBIT D

                          APL Volume Commitment in the
                 Lanes Identified in Section A.1 of Appendix 7.

          Section A.1 of Appendix 7 identifies lanes where UP has a service commitment and APL has a volume commitment as specified in Section A of Appendix
8. Listed below are the specific origin and destination states covered by each lane in this Agreement. APL may not use another gateway as a means to avoid the commitment between the points listed below. Also, if by mutual agreement, the interchange point for the contracted business outlined below changes, then the commitment will apply to the new service lane.

1.   Lanes 1 through 6

          Between the states of California, Washington and Oregon and:

                           Connecticut               New Hampshire
                           Delaware                  New Jersey
                           District of Columbia      New York
                           Illinois                  Ohio
                           Indiana                   Pennsylvania
                           Iowa                      Rhode Island
                           Kentucky                  Vermont
                           Maine                     Virginia
                           Maryland                  West Virginia
                           Massachusetts             Wisconsin
                           Michigan

2.   Lanes 7 and 8

          Between Mexico and all states north and east of a line consisting and including of the following states:

                           Iowa
                           Kentucky
                           Minnesota
                           Missouri
                           Virginia

                                 Ex. D - Page 1

3.   Lanes 9 through 14

          Between Southern California and the following states:

                           Alabama                   North Carolina
                           Arkansas                  South Carolina
                           Florida                   Tennessee
                           Georgia                   Texas
                           Louisiana                 Virginia
                           Mississippi

                                 Ex. D - Page 2

                                                                       EXHIBIT F
                                                                       ---------

                                  TPI ACCOUNTS

1. Authorized TPI Customers which APL may ship on the Union Pacific under the terms outlined in Appendix 12.C. of this Agreement:

     A.   ANZDL
     B.   Atlantic Container Line
     C.   Canada Maritime
     D.   Cho Yang (PNW Only)
     E.   Columbus Lines
     F.   Hapag Lloyd
     G.   Farrell Lines
     H.   Matson
     I.   P&O
     J.   TMM
     K.   Westwood

          All others will be handled on a shorter term SCQ basis.

2. TPI Customers where Union Pacific has granted APL the temporary right to ship as TPI accounts on specific short term SCQ Rates. These may change or be deleted from the list as the SCQ's expire.

     A.   Med Shipping
     B.   Yang Ming
     C.   Bermuda
     D.   Chilean Line
     E.   HLX
     F.   Ivaran
     G.   Fleet Shipping
     H.   Zim

                                    Exhibit F

                                                                       EXHIBIT G

                FREE TIME AND STORAGE PROVISIONS AT UP TERMINALS

1.       GLOBAL 1

         A. Except for Equipment stored on the land described in Section 12.A. of this Agreement, APL shall remove loaded or empty Equipment from UP's terminal within the free time described in paragraph B. below. If APL fails to do so, APL shall pay to UP an Equipment storage charge of $14.00 per day for each loaded or empty container. When at the request of APL, empty containers are stored on Flatcars, APL shall pay a daily charge of $21.00 per day after expiration of free time.

         B. Free time shall commence at 0001 hours on the day following UP's notification to APL of the Equipment's availability and shall expire 48 hours later, at 2400 hours on the second day, Saturdays, Sundays, and holidays excluded.

         C. Storage charges shall not apply after Equipment is loaded to railcars for transportation by UP and shall not apply to any outbound Equipment after APL has given a notice of disposition to load the Equipment to a railcar.

2.       TERMINALS NAMED IN SECTION 1 OF ATTACHMENT TO THIS EXHIBIT

         A. For terminals named in Section 1 of Attachment to this Exhibit APL shall remove Equipment from the destination terminal of UP by 11:59 p.m. local time on the day following notice of Arrival and Availability given to APL, Saturdays, Sundays, and holidays excluded. If APL fails to remove Equipment, it shall pay UP an equipment storage charge of $20.00 per unit of Equipment per calendar day or fraction thereof for each of the first 5 days, and $39.00 per unit of Equipment per day or fraction thereof thereafter. No equipment storage charge will be assessed on the number of empty chassis UP and APL deems necessary for day to day operations. APL shall make such payment to UP within the payment period set forth in this agreement

3.       TERMINALS NAMED IN SECTION 2 OF ATTACHMENT TO THIS EXHIBIT

         A. For terminals named in Section 2 of Attachment to this Exhibit during years of 1998, 1999 and 2000, three (3) calendar days free time will be allowed for loaded international containers held on UP premises. Effective Jan. 1, 2001, two (2) days free time will be allowed. Saturdays, Sundays, and holidays as defined in UP's intermodal rules circular will be also be considered as free days. Railroad holidays cannot be added to the end of the free time period.

         B. Empty containers held on UP premises at terminals named in Attachment 2 of this Exhibit will be allowed two (2) calendar days free time, plus Saturdays, Sundays, plus any railroad holidays defined above. Railroad holidays can not be added to the end of the free time period.

                                 Ex. G - Page 1

         C. Free time will begin at the first 12:01 am following notification of availability given to APL. After expiration of free time, charges will be assessed for each unit of Equipment at the applicable rates below for each day or fraction of a day including Saturdays, Sundays, and holidays:

              For each of the first ten (10) days:    $13.00
              For each day thereafter:                $28.00

                                 Ex. G - Page 2

                                    EXHIBIT G

                                   ATTACHMENT

Section 1.

         Provisions of Section 2 of EXHIBIT G apply at the following terminals:

              North Little Rock, AR              Council Bluffs, IA (Omaha, NE)
              Lathrop, CA                        Las Vegas, NV
              Los Angeles, CA                    Reno, NV
              Oakland West, CA                   Portland, OR
              Denver, CO                         Dallas, TX
              Nampa, ID                          Houston, TX
              ChicanUP, IL(Canal Street)         Laredo, TX
              Dupo, IL                           San Antonio, TX
              Global 2, IL                       Salt Lake City, UT
              Yard Center, IL                    Seattle, WA
              Armordale, KS                      Green River, WY
              Kansas City, MO

Section 2.

         Provisions of Section 3 of EXHIBIT G apply at the following terminals:

              Marion, AR
              Phoenix, AZ
              City of Industry, CA
              Fresno, CA
              ICTF, CA
              LATC, CA
              Oakland, CA
              Chicago, IMX, IL
              New Orleans, LA
              Sparks, NV
              Brooklyn, OR
              Barbours Cut, TX
              El Paso, TX
              Englewood, TX
              Miller, TX
              San Antonio, TOFC, TX

                                 Ex. G - Page 3

                                                                       EXHIBIT C

                                  KEARNY TRAINS

            The following or their successors are the Kearny Trains:

                                     ZGNAP5

                                     IGNAPB

                                     IGNAP

                                   Exhibit C

                                                                       EXHIBIT Y

                              AVERAGE DAILY TENDER

A.       Average DDT Baseline:

                  The following Average DDT adjustments are in place as of February 1, 1997 and will be considered the Baseline for all cumulative adjustments to Average DDT:

         Eastbound:                             Westbound:
         ---------                              ----------

         SCA to CHI:          - 1.964%          CHI to SCA/SLC:      + 2.798%
         NCA to CHI:          - 1.964%          CHI to NCA:          - 1.608%
         NCA to MEM/MEM(X):   - 1.250%          MEM/MEM(X) to NCA:   - 1.250%
         PNW to CHI:          - 1.309%          CHI to PNW:          - 2.263%
         PNW to MEM/MEM(X):   + 1.250%          MEM/MEM(X) to NCA:   - 2.500%

B.       Average DDT Adjustment Scale:

                  The following Scale will be used to determine the percentage increase or decrease to Domestic rates based upon the change in the Average DDT:

         Change in Average DDT                   % Increase or Decrease in Rates
         ---------------------                   -------------------------------

                - 10                                        + 1.25%
                - 20                                        + 2.50%
                - 30                                        + 3.75%
                - 40                                        + 5.00%
                - 50                                        + 6.25%
           - More than 50                       + 1.25% for each increment of 10

                + 10                                        - 1.25%
                + 20                                        - 2.50%
                + 30                                        - 3.75%
                + 40                                        - 5.00%
                + 50                                        - 6.25%
           + More than 50                       - 1.25% for each increment of 10

C.       Threshold Rates:

                  The parties will determine the upper and lower limits using the methodology established in previous agreements.

                                    Exhibit Y

                                                                       EXHIBIT Z

                    UP INTERMODAL RULES NOT APPLICABLE TO APL

The following UP Intermodal Rules found in UPRR Exempt Rules Circular 20-B or successive revisions thereof will be considered exempt from application to APL for shipments made under provisions of this Agreement:

         ITEM         SUBJECT
         ----         -------

         1.03         Rate Increase
         12           Alternate Routing
         27           Alternative Routing via UP, MP and CNW
         35           Application of Rates and Services
         40           Transportation Obligation
         45           Combination Rates
         55           Pick-Up and Delivery Service
         60           Loading and Unloading of Trailers in Plans II and II 1/4
         65           Loading and Unloading of Trailers in Plan II 1/2 and III
                      Service
         75           Failure to Make Delivery
         80           Free Time for Detention
         82           Free Time Allow and/"Document Delay" Charges
         83           Intermodal Shipments for Export to Mexico via Brownsville
                      or Laredo Ramps
         84           Broker Payment of Detention and Storage Charges for Export
                      Shipments to Mexico via Brownsville or Laredo Ramps
         85           Responsibility for Detention Charges Unless Otherwise
                      Specifically Agreed to by an Office of the UP
         90           Detention Charges
         95           Detention of Tractor or Employee of Carrier
         100          Diversion or Reconsignment
         120          Shipments Loaded on Elevated Truck Pallets or Platforms or
                      Lift Truck Skids
         125          Prior or Subsequent Movement by Motor Carrier
         128          EMP Equipment Charges
         130          Trailer Use Rules
         135          Equipment Ordered, Accepted or Furnished and Not Used
         140          Loaded Shipment Returned to Consignor at Origin
         165          Storage of Vehicles
         166          Container Free Time and Storage [NOTE - this Item does
                      apply to Participant, TPI]
         168          Payment of Destination Storage Charges
         170          Excess Dimensions
         180          Vehicle Specifications
         190          Mechanical Protective Service
         200          Payment of Charges
         210          Suit to Collect Charges

                                 Ex. Z - Page 1

         262          Liability For Loss or Damage of Vehicle
         285          Application of Increases in Rates & Charges
         290          Mixed Commodities - FAK
         295          Pick up or delivery, Container Yard
         300          Empty Movement of Trailers or Containers Furnished by
                      Shippers
         501          Repositioning of Shippers Equipment
         502          (Continued)
         503          Shipments Consolidated By Ocean Carrier at Overseas
                      Origins
         600          Return of Used Pallets, Platforms or Skids
         601          Provisions Governing Return Movement of Pallets for Plan
                      2.5 Shipments
         705          Storage of Vehicles on Railroad Premises
         710          Storage of Privately Owned or Leased Chassis
         720          Rules Covering Vehicle Interchanges
         730          Charges - Vehicles Exceeding 45' but not exceeding 48'
         735          Charges - Vehicles Exceeding 48' but not exceeding 53'
         760          Required Documentation for Intermodal Shipments
         765          Transportation Agreement
         770          Required Documentation for International Shipments
         785          Specimen Intermodal Agreement
         795          Rates/Equipment Size
         800          Operating Procedures for Los Angeles and Long Beach

                                 Ex. Z - Page 2